ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

CENTEX HOME EQUITY COMPANY, LLC

Servicer

MORTGAGERAMP INC.,

Loan Performance Advisor

and

U.S. BANK NATIONAL ASSOCIATION

Trustee

_________________________________________

POOLING AND SERVICING AGREEMENT

Dated as of July 1, 2005

_________________________________________

Asset Backed Securities Corporation Home Equity Loan Trust, Series 2005-HE7

Asset Backed Pass-Through Certificates, Series 2005-HE7

Table of Contents

Page

ARTICLE I DEFINITIONS

3

SECTION 1.01.

Defined Terms.

3

SECTION 1.02.

Allocation of Certain Interest Shortfalls.

42

SECTION 1.03.

Designation of Interests in REMIC

42

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF

CERTIFICATES

44

SECTION 2.01.

Conveyance of Mortgage Loans.

44

SECTION 2.02.

Acceptance of REMIC I by the Trustee.

47

SECTION 2.03.

Repurchase or Substitution of Mortgage Loans by the Originator, the

Seller or the Depositor; Payment of Prepayment Premiums in the

Event of Breach.

48

SECTION 2.04.

Representations and Warranties of the Depositor.

52

SECTION 2.05.

Representations, Warranties and Covenants of the Servicer and the

Seller.

54

SECTION 2.06.

Issuance of the R-I Residual Interest.

58

SECTION 2.07.

Conveyance of REMIC I Regular Interests; Acceptance of REMIC II

by the Trustee.

58

ARTICLE III ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

58

SECTION 3.01.

Servicer to Act as Servicer.

58

SECTION 3.02.

Sub-Servicing Agreements Between the Servicer and Sub-Servicers.

60

SECTION 3.03.

Successor Sub-Servicers.

62

SECTION 3.04.

Liability of the Servicer.

62

SECTION 3.05.

No Contractual Relationship Between Sub-Servicers and Trustee or

Certificateholders.

63

SECTION 3.06.

Assumption or Termination of Sub-Servicing Agreements by Trustee.

63

SECTION 3.07.

Collection of Certain Mortgage Loan Payments.

63

SECTION 3.08.

Sub-Servicing Accounts.

64

SECTION 3.09.

Collection of Taxes, Assessments and Similar Items; Servicing

Accounts.

65

SECTION 3.10.

Collection Account and Distribution Account.

66

SECTION 3.11.

Withdrawals from the Collection Account and Distribution Account.

68

SECTION 3.12.

Investment of Funds in the Collection Account, the REO Account and

the Distribution Account.

70

SECTION 3.13.

[Reserved].

71

SECTION 3.14.

Maintenance of Hazard Insurance and Errors and Omissions and

Fidelity Coverage.

71

SECTION 3.15.

Enforcement of Due-On-Sale Clauses; Assumption Agreements.

73

SECTION 3.16.

Realization Upon Defaulted Mortgage Loans.

74

SECTION 3.17.

Trustee to Cooperate; Release of Mortgage Files.

76

SECTION 3.18.

Servicing Compensation.

78

SECTION 3.19.

[Reserved.]

78

SECTION 3.20.

Statement as to Compliance.

78

SECTION 3.21.

Independent Public Accountants’ Servicing Report.

79

SECTION 3.22.

Access to Certain Documentation.

79

SECTION 3.23.

Title, Management and Disposition of REO Property.

80

SECTION 3.24.

Obligations of the Servicer in Respect of Prepayment Interest

Shortfalls.

83

SECTION 3.25.

Obligations of the Servicer in Respect of Mortgage Rates and Monthly

Payments.

83

SECTION 3.26.

Net WAC Reserve Fund; Yield Maintenance Agreements.

84

SECTION 3.27.

[Reserved].

86

SECTION 3.28.

Advance Facility.

86

ARTICLE IV PAYMENTS TO CERTIFICATEHOLDERS

88

SECTION 4.01.

Distributions.

88

SECTION 4.02.

Statements to Certificateholders.

95

SECTION 4.03.

Remittance Reports; P&I Advances.

99

SECTION 4.04.

Allocation of Realized Losses.

101

SECTION 4.05.

Compliance with Withholding Requirements.

102

SECTION 4.06.

Commission Reporting.

102

ARTICLE V THE CERTIFICATES

104

SECTION 5.01.

The Certificates.

104

SECTION 5.02.

Registration of Transfer and Exchange of Certificates.

106

SECTION 5.03.

Mutilated, Destroyed, Lost or Stolen Certificates.

111

SECTION 5.04.

Persons Deemed Owners.

111

SECTION 5.05.

Certain Available Information.

112

ARTICLE VI THE DEPOSITOR, THE SERVICER AND THE LOAN PERFORMANCE

ADVISOR

112

SECTION 6.01.

Liability of the Depositor, the Seller and the Servicer.

112

SECTION 6.02.

Merger or Consolidation of the Depositor, the Seller or the Servicer.

112

SECTION 6.03.

Limitation on Liability of the Depositor, the Seller, the Servicer and

Others.

113

SECTION 6.04.

Limitation on Resignation of the Servicer.

114

SECTION 6.05.

Rights of the Depositor, the Seller and the Trustee in Respect of the

Servicer.

115

SECTION 6.06.

Duties of the Loan Performance Advisor.

115

ARTICLE VII DEFAULT

116

SECTION 7.01.

Servicer Events of Default.

116

SECTION 7.02.

Trustee to Act; Appointment of Successor.

118

SECTION 7.03.

Notification to Certificateholders.

119

SECTION 7.04.

Waiver of Servicer Events of Default.

120

ARTICLE VIII CONCERNING THE TRUSTEE

120

SECTION 8.01.

Duties of Trustee.

120

SECTION 8.02.

Certain Matters Affecting the Trustee.

121

SECTION 8.03.

Trustee Not Liable for Certificates or Mortgage Loans.

122

SECTION 8.04.

Trustee May Own Certificates.

123

SECTION 8.05.

Fees and Expenses of the Trustee.

123

SECTION 8.06.

Eligibility Requirements for Trustee.

124

SECTION 8.07.

Resignation and Removal of the Trustee.

124

SECTION 8.08.

Successor Trustee.

125

SECTION 8.09.

Merger or Consolidation of Trustee.

126

SECTION 8.10.

Appointment of Co-Trustee or Separate Trustee.

126

SECTION 8.11.

Appointment of Custodians.

127

SECTION 8.12.

Appointment of Office or Agency.

127

SECTION 8.13.

Representations and Warranties of the Trustee.

127

ARTICLE IX TERMINATION

128

SECTION 9.01.

Termination Upon Repurchase or Liquidation of All Mortgage Loans.

128

SECTION 9.02.

Additional Termination Requirements.

130

ARTICLE X REMIC PROVISIONS

131

SECTION 10.01.

REMIC Administration.

131

SECTION 10.02.

Prohibited Transactions and Activities.

134

SECTION 10.03.

Servicer and Trustee Indemnification.

135

ARTICLE XI MISCELLANEOUS PROVISIONS

135

SECTION 11.01.

Amendment.

135

SECTION 11.02.

Recordation of Agreement; Counterparts.

136

SECTION 11.03.

Limitation on Rights of Certificateholders.

137

SECTION 11.04.

Governing Law.

137

SECTION 11.05.

Notices.

137

SECTION 11.06.

Severability of Provisions.

138

SECTION 11.07.

Notice to Rating Agencies.

138

SECTION 11.08.

Article and Section References.

139

SECTION 11.09.

[Reserved].

139

SECTION 11.10.

Grant of Security Interest.

139

SECTION 11.11.

Protection of Assets.

140

SECTION 11.12.

Non-Solicitation.

140

Exhibits

Exhibit A-1

Form of Class A Certificate

Exhibit A-2

Form of Mezzanine Certificate

Exhibit A-3

[Reserved]

Exhibit A-4

[Reserved]

Exhibit A-5

Form of Class X Certificate

Exhibit A-6

Form of Class P Certificate

Exhibit A-7

[Reserved]

Exhibit A-8

[Reserved]

Exhibit A-9

[Reserved]

Exhibit A-10

Form of Class R Certificate

Exhibit B

[Reserved]

Exhibit C-1

Form of Trust Receipt and Initial Certification

Exhibit C-2

Form of Trustee Receipt and Final Certification

Exhibit D

Form of Mortgage Loan Purchase Agreement

Exhibit E-1

Form of Request for Release

Exhibit E-2

[Reserved]

Exhibit F-1

Forms of Transferor/Transferee Representation Letter

Exhibit F-2

Form of Transfer Affidavit and Agreement

Exhibit G

Form of ERISA Certification

Exhibit H

Form of Depositor Certification

Exhibit I

Form of Trustee Certification

Exhibit J

Form of Servicer Certification

Schedules

Schedule 1

Mortgage Loan Schedule

Schedule 2

Prepayment Premium Schedule

This Pooling and Servicing Agreement is dated and effective as of July 1, 2005, among ASSET BACKED SECURITIES CORPORATION, as Depositor, DLJ MORTGAGE CAPITAL, INC., as Seller, CENTEX HOME EQUITY COMPANY, LLC, as Servicer, MORTGAGE RAMP INC., as Loan Performance Advisor, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.

PRELIMINARY STATEMENT:

The Depositor intends to sell pass-through certificates (collectively, the “Certificates”), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in multiple REMICs (as defined herein) created hereunder.  The Trust Fund will consist of a segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement.

As of the Cut-off Date, the Mortgage Loans had an aggregate Stated Principal Balance equal to $279,152,148.29.

Set forth below are designations of Classes of Certificates to the categories used herein.

Book-Entry Certificates	All Classes of Certificates other than the Physical Certificates.
Class A Certificates	Class A1, Class A2 and Class A3 Certificates
Class P Certificates	Class P Certificates.
ERISA-Restricted Certificates	Non-Offered Certificates and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter’s Exemption.
LIBOR Certificates	Class A and Mezzanine Certificates.
Mezzanine Certificates	Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates.
Non-Offered Certificates	Class M7, Class M8, Class M9, Class X, Class P and Residual Certificates.
Offered Certificates	Class A and Offered Subordinate Certificates.
Offered Subordinate Certificates	Mezzanine Certificates (other than the Class M7, Class M8 and Class M9 Certificates).
Physical Certificates	Class X, Class P and Residual Certificates.
Regular Certificates	All Classes of Certificates other than the Residual Certificates.
Residual Certificates	Class R Certificates.
Senior Certificates	Class A Certificates.
Subordinate Certificates	Mezzanine Certificates, Class X Certificates and Residual Certificates.

In consideration of the mutual agreements herein contained, the Depositor, the Seller, the Servicer, the Loan Performance Advisor and the Trustee agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.

Defined Terms.

Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

“1933 Act”: As defined in Section 5.02(b) herein.

“Accepted Servicing Practices”: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

“Adjustable Rate Mortgage Loan”: Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

“Adjustable-Rate PPC”: 100% Adjustable-Rate PPC means a CPR of 4.00% per annum of the then unpaid principal balance of the Adjustable Rate Mortgage Loans in the first month of the life of such Mortgage Loans and an additional approximately 2.1818% (precisely 24%/11 expressed as a percentage) per annum in each month thereafter until the 12th month, remaining at 28% per annum in each month thereafter until the 24th month, then beginning in the 25th month, remaining at 55% per annum in each month thereafter until the 28th month and in each month thereafter during the life of such Mortgage Loans, a CPR of 35% per annum.

“Adjustment Date”: With respect to each Adjustable Rate Mortgage Loan, the day of the month on which the Mortgage Rate of such Mortgage Loan changes pursuant to the related Mortgage Note.  The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

“Advance Facility”: As defined in Section 3.28(a) herein.

“Advance Facility Notice”: As defined in Section 3.28(b) herein.

“Advance Facility Trustee”: As defined in Section 3.28(b) herein.

“Advance Reimbursement Amounts”: As defined in Section 3.28(a) herein.

“Advancing Person”: As defined in Section 3.28(a) herein.

“Affiliate”: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Principal Balance”: As of any date of determination will be equal to the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties owned by the Trust.

“Agreement”: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

“Allocated Realized Loss Amount”: With respect to any Distribution Date and any Class of Mezzanine Certificates, the amount by which (A) any Realized Losses allocated to any such Class of Certificates on any Distribution Date pursuant to Section 4.04 exceeds the sum of (B) (i) any additions to the Certificate Principal Balance pursuant to Section 4.04(d) on such Distribution Date or any previous Distribution Date and (ii) the aggregate of the amounts paid in respect of reimbursement of Allocated Realized Loss Amounts pursuant to Section 4.01(a)(3) on previous Distribution Dates.

“Applicable Regulations”: As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

“Assignment”: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form (excepting therefrom, if applicable, the mortgage recordation information which has not been required pursuant to Section 2.01 hereof or returned by the applicable recorder’s office and/or the assignee’s name), which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

“Assignment and Assumption Agreement”: That certain assignment and assumption agreement dated as of the Cut-off Date, by and between the Seller, as assignor and the Depositor, as assignee, relating to the Mortgage Loans.

“Available Distribution Amount”: With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Collection Account and Distribution Account as of the close of business on the related Determination Date, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to Section 3.23, (c) the amount deposited in the Distribution Account by the Servicer in respect of Compensating Interest for such Distribution Date pursuant to Section 3.24 and (d) the aggregate of any P&I Advances made by the Servicer for such Distribution Date pursuant to Section 4.03 reduced (to not less than zero) by (2) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), interest payments with Principal Prepayments received on or prior to the Closing Date representing interest accruals for periods prior to the Closing Date and interest payments with Principal Prepayments in full received during the first day through the fifteenth day of a calendar month in a Prepayment Period representing interest accruals for the portion of the Prepayment Period from such first day to such fifteenth day, (iii) Liquidation Proceeds, Insurance Proceeds and proceeds from repurchases of and substitutions for Mortgage Loans, if any, received in respect of such Mortgage Loans after the calendar month preceding the month of such Distribution Date, (iv) amounts reimbursable or payable to the Depositor, the Originator, the Servicer, the Loan Performance Advisor, the Trustee or any Sub-Servicer pursuant to Section 3.11 or Section 3.12 or otherwise payable in respect of Extraordinary Trust Fund Expenses, (v) amounts deposited in the Collection Account or the Distribution Account in error, and (vi) the amount of any Prepayment Premiums collected by the Servicer in connection with the voluntary Principal Prepayment in full of any of the Mortgage Loans or the Servicer Prepayment Premium Payment Amount.

“Bankruptcy Code”: The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

“Bankruptcy Loss”: With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation (i.e. “principal cramdown”) or Debt Service Reduction (i.e., “interest cramdown”).

“Basic Principal Distribution Amount”: With respect to any Distribution Date the amounts in clauses (b)(i) - (iv) of the definition of Principal Distribution Amount.

“Book-Entry Certificate”: As specified in the Preliminary Statement.

“Book-Entry Custodian”: The custodian appointed pursuant to Section 5.01 herein.

“Business Day”: Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of New York, the State of Delaware, the State of Minnesota, the State of Texas or the cities in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

“Cap Counterparty”: Credit Suisse First Boston International, or any successor in interest thereto under the Yield Maintenance Agreements.

“Certificate”: Any one of the certificates issued under this Agreement in substantially the forms attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-5, Exhibit A-6 and Exhibit A-10.

“Certificate Factor”: With respect to any Class of LIBOR Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses in reduction of the Certificate Principal Balance of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the Original Certificate Principal Balance of such Class of Certificates as of the Closing Date.

“Certificate Margin”: As to any Class of LIBOR Certificates, the respective amount set forth below:

	Certificate Margin
Class	(1)	(2)
A1	0.100%	0.200%
A2	0.230%	0.460%
A3	0.370%	0.740%
M1	0.450%	0.675%
M2	0.480%	0.720%
M3	0.650%	0.975%
M4	1.250%	1.875%
M5	1.400%	2.100%
M6	1.800%	2.700%
M7	2.500%	3.750%
M8	2.500%	3.750%
M9	2.500%	3.750%

(1)

To and including the Optional Termination Date.

(2)

After the Optional Termination Date.

“Certificate Owner”: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

“Certificate Principal Balance”: With respect to any Class of Certificates, other than the Class R and Class X Certificates, as of any Distribution Date, the Original Certificate Principal Balance thereof reduced by the sum of (a) all amounts actually distributed in respect of principal of such Class and (b) with respect to the Mezzanine Certificates, any reductions in their respective Certificate Principal Balances deemed to have occurred in connection with allocations of Realized Losses on all prior Distribution Dates pursuant to Section 4.04(b) plus any increase to a Certificate Principal Balance pursuant to Section 4.04(d).

“Certificate Register” and “Certificate Registrar”: The register maintained and the registrar appointed pursuant to Section 5.02 herein.

“Certificateholder” or “Holder”: The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01.  The Trustee may conclusively rely upon a certificate of the Depositor or the Servicer in determining whether a Certificate is held by an Affiliate thereof.  All references herein to “Holders” or “Certificateholders” shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a “Holder” or “Certificateholder” only the Person in whose name a Certificate is registered in the Certificate Register.

“Charged-off Mortgage Loan”:  As defined in Section 3.01 herein.

“Class”: All of the Certificates bearing the same class designation as set forth in the Preliminary Statement.

“Class A Principal Distribution Amount”: For any Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 46.60% and (ii) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the Aggregate Principal Balance as of the last day of the related Due Period minus $1,395,760.

“Class Exemption”: A class exemption granted by the U.S. Department of Labor, which provides relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of the Code.

“Class M1 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 58.80% and (ii) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the Aggregate Principal Balance as of the last day of the related Due Period minus $1,395,760.

“Class M2 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the related Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M1 Certificates (after taking into account the payment of the Class M1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 68.40% and (ii) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the Aggregate Principal Balance as of the last day of the related Due Period minus $1,395,760.

“Class M3 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M1 Certificates (after taking into account the payment of the Class M1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M2 Certificates (after taking into account the payment of the Class M2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 78.80% and (ii) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the Aggregate Principal Balance as of the last day of the related Due Period minus $1,395,760.

“Class M4 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M1 Certificates (after taking into account the payment of the Class M1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M2 Certificates (after taking into account the payment of the Class M2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M3 Certificates (after taking into account the payment of the Class M3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 85.00% and (ii) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the Aggregate Principal Balance as of the last day of the related Due Period minus $1,395,760.

“Class M5 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M1 Certificates (after taking into account the payment of the Class M1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M2 Certificates (after taking into account the payment of the Class M2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M3 Certificates (after taking into account the payment of the Class M3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M4 Certificates (after taking into account the payment of the Class M4 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 88.00% and (ii) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the Aggregate Principal Balance as of the last day of the related Due Period minus $1,395,760.

“Class M6 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M1 Certificates (after taking into account the payment of the Class M1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M2 Certificates (after taking into account the payment of the Class M2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M3 Certificates (after taking into account the payment of the Class M3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M4 Certificates (after taking into account the payment of the Class M4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M5 Certificates (after taking into account the payment of the Class M5 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 90.30% and (ii) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the Aggregate Principal Balance as of the last day of the related Due Period minus $1,395,760.

“Class M7 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M1 Certificates (after taking into account the payment of the Class M1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M2 Certificates (after taking into account the payment of the Class M2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M3 Certificates (after taking into account the payment of the Class M3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M4 Certificates (after taking into account the payment of the Class M4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M5 Certificates (after taking into account the payment of the Class M5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M6 Certificates (after taking into account the payment of the Class M6 Principal Distribution Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class M7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 92.30% and (ii) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the Aggregate Principal Balance as of the last day of the related Due Period minus $1,395,760.

“Class M8 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M1 Certificates (after taking into account the payment of the Class M1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M2 Certificates (after taking into account the payment of the Class M2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M3 Certificates (after taking into account the payment of the Class M3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M4 Certificates (after taking into account the payment of the Class M4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M5 Certificates (after taking into account the payment of the Class M5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M6 Certificates (after taking into account the payment of the Class M6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M7 Certificates (after taking into account the payment of the Class M7 Principal Distribution Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class M8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 94.30% and (ii) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the Aggregate Principal Balance as of the last day of the related Due Period minus $1,395,760.

“Class M9 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M1 Certificates (after taking into account the payment of the Class M1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M2 Certificates (after taking into account the payment of the Class M2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M3 Certificates (after taking into account the payment of the Class M3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M4 Certificates (after taking into account the payment of the Class M4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M5 Certificates (after taking into account the payment of the Class M5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M6 Certificates (after taking into account the payment of the Class M6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M7 Certificates (after taking into account the payment of the Class M7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M8 Certificates (after taking into account the payment of the Class M8 Principal Distribution Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class M9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 95.50% and (ii) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the Aggregate Principal Balance as of the last day of the related Due Period minus $1,395,760.

“Class X Distribution Amount”: With respect to any Distribution Date the sum of (i) the Overcollateralization Release Amount for that Distribution Date, if any, and (ii) the product of (x) a notional amount, equal to the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the month preceding the month of such Distribution Date (after giving effect to Monthly Payments of principal due on such date and reduced by Principal Prepayments received and distributed in the month prior that Distribution Date), and (y) the Pass-Through Rate for such Class for such Distribution Date as set forth in footnote (2) to “Master REMIC” under Section 1.03 herein, less (iii) distributions made pursuant to Section 4.01(a)(3)(i)-(xxxi) on such Distribution Date.

“Closing Date”: July 29, 2005.

“Code”: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

“Collection Account”: The account or accounts created and maintained by the Servicer pursuant to Section 3.10(a), which shall be entitled “Centex Home Equity Company, LLC, as Servicer for U.S. Bank National Association, as Trustee, in trust for the registered holders of Asset Backed Securities Corporation Home Equity Loan Trust 2005-HE5, Series 2005-HE5”.  The Collection Account must be an Eligible Account.

“Commission”: The Securities and Exchange Commission.

“Compensating Interest”: As defined in Section 3.24 herein.

“Controlling Person”: The Holders of the majority Percentage Interest of the Class X Certificates.

“Corporate Trust Office”: The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which offices at the date of the execution of this instrument is located at 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, Attention: Structured Finance, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

“Corresponding Classes of Certificates”: With respect to each REMIC Regular Interest, any Class of Certificates appearing opposite such REMIC Regular Interest in Section 1.03 hereof.

“CPR”: A prepayment assumption that represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool.

“Credit Enhancement Percentage”: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Mezzanine Certificates (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date) and (ii) the Overcollateralization Amount which for the purposes of this definition shall not be less than zero (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date) by (y) the Aggregate Principal Balance as of the last day of the related Due Period.

“Credit Repositories”: Each of Equifax, Transunion, and Experian, or their respective successors in interest.

“Custodial Agreement”: Any custodial agreement between the Trustee and the related Custodian providing for the safekeeping of any documents or instruments referred to in Section 2.01 on behalf of the Certificateholders.

“Custodial File”: A Mortgage File held by a Custodian on behalf of the Trustee.

“Custodian”: A custodian that is appointed pursuant to a Custodial Agreement.  Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee.  The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

“Cut-off Date”: With respect to each Mortgage Loan (other than a Qualified Substitute Mortgage Loan), July 1, 2005.  With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution.  References herein to the “Cut-off Date,” when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

“Debt Service Reduction”: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

“Default Rate”: As defined in the related Yield Maintenance Agreement.

“Deficient Valuation”: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

“Definitive Certificates”: As defined in Section 5.01(b) herein.

“Deleted Mortgage Loan”: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

“Delinquency Percentage”: With respect to the last day of a Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days Delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month.

“Delinquent”: A Mortgage Loan is “Delinquent” if any Monthly Payment due on a Due Date is not made by the close of business on the next scheduled Due Date for that Mortgage Loan (including all foreclosures, bankruptcies and REO Properties).  A Mortgage Loan is “30 days Delinquent” if the Monthly Payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which that Monthly Payment was due or, if there was no corresponding date (e.g., as when a 30-day month follows a 31-day month in which the payment was due on the 31st day of that month), then on the last day of that immediately succeeding month; and similarly for “60 days Delinquent” and “90 days Delinquent,” etc.

“Depositor”: Asset Backed Securities Corporation, a Delaware corporation, or its successor in interest.

“Depositor Certification”: As defined in Section 4.06(b) herein, a form of which is attached hereto as Exhibit H.

“Depository”: The Depository Trust Company, or any successor Depository hereafter named.  The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act.

“Depository Institution”: Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated “F-1” by Fitch (if rated by Fitch), “A-1” by S&P and “P-1” by Moody’s (or comparable ratings if Fitch, S&P and Moody’s are not the Rating Agencies).

“Depository Participant”: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

“Determination Date”: With respect to each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

“Directly Operate”: With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

“Disqualified Organization”: Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an “electing large partnership” within the meaning of Section 775 of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any REMIC created hereunder, or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person.  The terms “United States,” “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

“Distribution Account”: The trust account or accounts created and maintained by the Trustee pursuant to Section 3.10(b) which shall be entitled “Distribution Account, U.S. Bank National Association, as Trustee, in trust for the registered holders of Asset Backed Securities Corporation Home Equity Loan Trust, Series 2005-HE7”.  The Distribution Account must be an Eligible Account.

“Distribution Date”: The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in August 2005.

“Due Date”: With respect to each Distribution Date and each Mortgage Loan (a) that has a Monthly Payment due on the first day of the month, the first day of the month and (b) that has a Monthly Payment due on a day other than the first day of the month, such Mortgage Loan will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month, in each case, exclusive of any days of grace in the related Due Period.

“Due Period”: With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

“EDGAR”: The Commission’s Electronic Data Gathering and Retrieval System.

“Eligible Account”: Either (1) an account or accounts maintained with a federal or state-chartered Depository Institution or trust company acceptable to the Rating Agencies and shall be: (a) commercial paper, short-term debt obligation, or other short-term deposits rated at least “A-1+” by S&P and “F-1+” by Fitch (if rated by Fitch) if the deposits are to be held in the account for less than 30 days; or (b) long term unsecured debt obligations rated at least “AA-” by S&P if the deposits are to be held in the account more than 30 days; following a downgrade, withdrawal, or suspension of such institution’s rating, each account should promptly (and in any case within not more than 10 calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted; or (2) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity.  Eligible Accounts may bear interest.

“ERISA”: The Employee Retirement Income Security Act of 1974, as amended.

“ERISA-Qualifying Underwriting”: A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirements) of an Underwriter’s Exemption.

“Estate in Real Property”: A fee simple estate in a parcel of land.

“Excess Overcollateralization Amount”: With respect to any Distribution Date, the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

“Exchange Act”: The Securities Exchange Act of 1934, as amended.

“Extraordinary Trust Fund Expense”: Any amounts reimbursable to the Trustee or any director, officer, employee or agent of the Trustee, from the Trust Fund pursuant to Section 2.02, 2.03, 7.02 or 8.05(a) and any amounts payable from the Distribution Account in respect of taxes pursuant to Section 10.01(g)(iii), any amounts payable from the Distribution Account in respect of any REMIC administration pursuant to Section 10.01(c).

“Fannie Mae”: Fannie Mae, formerly known as Federal National Mortgage Association, or any successor thereto.

“FDIC”: Federal Deposit Insurance Corporation or any successor thereto.

“Federal Funds Rate”: The interest rate at which depository institutions lend balances at the Federal Reserve to other depository institutions overnight.

“Final Certification”: As defined in Section 2.02.

“Final Distribution Date”: The Distribution Date in July 2035.

“Final Recovery Determination”: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller, the Depositor or the Servicer, as the case may be, pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01, as applicable), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

“First Lien”: With respect to any second lien Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

“Fitch”: Fitch, Inc., or its successor in interest thereto.

“Fixed Rate Mortgage Loan”: Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is fixed.

“Fixed-Rate PPC”: 100% Fixed-Rate PPC means a CPR of 4.00% per annum of the then unpaid principal balance of the Fixed Rate Mortgage Loans in the first month of the life of such Mortgage Loans and an additional approximately 1.4545% (precisely 16%/11 expressed as a percentage) per annum in each month thereafter until the 12th month, and then beginning in the 12th month and in each month thereafter during the life of such Mortgage Loans, a CPR of 20% per annum.

“Formula Rate”: As to any Class of LIBOR Certificates and any Distribution Date, the sum of One-Month LIBOR and the applicable Certificate Margin for the related Interest Accrual Period.

“Freddie Mac”: Freddie Mac, formerly known as Federal Home Loan Mortgage Corporation, or any successor thereto.

“Gross Margin”: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

“Independent”: When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Servicer or any Affiliate thereof, and (c) is not connected with the Depositor, the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

“Independent Contractor”: Either (i) any Person (other than the Servicer) that would be an “independent contractor” with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm’s length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

“Index”: With respect to each Adjustable Rate Mortgage Loan and each related Adjustment Date, the index as specified in the related Mortgage Note.

“Initial Certification”: As defined in Section 2.02.

“Insurance Proceeds”: Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing Mortgage Loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

“Interest Accrual Period”: With respect to any Distribution Date and the LIBOR Certificates, will be the actual number of days (based on a 360-day year) included in the period commencing on the immediately preceding Distribution Date (or, in the case of the first such Interest Accrual Period, commencing on the Closing Date) and ending on the day immediately preceding such Distribution Date.

“Interest Determination Date”: With respect to the LIBOR Certificates and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

“Interest Remittance Amount”: With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans and to Compensating Interest paid by the Servicer with respect to the Mortgage Loans.

“Late Collections”: With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but Delinquent for such Due Period and not previously recovered.

“Legal Fees”: As defined in Section 8.05(b).

“LIBOR Certificates”: As specified in the Preliminary Statement.

“Liquidation Event”: With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01; or (iv) such Mortgage Loan becomes a Charged-off Mortgage Loan.  With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being purchased pursuant to Section 9.01.

“Liquidation Proceeds”: The amount (other than Insurance Proceeds, Recoveries or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee’s sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01.

“Loan Performance Advisor”: MortgageRamp Inc., a Delaware corporation, and its successors in interest.

“Loan Performance Advisor Agreement”: The Loan Performance Advisor Agreement, dated as of February 28, 2005, by and between the Depositor and the Loan Performance Advisor.

“LPA Fee”: As to any Distribution Date, an amount equal to the greater of (A) (i) the product of (a) one-twelfth of the LPA Fee Rate and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the preceding Distribution Date or, in the case of the first Distribution Date, the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off date; provided however that the Loan Performance Advisor Fee for any Distribution Date shall not be lower than $1,500.

“LPA Fee Rate”: With respect to each Mortgage Loan, either (a) 0.015% per annum or (b) if the Loan Performance Advisor Fee is the amount calculated pursuant to the proviso in the definition of “Loan Performance Advisor Fee”, a per annum rate determined by dividing such fee by the average of the aggregate Stated Principal Balance of the Mortgage Loans as of the preceding Distribution Date.

“Loan-to-Value Ratio” or “LTV”: With respect to any first lien Mortgage Loan and as of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.  With respect to any second lien Mortgage Loan and as of any date of determination, the fraction, expressed as a percentage, the numerator of which is the sum of (a) the principal balance of the related Mortgage Loan at the date of origination plus (b) the principal balance of the related First Lien at the date of origination of such mortgage loan and the denominator of which is the Value of the related Mortgaged Property.

“London Business Day”: Any day on which banks in the City of London and The City of New York are open and conducting transactions in United States dollars.

“Master REMIC”: As defined in Section 1.03 of this Agreement.

“Maximum Mortgage Rate”: With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

“Minimum Mortgage Rate”: With respect to each Adjustable Rate Mortgage Loan, the greater of (a) the Gross Margin set forth in the related Mortgage Note and (b) the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

“Monthly Interest Distributable Amount”: With respect to any Distribution Date and each Class of Certificates, other than the Class P, Class R and Class X Certificates, an amount equal to the amount of interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date, in each case, reduced by any Net Prepayment Interest Shortfalls allocated to such Class of Certificates and any Relief Act Interest Shortfalls allocated to such Class of Certificates, in each such case, as such shortfalls are allocated pursuant to Section 1.02 herein.

“Monthly Payment”: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.07(a); and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

“Moody’s”: Moody’s Investors Service, Inc. or its successor in interest.

“Mortgage”: The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

“Mortgage File”: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

“Mortgage Loan”: Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(c) of this Agreement, as held from time to time as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule, including each REO Property unless the context otherwise requires.

“Mortgage Loan Purchase Agreement”: The agreement among the Originator, Harwood Street Funding II, LLC and the Seller, regarding the sale of the Mortgage Loans by the Originator and Harwood Street Funding II, LLC to the Seller.

“Mortgage Loan Schedule”: As of any date, the list of Mortgage Loans included in the Trust Fund on such date, attached hereto as Schedule 1.  The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

(i)

the Mortgagor’s name and the Originator’s Mortgage Loan identifying number;

(ii)

the street address of the Mortgaged Property including the state and zip code;

(iii)

a code indicating whether the Mortgaged Property is owner-occupied;

(iv)

the type of Residential Dwelling constituting the Mortgaged Property;

(v)

the original months to maturity;

(vi)

the Loan-to-Value Ratio, at origination;

(vii)

the Mortgage Rate in effect immediately following the Cut-off Date;

(viii)

the date on which the first Monthly Payment was due on the Mortgage Loan;

(ix)

the stated maturity date of such Mortgage Loan and of the related First Lien, if applicable;

(x)

the amount of the Monthly Payment (a) at origination and (b) due on the first Due Date after the Cut-off Date;

(xi)

the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

(xii)

the original principal amount of the Mortgage Loan and the original principal balance of the related First Lien, if applicable, as of the date of origination;

(xiii)

the Stated Principal Balance of the Mortgage Loan and the Stated Principal Balance of the related First Lien, if applicable, as of the close of business on the Cut-off Date;

(xiv)

with respect to each Adjustable Rate Mortgage Loan, the applicable Index and Gross Margin;

(xv)

a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

(xvi)

with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

(xvii)

with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

(xviii)

the Mortgage Rate at origination;

(xix)

with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment;

(xx)

a code indicating the documentation program;

(xxi)

with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date and the Adjustment Date frequency;

(xxii)

the Value of the Mortgaged Property;

(xxiii)

the sale price of the Mortgaged Property, if applicable;

(xxiv)

the Originator’s risk grade and the FICO or other credit score;

(xxv)

the actual interest “paid to date” of the Mortgage Loan as of the Cut-off Date;

(xxvi)

the number of years any Prepayment Premium is in effect;

(xxvii)

the loan type (e.g., fixed, adjustable; 2/28, 2/28 IO, 3/27, 3/27 IO etc.);

(xxviii)

 the actual unpaid principal balance of the Mortgage Loan as of the Cut-off Date;

(xxix)

a code indicating whether the Mortgage Loan is a second lien Mortgage Loan; and

(xxx)

a code indicating whether the Mortgage Loan is subject to a Prepayment Premium, if any.

The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.  The Mortgage Loan Schedule shall set forth the aggregate Stated Principal Balance of the Mortgage Loans.  The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement.  With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

“Mortgage Note”: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

“Mortgage Pool”: The pool of Mortgage Loans, identified on Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

“Mortgage Rate”: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.  With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

“Mortgaged Property”: The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property or a leasehold interest improved by a Residential Dwelling.

“Mortgagor”: The obligor on a Mortgage Note.

“Net Liquidation Proceeds”: With respect to any liquidation of a Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property), the related Liquidation Proceeds, net of P&I Advances, Servicing Advances, Servicing Fees and any other fees, received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property in accordance with the terms of this Agreement.

“Net Monthly Excess Cashflow”: With respect to any Distribution Date, an amount equal to the sum of (i) any Overcollateralization Release Amount for such Distribution Date and (ii) the positive excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the LIBOR Certificates pursuant to Section 4.01(a)(1), (B) any Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the Principal Remittance Amount.

“Net Mortgage Rate”: With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the sum of LPA Fee Rate and the Servicing Fee Rate.

“Net Prepayment Interest Shortfall”: With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such date over the related Compensating Interest.

“Net WAC Rate”: With respect to the any Class of LIBOR Certificates and any Distribution Date (and any corresponding REMIC interest created pursuant to Section 1.03 hereof), a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the difference between (A) the weighted average Mortgage Rates of the Mortgage Loans as of the first day of the month preceding the month of such Distribution Date, weighted on the basis of the related Stated Principal Balances as of such date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date) and (B) the sum of (1) the Servicing Fee Rate and (2) the LPA Fee Rate.

“Net WAC Rate Carryover Amount”: For any Distribution Date on which the Pass-Through Rate for any Class of LIBOR Certificates is equal to the Net WAC Rate, an amount equal to the sum of (i) the excess of (x) the amount of interest such Class accrued for such Distribution Date at the related Formula Rate, over (y) the amount of interest such Class accrued for such Distribution Date at the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with interest accrued on such unpaid portion for the most recently ended Interest Accrual Period at the Formula Rate applicable for such Class for such Interest Accrual Period.

“Net WAC Reserve Fund”: The Eligible Account established pursuant to Section 3.26.

“New Lease”: Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund, if the Trust Fund has the right to renegotiate the terms of such lease.

“NIM Note”:  Any debt instrument secured by distributions on any of the Certificates issued by the Trust.

“Nonrecoverable P&I Advance”: Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer using Accepted Servicing Practices, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

“Nonrecoverable Servicing Advance”: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer using Accepted Servicing Practices, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

“Non-United States Person”: Any Person other than a United States Person.

“Offered Certificates”: As defined in the Preliminary Statement.

“Offered Subordinate Certificates”: As specified in the Preliminary Statement.

“Officers’ Certificate”: With respect to the Depositor and the Seller, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated) or an authorized agent, and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor or Seller, as applicable.  With respect to the Servicer, any officer who is authorized to act for the Servicer in matters relating to this Agreement, and whose action is binding upon the Servicer, initially including those individuals whose names appear on the list of authorized officers delivered at the closing.

“One-Month LIBOR”: With respect to the LIBOR Certificates and any Interest Accrual Period therefor, the rate determined by the Trustee on the related Interest Determination Date (or with respect to the initial Interest Accrual Period, on the Closing Date based on information available on the related Interest Determination Date) on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date.  In such event, the Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate.  If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).  If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) One-Month LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.  Notwithstanding the foregoing, if, under the priorities described above, One-Month LIBOR for an Interest Determination Date would be based on One-Month LIBOR for the previous Interest Determination Date for the third consecutive Interest Determination Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

“Operative Documents”: This Agreement, the Mortgage Loan Purchase Agreement, the Reconstitution Agreement, the Assignment and Assumption Agreement and any other documents related hereto or thereto.

“Opinion of Counsel”: A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or the Servicer and which shall be acceptable to the Trustee (which acceptance shall not be unreasonably withheld), except that any opinion of counsel relating to (a) the qualification of any REMIC created hereunder or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

“Optional Termination Date”: The first Distribution Date that the Servicer shall be permitted to purchase the Mortgage Loans and REO Properties pursuant to Section 9.01(b).

“Original Certificate Principal Balance”: With respect to any Class of Certificates, other than the Class R and Class X Certificates, the Certificate Principal Balance thereof on the Closing Date and as specified in Section 1.03 hereof.

“Originator”: Centex Home Equity Company, LLC, or its successor in interest.

“Outsourcer”: As defined in Section 3.02(c) herein.

“Overcollateralization Amount”: As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties as of the last day of the related Due Period for such Distribution Date over (b) the sum of the aggregate Certificate Principal Balances of the LIBOR and Class P Certificates as of such Distribution Date (after taking into account the payment of the amounts described in clauses (b)(i) through (iv) of the definition of Principal Distribution Amount on such Distribution Date).

“Overcollateralization Deficiency Amount”: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralization Target Amount applicable to such Distribution Date over (b) the Overcollateralization Amount applicable to such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a payment of principal on such Distribution Date and giving effect to any distribution made pursuant to Section 4.01(a)(3)(i) on such Distribution Date).

“Overcollateralization Increase Amount”: With respect to any Distribution Date, the lesser of (a) the Overcollateralization Deficiency Amount for such Distribution Date and (b) Net Monthly Excess Cash Flow available for distribution on that Distribution Date pursuant to Section 4.01(a)(3)(i).

“Overcollateralization Release Amount”: With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralization Amount and (b) the Basic Principal Distribution Amount for such Distribution Date.

“Overcollateralization Target Amount”: With respect to any Distribution Date (1) prior to the Stepdown Date, 2.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, (2) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (y) $1,395,760, and (3) on or after the Stepdown Date if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

“Ownership Interest”: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

“Pass-Through Rate”: For any Distribution Date and any Class of LIBOR Certificates will equal the lesser of (a) the related Formula Rate and (b) the Net WAC Rate for such Distribution Date.  For any Distribution Date and the Class X Certificates, the rate set forth for the Class X Certificates in footnote (2) to “Master REMIC” under section 1.03 herein.

“Percentage Interest”: As to any Certificate, either the percentage set forth on the face thereof or the percentage obtained by dividing the initial Certificate Principal Balance or initial Notional Amount represented by such Certificate by the aggregate initial Certificate Principal Balance or aggregate initial Notional Amount of all of the Certificates of such Class.

“Periodic Rate Cap”: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

“Permitted Investments”: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Servicer, the Trustee or any of their respective Affiliates:

(a)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(b)

demand and time deposits in, certificates of deposit of, or bankers’ acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars that are rated in the highest ratings categories by each Rating Agency and issued by any Depository Institution;

(c)

repurchase obligations with respect to any security described in clause (a) above entered into with a Depository Institution (acting as principal);

(d)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating category at the time of such investment or contractual commitment providing for such investment;

(e)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

(f)

units of money market funds, including money market funds managed or advised by the Trustee or an Affiliate thereof, that have been rated “AAA” by Fitch (if rated by Fitch), “Aaa” by Moody’s (if rated by Moody’s) and “AAA” by S&P (if rated by S&P); and

(g)

if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates; provided, however, that any Permitted Investment pursuant to this clause (g) which solely contains a short-term rating shall be a Permitted Investment rated in the highest category for such short-term rating;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

“Permitted Transferee”: Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

“Person”: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“P&I Advance”: As to any Mortgage Loan or REO Property, any advance made by the Servicer in respect of any Distribution Date representing the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Due Period on the related Mortgage Loans and that were Delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure as determined pursuant to Section 4.03.  The Servicer will not be required to make any Nonrecoverable P&I Advances as described in Section 4.03.

“Plan”: Any employee benefit plan (as defined in Section 3(3) of ERISA) or other plan as defined in Section 4975(e)(1) of the Code that is subject to Title I of ERISA or Section 4975 of the Code, or any entity deemed to hold the plan assets of the foregoing.

“Pool Principal Balance”: As of any Distribution Date, the aggregate Stated Principal Balance of the Mortgage Loans.

“Prepayment Assumption”: With respect to the (i) Adjustable Rate Mortgage Loans, 100% Adjustable-Rate PPC and (ii) Fixed Rate Mortgage Loans, 115% Fixed-Rate PPC.  The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes.

“Prepayment Interest Shortfall”: With respect to any Determination Date, for each Mortgage Loan that was during the related Prepayment Period subject to a Principal Prepayment in full (other than a Principal Prepayment in full received on or prior to the Closing Date and during that portion of the related Prepayment Period occurring between the first day of the calendar month in which the such Determination Date occurs and the last day of such Prepayment Period) that was applied by the Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to the product of (a) the Net Mortgage Rate for such Mortgage Loan, (b) the amount of the Principal Prepayment for such Mortgage Loan, (c) 1/360 and (d) the number of days commencing on the date on which the prepayment is applied and ending on the last day of the calendar month preceding the month of such Determination Date.  The obligations of the Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24.

“Prepayment Period”: With respect to any Distribution Date, is with respect to Principal Prepayments in full or in part, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date and ending on the fifteenth day of the month of such Distribution Date, except with respect to the first Distribution Date, the Prepayment Period for all prepayments will commence on July 20, 2005.

“Prepayment Premium”: With respect to any Mortgage Loan and Prepayment Period, any prepayment premium, penalty or charge collected by the Servicer from a Mortgagor in connection with any voluntary Principal Prepayment and held from time to time as a part of the Trust Fund.  The Servicer shall calculate, in good faith using Accepted Servicing Practices, the amount of any Prepayment Premium solely pursuant to the terms of the related Mortgage Note.

“Prepayment Premium Schedule”: As of the Cut-off Date, a list attached hereto as Schedule 2 (including the Prepayment Premium Summary attached thereto) in an electronic format, setting forth the following information with respect to each Prepayment Premium:

(i)

the Mortgage Loan identifying number;

(ii)

a code indicating the type of Prepayment Premium;

(iii)

the state of origination of the related Mortgage Loan;

(iv)

the date on which the first monthly payment was due on the related Mortgage Loan;

(v)

the term of the related Prepayment Premium;

(vi)

the principal balance of the related Mortgage Loan as of the Cut-off Date; and

(vii)

such other information as is reasonably requested by the Trustee.

Upon notice to the Trustee, the Servicer shall amend the Prepayment Premium Schedule (i) if the Servicer has waived a Prepayment Premium or (ii) upon the substitution of any Mortgage Loan.  The Servicer shall furnish a copy of the amended Prepayment Premium Schedule to the Trustee.  With respect to a waived Prepayment Premium, the Servicer may deliver to the Trustee an Officer’s Certificate as described in Section 3.07(b) in lieu of an amended Prepayment Premium Schedule.

“Prime Rate”: The rate of interest equal to the prime rate as reported in The Wall Street Journal.

“Principal Distribution Amount”: With respect to any Distribution Date, the lesser of:

(a)

the excess of the Available Distribution Amount over the amount payable on the Certificates from the Available Distribution Account pursuant to Section 4.01(a)(1)(i) – (xi); and

(b)

the sum of

(i)

the principal portion of each Monthly Payment on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;

(ii)

the Stated Principal Balance of any Mortgage Loan that was purchased during the calendar month preceding the month of such Distribution Date pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01 and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 during the calendar month preceding the month of such Distribution Date;

(iii)

the principal portion of all other unscheduled collections in respect of Insurance Proceeds, Liquidation Proceeds and REO Principal Amortization received during the calendar month preceding the month of such Distribution Date, net of any portion thereof that represents a recovery of principal for which an advance was made by the Servicer pursuant to Section 4.03 in respect of a preceding Distribution Date and any Recoveries received during the calendar month preceding the month of such Distribution Date;

(iv)

the principal portion of all unscheduled collections in respect of Principal Prepayments received during the related Prepayment Period; and

(v)

the amount of any Overcollateralization Increase Amount for such Distribution Date to the extent covered by Net Monthly Excess Cashflow for such Distribution Date;

minus:

(c)

the amount of any Overcollateralization Release Amount for such Distribution Date.

“Principal Prepayment”: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest (without regard to any Prepayment Premium that may have been collected by the Servicer in connection with such payment of principal) representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

“Principal Remittance Amount”: With respect to any Distribution Date, that portion of the Available Distribution Amount equal to the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related Due Period, (ii) the principal portion of all Principal Prepayments of the Mortgage Loans, if any, applied by the Servicer during the related Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds, Insurance Proceeds and Recoveries received during the calendar month preceding the month of such Distribution Date, (iv) that portion of the Purchase Price representing principal of any purchased or repurchased Mortgage Loan, deposited to the Collection Account during the calendar month preceding the month of such Distribution Date, (v) the principal portion of the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 during the calendar month preceding the month of such Distribution Date and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with this Agreement, that portion of the Termination Price in respect of principal.

“PTCE”: A Prohibited Transaction Class Exemption.

“Purchase Price”: With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01, and as calculated and confirmed in writing by the Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 4.01, (iii) any unreimbursed Servicing Advances and P&I Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property and any P&I Advances previously reimbursed to the Servicer pursuant to Section 3.11(a)(vi) (except in the case of a purchase by the Servicer), (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.11(a)(ix) and Section 3.16(b), (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation and (vi) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, any costs, indemnities and damages actually incurred and paid by or on behalf of the Trust in connection with any violation by such Mortgage Loan of (i) the representation and warranties set forth in Section 2.05(b)(vii) or (viii) of this Agreement or (ii) the representations and warranties made in Schedule B to the Reconstitution Agreement in connection with “high-cost” home loans or a mortgage loan’s compliance with applicable law, including any predatory or abusive lending laws.

“Qualified Substitute Mortgage Loan”: A Mortgage Loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of and not more than 5% less than the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) with respect to each Adjustable Rate Mortgage Loan have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) with respect to each Adjustable Rate Mortgage Loan have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) with respect to each Adjustable Rate Mortgage Loan have a Gross Margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (vi) with respect to each Adjustable Rate Mortgage Loan, adjust in accordance with the Index and have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, and have the same intervals between Adjustment Dates as the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading certified by the Seller at least equal to the risk grading assigned on the Deleted Mortgage Loan, (xi) have been underwritten or reunderwritten by the Originator in accordance with the same underwriting criteria and guidelines as the Mortgage Loans being replaced, (xii) be of the same or better credit quality as the Mortgage Loan being replaced, (xiii) have a lien priority equal to or superior to that of the Deleted Mortgage Loan, (xiv) be secured by the same property type as the Deleted Mortgage Loan and (xv) conform to each representation and warranty in the Mortgage Loan Purchase Agreement and Reconstitution Agreement.  In the event that one or more Mortgage Loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such Mortgage Loan, the risk gradings described in clause (x) hereof shall be satisfied as to each such Mortgage Loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xv) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

“Qualifying SPE”:  As set forth in SFAS 140.

“Rating Agency or Rating Agencies”: S&P, Moody’s and Fitch or their successors.  If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

“Realized Loss”: With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Servicer with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii).

With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of the Trust Fund, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (v) the aggregate of all P&I Advances made by the Servicer in respect of such REO Property or the related Mortgage Loan for which the Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, the difference between the principal balance of such Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of such Mortgage Loan as reduced by the Deficient Valuation.

With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction.  Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

“Reconstitution Agreement”: That certain reconstitution agreement dated as of the Closing Date by and among the Seller, the Depositor and the Originator related to the Mortgage Loan Purchase Agreement.

“Record Date”: With respect to any Distribution Date and any Definitive Certificates, the close of business on the last Business Day of the month immediately preceding the month in which such applicable Distribution Date occurs.  With respect to any Distribution Date and the LIBOR Certificates (other than any Definitive Certificates), the Business Day prior to such Distribution Date.

“Recovery”: With respect to any Liquidated Mortgage Loan, an amount received in respect of principal on such Mortgage Loan which has previously been allocated as a Realized Loss to a Class or Classes of Certificates net of reimbursable expenses.

“Reference Banks”: Deutsche Bank, Barclays Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not able to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Trustee.

“Refinanced Mortgage Loan”: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

“Regular Certificate”: As specified in the Preliminary Statement.

“Regular Interest”: A “regular interest” in a REMIC within the meaning of Section 860G(a)(1) of the Code.

“Relief Act”: The Servicemembers Civil Relief Act or any similar state or local law.

“Relief Act Interest Shortfall”: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

“REMIC”: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

“REMIC I”: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee’s rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor’s rights under the Mortgage Loan Purchase Agreement and the Reconstitution Agreement (including any security interest created thereby) and (v) the Collection Account (other than any amounts representing any Servicer Prepayment Premium Payment Amount), the Distribution Account (other than any amounts representing any Servicer Prepayment Premium Payment Amount) and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.  Notwithstanding the foregoing, however, REMIC I specifically excludes all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date and all Prepayment Premiums payable in connection with Principal Prepayments made on or before the Cut-off Date, the Net WAC Reserve Fund and the Yield Maintenance Agreements.

“REMIC I Accretion Directed Class”: As set forth in the Section 1.03 under the heading entitled “REMIC I.”

“REMIC II”: The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the Certificateholders pursuant to Section 2.07 and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

“REMIC Provisions”: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

“Remittance Report”: A report in form mutually agreed to between the Trustee and the Servicer on a magnetic disk or tape or in electronic format prepared by the Servicer pursuant to Section 4.03 with such additions, deletions and modifications as agreed to by the Trustee and the Servicer.

“Rents from Real Property”: With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term “rents from real property.”

“REO Account”: Each of the accounts maintained, or caused to be maintained, by the Servicer in respect of an REO Property pursuant to Section 3.23.

“REO Disposition”: The sale or other disposition of an REO Property on behalf of the Trust Fund.

“REO Imputed Interest”: As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month’s interest at the applicable Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

“REO Principal Amortization”: With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 9.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

“REO Property”: A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

“Request for Release”: A release signed by a Servicing Officer, or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer, in the form of Exhibit E-1 attached hereto.

“Required Net WAC Reserve Fund Deposit”: With respect to any Distribution Date the excess, if any, of (i) $1,000 over (ii) the amount of funds on deposit in the Net WAC Reserve Fund prior to deposits thereto on such Distribution Date.

“Reserve Interest Rate”: With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

“Residential Dwelling”: Any one of the following: (i) an attached or detached one-family dwelling, (ii) an attached or detached two- to four-family dwelling, (iii) an attached or detached one-family dwelling unit in a condominium project, (iv) an attached or detached one-family dwelling in a planned unit development, none of which is a cooperative or mobile home (as defined in 42 United States Code, Section 5402(6)), or (v) a manufactured home.

“Residual Certificates”: As specified in the Preliminary Statement.

“Residual Interest”: The sole class of “residual interests” in a REMIC within the meaning of Section 860G(a)(2) of the Code.

“Responsible Officer”: When used with respect to the Trustee the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“S&P”: Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

“Seller”: DLJ Mortgage Capital, Inc., or its successor in interest, in its capacity as seller.

“Senior Yield Maintenance Agreement”: The interest rate yield maintenance agreement relating to the Senior Certificates consisting of a 1992 ISDA Master Agreement (Multicurrency Border) and a Schedule dated as of the Closing Date and a 1994 ISDA Credit Support Annex (Bilateral Form New York Law) and the related Confirmation thereto, between the Trustee on behalf of the Trust and the Cap Counterparty, as such agreement may be amended and supplemented in accordance with its terms and any replacement interest yield maintenance agreement acceptable to the Depositor and the Trustee.

“Servicer”: Centex Home Equity Company, LLC, or any successor servicer appointed as herein provided, in its capacity as servicer hereunder.

“Servicer Event of Default”: One or more of the events described in Section 7.01(a) herein.

“Servicer Certification”: As defined in Section 4.06(d) herein, a form of which is attached hereto as Exhibit J.

“Servicer Prepayment Premium Payment Amount”: The amounts payable by the Servicer in respect of any waived Prepayment Premiums pursuant to Section 2.03(b)(ii).

“Servicer Remittance Date”: With respect to any Distribution Date, 3:00 p.m. New York time on the 18th day of each month or, if such 18th day is not a Business Day, the Business Day immediately following such date.

“Servicer Termination Test”: With respect to any Distribution Date, the Servicer will fail the Servicer Termination Test if there is any withdrawal or downgrade of two or more levels (i.e., from “Above Average” to “Below Average” or the equivalent) of the servicer rating, as of the Closing Date, of the Servicer by any Rating Agency which results in a downgrade, qualification or withdrawal of the rating assigned to any Class of Certificates by any Rating Agency.

“Servicing Account”: The account or accounts created and maintained pursuant to Section 3.09.

“Servicing Advances”: The reasonable “out-of-pocket” costs and expenses incurred prior to, on or after the Cut-off Date by the Servicer in the performance of its servicing obligations (including the reasonable fees of counsel) in connection with a default, delinquency or other unanticipated event, including, but not limited to, the cost of (i) the inspection, preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the reasonable fees in connection with the management and liquidation of any REO Property (including default management and similar services, appraisal services and real estate broker services), (iv) the performance of its obligations under Section 3.01, Section 3.09, Section 3.13, Section 3.14, Section 3.16 and Section 3.23, (v) locating documents missing from the Mortgage File or Servicing File and (vi) obtaining any broker price opinion.  Servicing Advances also include any reasonable “out-of-pocket” cost and expenses (including legal fees) incurred by the Servicer in connection with executing and recording instruments of satisfaction, deeds of reconveyance or Assignments of Mortgage to the extent not recovered from the Mortgagor or otherwise payable under this Agreement.  The Servicer shall not be required to make any Nonrecoverable Servicing Advances.

“Servicing Fee”: With respect to each Mortgage Loan and for any calendar month, an amount equal to one month’s interest at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month, subject to reduction as provided in Section 3.24.  A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

“Servicing Fee Rate”: 0.50% per annum.

“Servicing File”: With respect to each Mortgage Loan, the Servicing File for such Mortgage Loan shall consist of copies of each item required to be in the Mortgage File (for the avoidance of doubt, the original of each such document shall be maintained in the Mortgage File for such Mortgage Loan unless otherwise permitted to be released in accordance with this Agreement) and the following documents listed below.

(i)

Residential loan application.

(ii)

Mortgage Loan closing statement.

(iii)

Verification of employment and income, if applicable.

(iv)

Verification of acceptable evidence of source and amount of downpayment.

(v)

Credit report on Mortgagor.

(vi)

Residential appraisal report.

(vii)

Photograph of the Mortgaged Property.

(viii)

Survey of the Mortgaged Property.

(ix)

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

(x)

All required disclosure statements.

(xi)

If required in an appraisal, termite report, structural engineer’s report, water potability and septic certification.

(xii)

Sales Contract, if applicable.

“Servicing Officer”: Any employee of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by the Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

“SFAS 140”:  Statement of Accounting Standards No. 140 of the Financial Accounting Standards Board, as in effect as the date hereof.

“Single Certificate”: With respect to any Class of Certificates (other than the Class P Certificates and the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance or Notional Amount of $1,000.  With respect to the Class P Certificates and the Residual Certificates, a hypothetical Certificate of such Class evidencing a 20% Percentage Interest in such Class.

“Special Servicer”: As defined in Section 3.16(e) herein.

“Startup Day”: With respect to each REMIC formed hereby, the day designated as such pursuant to Section 10.01(b) hereof.

“Stated Principal Balance”: With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the principal balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the Servicer and distributed pursuant to Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to Section 4.01 on or before such date of determination and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation or Debt Service Reduction made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero.  With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Fund, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the Servicer and distributed pursuant to Section 4.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

“Stepdown Date”: The earlier to occur of (1) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (2) the later to occur of (x) the Distribution Date occurring in August 2008 and (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Due Period but before giving effect to distributions on the Certificates on such Distribution Date) is greater than 53.40%.

“Subordinate Certificates”: As defined in the Preliminary Statement.

“Subordinate Yield Maintenance Agreement”: The interest rate yield maintenance agreement relating to the Mezzanine Certificates consisting of a 1992 ISDA Master Agreement (Multicurrency Cross Border) and a Schedule dated as of the Closing Date and a 1994 ISDA Credit Support Annex (Bilateral Form New York Law) and the related Confirmation thereto, between the Trustee on behalf of the Trust and the Cap Counterparty, as such agreement may be amended and supplemented in accordance with its terms and any replacement interest yield maintenance agreement acceptable to the Depositor and the Trustee.

“Sub-Servicer”: Any Person with which the Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

“Sub-Servicing Account”: An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Servicer.

“Sub-Servicing Agreement”: The written contract between the Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

“Substitution Shortfall Amount”: As defined in Section 2.03(c) herein.

“Tax Returns”: Each federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as multiple REMICs under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

“Telerate Page 3750”: The display designated as page “3750” on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

“Termination Price”: As defined in Section 9.01 herein.

“Third Party Claims”: As defined in Section 8.05(b)

“Transfer”: Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

“Transferee”: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

“Transferor”: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

“Trigger Event”: A Trigger Event has occurred with respect to any Distribution Date on or after the Stepdown Date if (i) the Delinquency Percentage exceeds 30% of the Credit Enhancement Percentage for such Distribution Date or (ii) the cumulative Realized Losses as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Percentage
August 2007 through July 2008	1.50%*
August 2008 through July 2009	3.50%*
August 2009 through July 2010	5.50%*
August 2010 through July 2011	7.00%*
August 2011 and thereafter	7.75%

_______________________

*

The percentages set forth in the table above are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates.  The percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

“Trust”: Asset Backed Securities Corporation Home Equity Loan Trust, Series 2005-HE7, the trust created under this Agreement.

“Trust Fund”: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date, (ii) the Collection Account, the Distribution Account and the Net WAC Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement (including, without limitation, amounts received from the Seller on the Closing Date which shall be deposited by the Trustee in the Collection Account pursuant to Section 2.01), (iii) the Depositor’s rights under the Mortgage Loan Purchase Agreement, the Assignment and Assumption Agreement and the Reconstitution Agreement, (iv) the Trust’s rights under the Yield Maintenance Agreements, (v) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

“Trustee”: U.S. Bank National Association, a national banking association, not in its individual capacity, but solely in its capacity as Trustee for the benefit of the Certificateholders under this Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

“Underwriter”: Credit Suisse First Boston LLC.

“Underwriter’s Exemption”: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

“Uninsured Cause”: Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

“United States Person”: A “United States person” within the meaning set forth in Section 7701 of the Code.

“Unpaid Interest Shortfall Amount”: For (i) the first Distribution Date and with respect to the Senior Certificates and the Mezzanine Certificates, zero, and for such Class of Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such Class of Certificates for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class of Certificates for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such Class of Certificates in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Class of Certificates on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate on such Distribution Date for such Class of Certificates for the related Interest Accrual Period.

“Value”:  With respect to any Mortgaged Property, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac or value determined by a third party insured automated valuation method and (b) the value thereof as determined by a review appraisal conducted by the Servicer in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, (1) in the case of a refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (i) the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac or value determined by a third party insured automated valuation method and (ii) the value thereof as determined by a review appraisal conducted by the Originator in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (ii)(a)(i) above and (2) in the case of a Mortgage Loan originated in connection with a “lease-option purchase,” such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the “lease option purchase price” was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the “lease option purchase price” was set 12 months or more prior to origination.

“Voting Rights”: The portion of the voting rights of all of the Certificates that is allocated to any Certificate.  With respect to any date of determination, 97% of all voting rights will be allocated among all Holders of the LIBOR Certificates in proportion to their then outstanding Certificate Principal Balances (provided, however, that 98% of all voting rights shall be allocated to the LIBOR Certificates at any time an outstanding NIM Note exists secured by the Class X Certificates), 1% of all voting rights will be allocated among the Holders of the Class X Certificates (provided, however, that if such Certificates are securing any NIM Note, the Class X Certificates shall have no voting rights while such NIM Notes remain outstanding); 1% of all voting rights will be allocated among the Holders of the Class P Certificates, and 1% of all voting rights will be allocated among Holders of the Residual Certificates.  Voting Rights allocated to a Class shall be allocated among the Certificates of such Class in proportion to the outstanding Percentage Interests evidenced by their respective Certificates.

“Yield Maintenance Agreement”: The Senior Yield Maintenance Agreement and the Subordinate Yield Maintenance Agreement, as applicable.

“Yield Maintenance Agreement Notional Amount”: With respect to each Yield Maintenance Agreement, the notional amount indicated in the “Additional Terms” section of the Confirmation for the related Yield Maintenance Agreement.

SECTION 1.02.

Allocation of Certain Interest Shortfalls.

For purposes of calculating the amount of the Monthly Interest Distributable Amount for the Senior and Subordinate Certificates for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Servicer pursuant to Section 3.24) and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated to the Class X Certificates in reduction of the Class X Distribution Amount and thereafter, among the Class A Certificates and the other Classes of Subordinate Certificates on a pro rata basis based on such Monthly Interest Distributable Amount prior to giving effect to any such reduction.

SECTION 1.03.

Designation of Interests in REMIC

(a)

Designation of Interests in REMIC

The Trustee shall elect that each of REMIC I and REMIC II be treated as a REMIC under Section 860D of the Code.  Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections.  The assets of REMIC I shall include the Mortgage Loans, the accounts (other than the Net WAC Reserve Fund), any REO Property, and any proceeds of the foregoing.  The REMIC I Regular Interests shall constitute the assets of REMIC II (the “Master REMIC”).

REMIC I:

The following table sets forth the designations, principal balances, and interest rates for each interest in REMIC I, each of which (other than the R-I interest) is hereby designated as a regular interest in REMIC I (the “REMIC I Regular Interests”):

REMIC Interests	Initial Balance	Interest Rate	Corresponding Class of REMIC V Interest
LT1-A1 (1)	½ Corresponding Class balance	(4)	A1
LT1-A2 (1)	½ Corresponding Class balance	(4)	A2
LT1-A3 (1)	½ Corresponding Class balance	(4)	A3
LT1-M1 (1)	½ Corresponding Class balance	(4)	M1
LT1-M2 (1)	½ Corresponding Class balance	(4)	M2
LT1-M3 (1)	½ Corresponding Class balance	(4)	M3
LT1-M4 (1)	½ Corresponding Class balance	(4)	M4
LT1-M5 (1)	½ Corresponding Class balance	(4)	M5
LT1-M6 (1)	½ Corresponding Class balance	(4)	M6
LT1-M7 (1)	½ Corresponding Class balance	(4)	M7
LT1-M8 (1)	½ Corresponding Class balance	(4)	M8
LT1-M9 (1)	½ Corresponding Class balance	(4	M9
LT1-Accrual Interest (2)	(3)	(4)	N/A
R-I	(5)	(5)	N/A

(1)

This interest is a REMIC I Accretion Directed Class.

(2)

This interest shall also be entitled to all Prepayment Premiums received in respect of the Mortgage Loans.

(3)

This interest shall have an initial principal balance equal to the aggregate principal balance of all the Mortgage Loans as of the Cut-off Date minus the aggregate initial principal balance of each other regular interest in REMIC I.

(4)

This interest shall bear interest at per annum rate equal to the weighted average Net Mortgage Rate of the Mortgage Loans, weighted on the basis of the outstanding principal balances of such Mortgage Loans as of the beginning of the preceding calendar month and adjusted to take into account any distribution of principal in such preceding calendar month to the extent such principal was reflected in the outstanding principal balances as of the beginning of such preceding calendar month.

(5)

The R-I interest shall not have a principal amount and shall not bear interest.  The R-I interest is hereby designated as the sole class of residual interest in REMIC I.

On each Distribution Date, interest shall be allocated with respect to the interests in REMIC I based on the above-described interest rates, provided however, that interest that accrues on the LT1-Accrual Interest shall be deferred to the extent necessary to make the distributions of principal described below.  Any interest so deferred shall itself bear interest at the interest rate for the LT1-Accrual Interest.

On each Distribution Date the principal distributed on the Mortgage Loans (together with an amount equal to the interest deferred on the LT1-Accrual Interest for such Distribution Date) shall be distributed, and Realized Losses shall be allocated, among the interests in REMIC I in the following order of priority:

(a)

First, to each remaining interest in REMIC I having a Corresponding Class in REMIC II until the outstanding principal amount of each such interest equals one-half of the outstanding principal amount of the Corresponding Class of Certificates for such interest immediately after such Distribution Date;

(b)

Second, to the LT1-Accrual Interest, any remaining amounts.

Master REMIC or REMIC II:

The following table sets forth characteristics of the Certificates:

Class	Original Certificate Principal Balance	Pass-Through Rate
Class A1	$97,738,000.00	(1)
Class A2	$97,411,000.00	(1)
Class A3	$9,469,000.00	(1)
Class M1	$17,028,000.00	(1)
Class M2	$13,399,000.00	(1)
Class M3	$14,516,000.00	(1)
Class M4	$8,654,000.00	(1)
Class M5	$4,187,000.00	(1)
Class M6	$3,210,000.00	(1)
Class M7	$2,792,000.00	(1)
Class M8	$2,792,000.00	(1)
Class M9	$1,675,000.00	(1)
Class X	(2)	(2)
Class P	$100.00	(3)
Class R (4)	N/A	N/A

(1)

The lesser of the related Formula Rate and the Net WAC Rate.  Any entitlement to Net WAC Rate Carryover Amounts shall not be an obligation of any REMIC created hereunder.

(2)

The Class X Certificate shall represent beneficial ownership of a regular interest in the Master REMIC (the “Class X interest”).  The Class X interest has a notional balance equal to the aggregate Stated Principal Balance of the Mortgage Loans.  The initial interest rate of the Class X interest shall be a rate sufficient to cause all net interest from the Mortgage Loans to accrue on the Class X interest that is in excess of the amount of interest that accrues on the each other regular interest in REMIC II.  For any Distribution Date, the interest rate in respect of the Class X interest shall be the excess of: (i) the weighted average interest rate of all interests in REMIC I (other than any interest-only regular interest) over (ii) the product of: (A) two and (B) the weighted average pass-through rate of the LT1-Accrual Interest and the REMIC I Accretion Directed Classes, where the LT1-Accrual Interest is subject to a cap equal to zero and each REMIC I Accretion Directed Class is subject to a cap, equal to the Pass-Through Rate on its Corresponding Class.  The Class X interest shall also be entitled to principal equal to the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date (less $100.00) over the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates as of the Closing Date.  Such principal balance shall not bear interest.

(3)

The Class P Certificates shall not be entitled to payments of interest, but shall be entitled to receive all Prepayment Premiums in respect of the Mortgage Loans.

(4)

The Class R Certificates shall represent the beneficial ownership of the R-I and R-II interests.

The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Master REMIC as cash flow on a REMIC regular interest, without creating any shortfall, actual or potential (other than for credit losses), to any REMIC regular interest.  To the extent that the structure is believed to diverge from such intention, the party identifying any ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or correct such drafting error in accordance with Section 11.01 to accomplish such intention.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.

Conveyance of Mortgage Loans.

(a)

The Depositor, as of the date of this Agreement, does hereby establish the Trust, and, concurrently with the delivery of this Agreement, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Assignment and Assumption Agreement, the Mortgage Loan Purchase Agreement and the Reconstitution Agreement, and all other assets included or to be included in the Trust Fund.  Such assignment includes all interest and principal received by the Seller, the Depositor, the Servicer or the Trustee on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off Date), including Principal Prepayments, and interest thereon, received after July 19, 2005 by the Seller, the Depositor or the Servicer on or with respect to the Mortgage Loans.  The Depositor herewith delivers to the Trustee an executed copy of the Reconstitution Agreement.  In addition, on or prior to the Closing Date, the Trustee shall execute the Yield Maintenance Agreements and the Depositor hereby directs the Trustee to do so.  With respect to any Mortgage Loan that does not have a first payment date during the Due Period related to the first Distribution Date, the Depositor shall deposit into the Distribution Account on or before the Servicer Remittance Date relating to the first Distribution Date, an amount equal to one month’s interest at the related Net Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan.

If the assignment and transfer of the Mortgage Loans and the other property specified in this Section 2.01 from the Depositor to the Trustee pursuant to this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Trustee, for the benefit of the Certificateholders, as of the Closing Date a perfected, first priority security interest in the entire right, title and interest of the Depositor in and to the Mortgage Loans and all other property conveyed to the Trust Fund pursuant to this Section 2.01 and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law.

In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with the Trustee or the Custodian, as applicable, a copy of the related Mortgage Loan Schedule in an electronic, machine-readable medium, and the following documents or instruments with respect to each Mortgage Loan so transferred and assigned (each, a “Mortgage File”):

(i)

the original Mortgage Note, endorsed in blank or in the following form: “Pay to the order of U.S. Bank National Association, as Trustee under the applicable agreement, without recourse,” with all prior and intervening endorsements showing a complete chain of endorsement from the Originator to the Person so endorsing to the Trustee or a copy of such original Mortgage Note with an accompanying lost note affidavit executed by the Seller;

(ii)

the original Mortgage with evidence of recording thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

(iii)

an original Assignment of the Mortgage in blank;

(iv)

the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the Originator to the Person assigning the Mortgage to the Trustee or in blank;

(v)

the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

(vi)

with respect to any first lien Mortgage Loan, the original lender’s title insurance policy, if available, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company, if available.

Notwithstanding the foregoing, the Trustee, if applicable, acknowledges receipt of items listed under clause (v) above only to the extent that it has received a written schedule of the items to be delivered to the Trustee or the Custodian pursuant to such clause (v).

The Depositor hereby represents that, on the Closing Date (i) no more than 1% of the Mortgage Loans by Stated Principal Balance as of the Cut-off Date may have lost note affidavits in lieu of the original Mortgage Notes and (ii) the Depositor shall cause the Originator to deliver to the Trustee or the Custodian, as applicable, a copy of the original Mortgage Note for each Mortgage Loan with respect to which a lost note affidavit is delivered.

If any of the documents referred to in clauses (ii), (iii), (iv) or (v) above in this Section 2.01(a) has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the Custodian, as applicable, of a copy of each such document certified by the Originator, in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Originator or delivery to the Trustee or the Custodian, as applicable, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.  If the original lender’s title insurance policy was not delivered pursuant to clause (vii) above in this Section 2.01(a), the Depositor shall deliver or cause to be delivered to the Trustee or the Custodian, as applicable, promptly after receipt thereof, the original lender’s title insurance policy, if available.  The Depositor shall deliver or cause to be delivered to the Trustee or the Custodian, as applicable, promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

All original documents relating to the Mortgage Loans that are not delivered to the Trustee or the Custodian, as applicable, are and shall be held by or on behalf of the Depositor or the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders.  In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee or the Custodian, as applicable.  Any such original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the Servicer.

The Depositor shall deliver or cause the Originator, the Trustee or the Custodian to deliver to the Servicer copies of all trailing documents required to be included in the Servicing File at the same time the originals or certified copies thereof are delivered to the Trustee or Custodian, as applicable, which documents shall include, but are not limited to, the mortgagee policy of title insurance and any Mortgage Loan documents upon return from the recording office.  The Servicer shall not be responsible for any custodial fees other than costs incurred in obtaining such documents, and the Servicer shall be entitled to reimbursement from the Seller for any reasonable costs incurred in obtaining such documents.

(b)

It is agreed and understood by the Depositor, the Seller, the Servicer and the Trustee that it is not intended that any Mortgage Loan be included in the Trust Fund that is a “High-Cost Home Loan” as defined by the Home Ownership and Equity Protection Act of 1994 or any other applicable predatory lending laws, including, but not limited to (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a “High-Cost Home Loan” as defined by the Indiana High Cost Home Loan Law effective January 1, 2005.

SECTION 2.02.

Acceptance of REMIC I by the Trustee.

Subject to the provisions of Section 2.01 and subject to any exceptions noted on the exception report described in the next paragraph below, the Trustee or the Custodian acknowledges receipt of the documents referred to in Section 2.01 (other than such documents described in Section 2.01(a)(iv)) above and all other assets included under clauses (i), (iii), (iv) and (v) of the definition of “REMIC I” (to the extent of amounts deposited into the Distribution Account) and declares that the Trustee or the Custodian, as applicable, holds and will hold such documents and the other documents delivered to it constituting the Mortgage File on behalf of the Trust, and that it holds or will hold all such assets and such other assets included in the definition of “REMIC I” in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee also acknowledges receipt of the amounts on deposit in the Net WAC Reserve Fund in trust for the exclusive use and benefit of all present and future Certificateholders.

The Trustee agrees on or before the Closing Date, for the benefit of the Certificateholders, to review, or cause the Custodian to review, each Mortgage File and to certify, or cause the Custodian to certify, to the Depositor, the Seller, the Servicer and the Trustee in substantially the form attached hereto as Exhibit C-1.  It is herein acknowledged that, in conducting such review, neither the Trustee nor the Custodian was under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose (including with respect to Section 2.01(a)(vi), whether such title insurance policy insures the priority of the Mortgage as a first lien) or whether they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(a)(iv).

Prior to the first anniversary date of this Agreement, the Trustee shall cause the Custodian to deliver to the Depositor, the Trustee, the Seller and the Servicer a final certification in substantially the form annexed hereto as Exhibit C-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee or the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Depositor, the Seller and the Servicer.  In addition, upon the discovery by the Depositor, the Servicer, the Custodian or the Trustee of a breach of any of the representations and warranties made by the Originator or the Seller in the Mortgage Loan Purchase Agreement or this Agreement, respectively, in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

Enforcement of the Mortgage Loan Purchase Agreement or this Agreement against the Originator or the Seller, respectively, shall be effected by the Trustee.  The Trustee shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the Person against which such enforcement is directed; provided, however, if the sources of reimbursement described in clauses (i) and (ii) are insufficient, the Trustee may seek reimbursement for any remaining unreimbursed costs of such enforcement from the Trust Fund as an Extraordinary Trust Fund Expense.

SECTION 2.03.

Repurchase or Substitution of Mortgage Loans by the Originator, the Seller or the Depositor; Payment of Prepayment Premiums in the Event of Breach.

(a)

(i)Upon discovery by any of the parties hereto or receipt of notice by a Responsible Officer in the Corporate Trust Office of the Trustee of any materially defective document in, or that a document is missing from, the Mortgage File or of the breach by the Originator of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement or the Reconstitution Agreement in respect of any Mortgage Loan that materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders (in the case of any such representation or warranty made in the Mortgage Loan Purchase Agreement or the Reconstitution Agreement to the knowledge or the best of knowledge of the Originator as to which the Originator has no knowledge, without regard to the Originator’s lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time it was made), the Trustee shall promptly notify the Seller and the Servicer of such defect, missing document or breach and cause the Originator to deliver such missing document or cure such defect or breach within 90 days from the date the Originator was notified of such missing document, defect or breach; provided that such missing document was not previously delivered to the Custodian by the Originator under the Mortgage Loan Purchase Agreement and the Reconstitution Agreement.  Notwithstanding the foregoing, if applicable, any breach by the Originator of the Fannie Mae Representations or the Freddie Mac Representations (as defined and set forth in the Reconstitution Agreement), if applicable, shall be deemed to materially and adversely affect the interests of the Certificateholders in that Mortgage Loan.  If the Originator does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the obligations of the Originator under the Mortgage Loan Purchase Agreement and the Reconstitution Agreement to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price, to the extent that the Originator is obligated to do so under the Mortgage Loan Purchase Agreement and the Reconstitution Agreement.  In the event that the Originator shall fail to cure the applicable breach or repurchase a Mortgage Loan in accordance with the preceding sentence, the Seller shall do so.  The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, upon receipt of such deposit, shall release or cause the Custodian to release to the Originator or the Seller, as the case may be, the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, (provided, however, that in the instruments of transfer or assignment, the Trustee shall represent and warrant to the Originator or the Seller, as applicable, that the repurchased Mortgage Loan is free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest created by the Trustee and its successors, assigns and transferees), as the Originator or the Seller, as applicable, shall furnish to it and as shall be necessary to vest in the Originator or the Seller, as the case may be, any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage File.  In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the Reconstitution Agreement or this Agreement, the Originator or the Seller, as applicable, may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(c).  It is understood and agreed that the obligation of the Originator or the Seller, as applicable, to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

(ii)

Upon discovery by any of the parties hereto or receipt of notice by a Responsible Officer in the Corporate Trust Office of the Trustee of any breach by the Seller of any representation, warranty or covenant made by the Seller in Section 2.05(b)(vii) through (viii) in respect of any Mortgage Loan that materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders (in the case of any such representation or warranty made to the knowledge or the best of knowledge of the Seller as to which the Seller has no knowledge, without regard to the Seller’s lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time it was made), the Trustee shall promptly notify the Seller and the Servicer of such breach and cause the Seller to cure such breach within 90 days from the date the Seller was notified of such breach.  If the Seller fails to cure such breach in all material respects during such period, the Seller shall repurchase such Mortgage Loan from the Trust Fund at the Purchase Price.  In the event that the Seller shall fail to cure the applicable breach or repurchase a Mortgage Loan in accordance with the preceding sentence, the Depositor shall do so.  The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, upon receipt of such deposit, shall release or cause the Custodian to release to the Seller or the Depositor, as the case may be, the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, (provided, however, that in the instruments of transfer or assignment, the Trustee shall represent and warrant to the Seller or the Depositor, as applicable, that the repurchased Mortgage Loan is free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest created by the Trustee and its successors, assigns and transferees), as the Seller or the Depositor, as applicable, shall furnish to it and as shall be necessary to vest in the Seller or the Depositor, as the case may be, any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage File.  In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the Reconstitution Agreement or this Agreement, the Seller or the Depositor, as applicable, may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(c).  It is understood and agreed that the obligation of the Seller or the Depositor, as applicable, to cure or to repurchase (or to substitute for) any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Trustee on behalf of the Certificateholders.

(b)

(i)

As promptly as practicable (and no later than 90 days) after the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

(ii)

If the covenant made by the Servicer in Section 2.05(a)(vii) is breached and remains uncured, the Servicer shall pay into the Collection Account the amount of the waived Prepayment Premium.  If the Servicer shall fail to make any payment required pursuant to this Section 2.03(b)(ii), either the Trustee or the Seller may enforce such obligation.

(c)

Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the date that is two years after the Closing Date for the Trust Fund.

As to any Deleted Mortgage Loan for which the Originator, the Seller or the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Originator, the Seller or the Depositor, as the case may be, delivering to the Trustee, or the Custodian on behalf of the Trustee, as applicable, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers’ Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution.  The Trustee or the Custodian, as applicable, shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Trustee (if delivered by the Custodian), the Depositor, the Seller and the Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon.  Within one year of the date of substitution, the Trustee or the Custodian shall deliver to the Trustee (if delivered by the Custodian), the Depositor, the Seller and the Servicer a certification substantially in the form of Exhibit C-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon.  Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Originator, the Seller or the Depositor, as the case may be.  For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Originator, the Seller or the Depositor, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan.  The Trustee shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, and the Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee in an electronic format.  Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement, including, in the case of a substitution effected by the Originator or the Seller, all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement or this Agreement, respectively, and in the case of a substitution effected by the Depositor, all applicable representations and warranties thereof set forth in Section 2.04.

For any month in which the Originator, the Seller or the Depositor substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (the “Substitution Shortfall Amount”), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Stated Principal Balance thereof as of the date of substitution, together with one month’s interest on such Stated Principal Balance at the applicable Net Mortgage Rate, plus all outstanding P&I Advances and Servicing Advances and any costs and damages actually incurred and paid by or on behalf of the Trust in connection with any violation by such Mortgage Loan of (i) the representations and warranties set forth in Section 2.05(b)(vii) or (viii) of this Agreement, (ii) Section 2(a)(viii) of Schedule B to the Reconstitution Agreement or (iii) the representations and warranties made in connection with “high-cost” home loans or any predatory or abusive lending laws in Schedule B to the Reconstitution Agreement, as applicable.  On the date of such substitution, which shall be on or prior to the next succeeding Determination Date, the Originator, the Seller or the Depositor, as the case may be, will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Originator or the Depositor, as the case may be, the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator, the Seller or the Depositor, as the case may be, shall deliver to it and as shall be reasonably necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

In addition, the Originator, the Seller or the Depositor, as the case may be, shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any of the REMICs, created hereunder, including without limitation, any federal tax imposed on “prohibited transactions” under Section 860F(a)(1) of the Code or on “contributions after the startup date” under Section 860G(d)(1) of the Code, or (b) any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d)

Upon discovery by the Depositor, the Servicer or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties.  In connection therewith, the Originator, the Seller or the Depositor, as the case may be, shall repurchase or, subject to the limitations set forth in Section 2.03(c), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan.  The Depositor shall cause such repurchase or substitution to be made by (i) the Originator, if the affected Mortgage Loan’s status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the Originator under the Mortgage Loan Purchase Agreement, (ii) the Depositor, if the affected Mortgage Loan’s status as a non-qualified mortgage is a breach of any representation or warranty of the Depositor set forth in Section 2.04, or if its status as a non-qualified mortgage is a breach of any representation or warranty (other than a representation and warranty of the Originator or the Seller) or (iii) the Seller, if the affected Mortgage Loan’s status as a non-qualified mortgage is a breach of any representation or warranty of the Seller set forth in Section 2.05(b)(vii) or (viii), or if its status as a non-qualified mortgage is a breach of any representation or warranty (other than a representation and warranty of the Originator or the Depositor).  Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a).  The Trustee shall reconvey to the Originator, the Seller or the Depositor, as the case may be, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

SECTION 2.04.

Representations and Warranties of the Depositor.

The Depositor hereby represents, warrants and covenants to the Trustee and the Servicer that as of the Closing Date:

(i)

The Depositor is a corporation duly formed and validly existing under the laws governing its creation and existence, is in compliance with the laws of each state in which any Mortgaged Property or the Depositor is located or doing business and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary.  The Depositor has all requisite authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party;

(ii)

The execution and delivery of this Agreement and the other Operative Documents to which it is a party by the Depositor and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Depositor and will not violate the Depositor’s Charter or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties;

(iii)

This Agreement and the other Operative Documents to which the Depositor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law);

(iv)

The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default could materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or the consequences of which could materially and adversely affect its performance hereunder and under the other Operative Documents to which the Depositor is a party;

(v)

No litigation, proceeding or investigation is pending with respect to which the Depositor has received service of process or, to the best of the Depositor’s knowledge, threatened against the Depositor which litigation, proceeding or investigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect the validity or enforceability of the Mortgage Loans, the issuance of the Certificates or the Depositor’s performance hereunder and under the other Operative Documents to which the Depositor is a party;

(vi)

[Reserved];

(vii)

Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and equitable title to each Mortgage Loan subject to no prior lien (except, with respect to any second lien Mortgage Loan, the related First Lien), claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(viii)

As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust Fund;

(ix)

The Depositor is solvent and will not be made insolvent by the transfer of the Mortgage Loans, and the Depositor is not aware of any impending insolvency.  The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust Fund with any intent to hinder, delay or defraud any of its creditors;

(x)

All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or “Blue Sky” statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Depositor and the performance by the Depositor of its obligations under this Agreement and such of the other Operative Documents to which it is a party; and

(xi)

The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor hereunder are not subject to the bulk transfer laws of any similar statutory provisions in effect in any applicable jurisdiction.

SECTION 2.05.

Representations, Warranties and Covenants of the Servicer and the Seller.

(a)

The Servicer hereby represents, warrants and covenants to the Trustee, the Seller and the Depositor that as of the Closing Date or as of such date specifically provided herein:

(i)

The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property related to a Mortgage Loan is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan serviced and to service the Mortgage Loans in accordance with the terms of this Agreement;

(ii)

The Servicer has the full power and authority to service each Mortgage Loan which the Servicer is required to service hereunder, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Seller and the Trustee, constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except to the extent that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(iii)

The execution and delivery of this Agreement by the Servicer, the servicing of the Mortgage Loans by the Servicer hereunder, the consummation by the Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Servicer and will not (A) result in a breach of any term or provision of the organizational documents of the Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer; and the Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of the Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

(iv)

The Servicer is an approved servicer for Fannie Mae and Freddie Mac in good standing, and no event has occurred, including but not limited to a change in insurance coverage, that would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to Fannie Mae or Freddie Mac;

(v)

No litigation is pending or, to the best knowledge of the Servicer, threatened against the Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

(vi)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation by the Servicer of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

(vii)

The Servicer will not waive any Prepayment Premium or part of a Prepayment Premium unless such waiver would, in the reasonable opinion of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and related Mortgage Loan and doing so is standard and customary in servicing mortgage loans similar to the Mortgage Loans (including any waiver of a Prepayment Premium in connection with a refinancing of a Mortgage Loan that is related to a default or an imminent default), and in no event will it waive a Prepayment Premium in connection with a refinancing of a Mortgage Loan that is not related to a default or an imminent default; provided, however, that the Servicer may waive such Prepayment Premium in connection with a refinancing of a Mortgage Loan if the Servicer deposits the amount of waived Prepayment Premium in the Collection Account on the related Servicer Remittance Date.  Notwithstanding the previous sentence, if the Servicer determines that any Prepayment Premium is not legally enforceable under the circumstances in which the related Principal Prepayment occurs, then the Servicer shall not be required to attempt to collect the applicable Prepayment Premium, and shall have no liability or obligation with respect to such Prepayment Premium pursuant to Section 2.03(b)(ii) hereof;

(viii)

For each Mortgage Loan, the Servicer will accurately, fully and in a timely manner report its borrower credit files to each of the Credit Repositories; and

(ix)

The Servicer shall review the Mortgage Loan documents in accordance with its customary servicing procedures to verify the existence of all documents necessary to enforce any Prepayment Premiums.  If the Servicer cannot verify the existence of such documents it shall immediately notify the Originator, the Seller and the Depositor.  Upon receipt of such notice, the Originator shall provide the Servicer with any outstanding documents required to verify the existence of the Prepayment Premium.  In the event the Servicer is unable to verify the existence of Prepayment Premium, the Servicer shall not be obligated to pay such Prepayment Premiums into the Collection Account.

(b)

The Seller hereby represents, warrants and covenants to the Trustee, the Servicer and the Depositor that as of the Closing Date or as of such date specifically provided herein:

(i)

The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(ii)

The Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)

The execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)

The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with any recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(v)

This Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Trustee, the Servicer and the Depositor, constitutes a valid and binding obligation of the Seller, enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi)

There are no actions, litigation, suits or proceedings pending or, to the best knowledge of the Seller, threatened against the Seller before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller if determined adversely to the Seller would reasonably be expected to materially and adversely affect the Seller’s ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement;

(vii)

Each Mortgage Loan at the time is was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan; and

(viii)

None of the Mortgage Loans included in the transaction are “high cost”, “covered” or similarly classified loans as defined by the applicable federal, state or local predatory and abusive lending laws nor is any loan a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.6B Revised, Appendix E) and no mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

(c)

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee, and shall inure to the benefit of the Seller (with respect to Section 2.05(c)), the Servicer (with respect to Section 2.05(b)), the Trustee and the Depositor.  Upon discovery by any of the Depositor, the Seller, the Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Premium or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other such parties.  The obligation of the Servicer set forth in Section 2.03(b) to cure breaches (or, in the case of Section 2.05(a)(vii), to pay the amount of the waived Prepayment Premium) shall constitute the sole remedy against the Servicer available to the Certificateholders, the Depositor, the Seller or the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05.  In the event of a breach of the representations and warranties in Section 2.05(b)(vii) or (viii), the Seller shall be obligated to cure such breach or repurchase such Mortgage Loan at the Purchase Price in accordance with Section 2.03(a)(ii).

SECTION 2.06.

Issuance of the R-I Residual Interest.

The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it or to the Custodian on its behalf, as applicable, of the Mortgage Files, subject to the provisions of Section 2.01 and Section 2.02, together with the assignment to the Trustee of all other assets included in REMIC I, receipt of which is hereby acknowledged.  The R-I residual interest, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I.

SECTION 2.07.

Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by the Trustee.

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the R-II interest and the Regular Certificateholders.  The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of REMIC II.

ARTICLE III

ADMINISTRATION AND SERVICING
OF THE MORTGAGE LOANS

SECTION 3.01.

Servicer to Act as Servicer.

The Servicer shall service and administer the Mortgage Loans on behalf of the Trust Fund and in the best interests of and for the benefit of the Certificateholders (as determined by the Servicer in accordance with Accepted Servicing Practices) in accordance with the terms of this Agreement, the Mortgage Loans and Accepted Servicing Practices but without regard to:

(i)

any relationship that the Servicer, any related Sub-Servicer or any Affiliate of the Servicer or any related Sub-Servicer may have with the related Mortgagor;

(ii)

the ownership or non-ownership of any Certificate by the Servicer or any Affiliate of the Servicer;

(iii)

the Servicer’s obligation to make P&I Advances or Servicing Advances; or

(iv)

the Servicer’s or any related Sub-Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, the Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes.  Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone or through a Sub-Servicer or Sub-Servicers, as the case may be, as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.  Without limiting the generality of the foregoing, the Servicer in the name of the Trust is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its best judgment in accordance with the servicing standards set forth above, to execute and deliver, on behalf of the Certificateholders and the Trust Fund, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, to hold or cause to be held title to such properties, on behalf of the Trust Fund and Certificateholders and to market, sell and transfer title of REO Properties held in the name of the Trust Fund to third-party purchasers upon terms and conditions deemed reasonable by the Servicer that are in the best interests of the Certificateholders and in accordance with Accepted Servicing Practices, to bring or respond to civil actions or complaints (in its own name or that of the Trust and to execute any other document necessary or appropriate to enable the Servicer to carry out its duties.  Subject to Section 6.03, the Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protect its own interests in mortgage loans in its own portfolio with respect to any claim, proceeding or litigation regarding the Mortgage Loans.  The Servicer shall service and administer the Mortgage Loans in accordance with applicable law and shall provide to the Mortgagors any reports required to be provided to them thereby.  The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy.  Within fifteen (15) days of the Closing Date, but subject to Section 3.17, the Trustee shall execute and furnish to the Servicer and any Sub-Servicer such documents as are necessary or appropriate to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, and the Trustee hereby grants to the Servicer and each Sub-Servicer a special or limited power of attorney to carry out such duties including a power of attorney for each county in which a related Mortgaged Property is located to enable the Servicer to take title and dispose of the related Mortgaged Properties after foreclosure on behalf of the Trustee and the Certificateholders.  The Trustee shall execute a separate power of attorney in favor of the Servicer to the extent furnished to the Trustee by the Servicer and/or each Sub-Servicer for the purposes described herein to the extent necessary or desirable to enable the Servicer to perform its duties hereunder.  The Trustee shall not be liable for the actions of the Servicer or any Sub-Servicer under such power of attorney.

Subject to Section 3.09 hereof, in accordance with the standards of the preceding paragraph, and provided that the Servicer shall not be required make any non recoverable Servicing Advance, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11.  Any cost incurred by the Servicer or by a Sub-Servicer in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a related Mortgage Loan (except as provided in Section 4.03) nor shall the Servicer (i) except as provided in Section 3.07, when the related Mortgagor is in default with respect to such Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any related Mortgage Loan that would change the related Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan or (ii) permit any modification, waiver or amendment of any term of any related Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions after the startup date” under the REMIC Provisions.

The Servicer, in its sole discretion, may charge off such Mortgage Loan if it has made a Final Recovery Determination in good faith with respect thereto (each such Mortgage Loan, a “Charged-off Mortgage Loan”). Any such Charged-off Mortgage Loan shall be treated as a liquidated Mortgage Loan.  The Servicer shall have no obligation to make any P&I Advances or Servicing Advances with respect to any Charged-off Mortgage Loan and shall not be entitled to the Servicing Fee with respect to such Charged-off Mortgage Loan for the period following the date on which such Mortgage Loan was charged off.  Any Liquidation Proceeds received in connection with any recoveries received with respect to such Charged-off Mortgage Loan shall be deposited in the Collection Account pursuant to Section 3.10.

The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement.

SECTION 3.02.

Sub-Servicing Agreements Between the Servicer and Sub-Servicers.

(a)

The Servicer may enter into Sub-Servicing Agreements (provided that such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the ratings on any Class of Certificates, as evidenced by a letter to that effect delivered by each Rating Agency to the Depositor and the Trustee) with one or more Sub-Servicers, for the servicing and administration of the related Mortgage Loans.  The Trustee is hereby authorized to acknowledge, at the request of the Servicer, any Sub-Servicing Agreement that meets the requirements applicable to Sub-Servicing Agreements set forth in this Agreement and that is otherwise permitted under this Agreement.

Each Sub-Servicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable such Sub-Servicer to perform its obligations hereunder and under the related Sub-Servicing Agreement, (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution the deposit accounts in which are insured by the FDIC and (iii) a Freddie Mac or Fannie Mae approved mortgage servicer.  Each Sub-Servicing Agreement must impose on the related Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the related Mortgage Loans consistent with the terms of this Agreement.  The Servicer will examine each Sub-Servicing Agreement to which the Servicer is a party and will be familiar with the terms thereof.  The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement.  The Servicer and Sub-Servicer may enter into and make amendments to the applicable Sub-Servicing Agreement or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights.  Any variation without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by a Sub-Servicer to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited.  The Servicer shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer’s execution and delivery of such instruments.

Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Depositor and the Trustee shall have no obligations, duties or liabilities with respect to a Sub-Servicer including no obligation, duty or liability of the Depositor or Trustee, to pay a Sub-Servicer’s fees and expenses.

For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related Mortgage Loans that are received by a related Sub-Servicer regardless of whether such payments are remitted by the Sub-Servicer to the Servicer.

(b)

As part of its servicing activities hereunder, the Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trust Fund and the Certificateholders, shall enforce the obligations of each Sub-Servicer servicing the related Mortgage Loans under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of Delinquent payments as required by the applicable Sub-Servicing Agreement.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Servicer, as applicable, shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.

The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of its Sub-Servicer from the Servicer’s own funds without any right of reimbursement from the Depositor, the Trustee, or the Collection Account.

(c)

Notwithstanding the foregoing, the Servicer shall be entitled to outsource one or more separate servicing functions to a Person (each, an “Outsourcer”) that does not meet the eligibility requirements for a Sub-Servicer, so long as such outsourcing does not constitute the delegation of the Servicer’s obligation to perform all or substantially all of the servicing of the related Mortgage Loans to such Outsourcer.  In such event, the use by the Servicer of any such Outsourcer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of the Servicer, and the Servicer shall pay all fees and expenses of the Outsourcer from its own funds.

SECTION 3.03.

Successor Sub-Servicers.

The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to the related Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement.  In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or the Trustee, if then acting as Servicer) shall, for any reason, no longer be the Servicer (including termination due to a Servicer Event of Default).

SECTION 3.04.

Liability of the Servicer.

Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise (including, without limitation, Section 3.02(c) and the first paragraph of Section 3.18), the Servicer shall remain obligated and primarily liable to the Trust Fund and the Certificateholders for the servicing and administering of the related Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the related Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the related Mortgage Loans.  The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification; provided that no such indemnification shall be an expense of the Trust.

SECTION 3.05.

No Contractual Relationship Between Sub-Servicers and Trustee or Certificateholders.

Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the related Sub-Servicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the related Sub-Servicer except as set forth in Section 3.06.  The Servicer shall be solely liable for all fees owed by it to any related Sub-Servicer, irrespective of whether the Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees.

SECTION 3.06.

Assumption or Termination of Sub-Servicing Agreements by Trustee.

In the event that the Servicer shall for any reason no longer be the Servicer (including by reason of the occurrence of a Servicer Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Servicer subject to Section 7.02 under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03.  Upon such assumption, the Trustee, its designee or the successor servicer for the Trustee appointed pursuant to Section 7.02 shall be deemed, subject to Section 3.03, to have assumed all of the Servicer’s interest therein and to have replaced the Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the Servicer shall not thereby be relieved of any liability or obligations under any related Sub-Servicing Agreement that arose before it ceased to be the Servicer and (ii) none of the Trustee, its designee or any successor servicer shall be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.

The Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the related Sub-Servicing Agreements to the assuming party.

SECTION 3.07.

Collection of Certain Mortgage Loan Payments.

(a)

The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account.  Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below and provided further that unless the Mortgage Note is in default or default is reasonably foreseeable, an opinion of tax counsel has been obtained to the effect that such extension will not cause an Adverse REMIC Event.  In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely P&I Advances on such Mortgage Loan during such extension pursuant to Section 4.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, subject to Section 4.03(d) pursuant to which the Servicer shall not be required to make any such P&I Advances that are Nonrecoverable P&I Advances.  Notwithstanding the foregoing, in the event that a Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the related Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any related Mortgagor.

(b)

Notwithstanding anything herein to the contrary, the Servicer may waive a Prepayment Premium pursuant to the conditions set forth in Section 2.05(a)(vii).  With respect to any such waiver of a Prepayment Premium that is not deposited into the Collection Account by the Servicer pursuant to Section 2.05(a)(vii), the Servicer shall deliver to the Trustee an Officer’s Certificate stating that the conditions set forth in Section 2.05(a)(vii) have been met with respect to the related Mortgage Loan.

(c)

Notwithstanding any provision in this Agreement to the contrary, in the event the Prepayment Premium payable under the terms of the Mortgage Note is less than the amount of the Prepayment Premium set forth in the Mortgage Loan Schedule, the Prepayment Premium Schedule or other information provided to the Servicer, the Servicer shall not have liability or obligation with respect to such difference, and in addition the Servicer shall not have any liability or obligation to pay the amount of any uncollected Prepayment Premium if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Mortgage Loan Schedule.

SECTION 3.08.

Sub-Servicing Accounts.

In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the related Sub-Servicer will be required to establish and maintain one or more accounts (each such account or accounts, a “Sub-Servicing Account”).  Each Sub-Servicing Account shall be an Eligible Account.  Each Sub-Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after such Sub-Servicer’s receipt thereof, all proceeds of the related Mortgage Loans received by such Sub-Servicer less its servicing compensation to the extent permitted by the related Sub-Servicing Agreement, and shall thereafter deposit such amounts in the related Sub-Servicing Account, in no event more than two Business Days after the deposit of such funds into the clearing account.  Each Sub-Servicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the related Sub-Servicing Account.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on the related Mortgage Loans when the related Sub-Servicer receives such payments.

SECTION 3.09.

Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

The Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (each such account or accounts, a “Servicing Account”).  The Servicing Accounts shall be Eligible Accounts.  The Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer’s receipt thereof, all collections from the Mortgagors (or related advances from a related Sub-Servicer) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors (“Escrow Payments”) collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the related Servicing Accounts, in no event more than two Business Days after the deposit of good funds in the clearing account, for the purpose of effecting the payment of any such items as required under the terms of this Agreement.  Withdrawals of amounts from a Servicing Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest to the Servicer or, if required and as described below, to Mortgagors on balances in the Servicing Account; (v) clear and terminate the Servicing Account at the termination of the Servicer’s obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article IX or (vi) recover amounts deposited in error.  As part of its servicing duties, the Servicer or Sub-Servicer shall pay to the Mortgagors interest on funds in the Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor.  The Servicer will be responsible for the administration of the Servicing Accounts and will be obligated to make Servicing Advances to the Servicing Account in respect of its obligations under this Section 3.09, reimbursable from the Servicing Accounts or Collection Account, when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien.

SECTION 3.10.

Collection Account and Distribution Account.

(a)

On behalf of the Trust Fund, the Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (each such account or accounts, a “Collection Account”), held in trust for the benefit of the Trust Fund and the Certificateholders.  On behalf of the Trust Fund, the Servicer shall deposit or cause to be deposited in the related clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer’s receipt thereof, and shall thereafter deposit in the Collection Account, in no event more than two Business Days after the deposit of good funds into the clearing account, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the related Cut-off Date (other than in respect of principal or interest on the Mortgage Loans due on or before the related Cut-off Date, or payments (other than Principal Prepayments) received by it on or prior to the related Cut-off Date but allocable to a Due Period subsequent thereto):

(i)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)

all payments on account of interest (net of the Servicing Fee) on each Mortgage Loan;

(iii)

all Insurance Proceeds and Net Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid by the Servicer in connection with a purchase of the Mortgage Loans and REO Properties pursuant to Section 9.01);

(iv)

any amounts required to be deposited pursuant to Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

(v)

any amounts required to be deposited by the Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

(vi)

all proceeds of any Mortgage Loan repurchased or purchased in accordance with Section 2.03, Section 3.16(c) or Section 9.01 and all Servicer Prepayment Premium Payment Amounts pursuant to Section 2.03(b)(ii);

(vii)

all Substitution Shortfall Amounts; and

(viii)

all Prepayment Premiums collected by the Servicer.

For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, non sufficient funds fees, reconveyance fees, assumption fees and other similar fees and charges (other than Prepayment Premiums) need not be deposited by the Servicer in the Collection Account and shall, upon collection, belong to the Servicer as additional compensation for its servicing activities.  In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

(b)

On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the “Distribution Account”), held in trust for the benefit of the Trust Fund and the Certificateholders.  On behalf of the Trust Fund, the Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account on or by 3:00 p.m. New York time on the Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account, the amount of all Prepayment Premiums on the Mortgage Loans collected by the Servicer in connection with the voluntary Principal Prepayment in full or in part of any of the Mortgage Loans and any Servicer Prepayment Premium Payment Amounts then on deposit in the Collection Account (other than any such Prepayment Premiums received after the related Prepayment Period).  If the Servicer fails to remit to the Trustee for distribution to the Certificateholders any payment, including any P&I Advance to be made by the Servicer on the Servicer Remittance Date (without regard to any grace period), the Servicer shall pay to the Trustee, for the account of the Trustee, interest on such late remittance from and including the Servicer Remittance Date to but excluding the date on which such remittance is made, at an annual rate equal to the Federal Funds Rate plus one percentage point (but in no event greater than the maximum permitted by law).

(c)

Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12.  The Servicer shall give notice to the Trustee and the Depositor of the location of the Collection Account maintained by it when established and prior to any change thereof.  The Trustee shall give notice to the Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

(d)

Funds held in a Collection Account at any time may be delivered by the Servicer to the Trustee for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of such Collection Account until the Servicer Remittance Date when such amounts are required to be deposited into the Distribution Account; provided, however, that the Trustee shall have the sole authority to withdraw any funds held pursuant to this subsection (d).  In the event that the Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding.  In addition, the Servicer shall deliver to the Trustee from time to time for deposit and in any event shall remit all such amounts no later than the Servicer Remittance Date, and the Trustee shall so deposit, in the Distribution Account:

(i)

any P&I Advances, as required pursuant to Section 4.03;

(ii)

any amounts required to be deposited pursuant to Section 3.23(d) or (f) in connection with any REO Property;

(iii)

any amounts to be paid by the Servicer in connection with a purchase of the Mortgage Loans and REO Properties pursuant to Section 9.01; and

(iv)

any related amounts required to be deposited pursuant to Section 3.24 in connection with any Compensating Interest.

SECTION 3.11.

Withdrawals from the Collection Account and Distribution Account.

(a)

The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 4.03:

(i)

to remit to the Trustee for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

(ii)

subject to Section 3.16(d), to reimburse itself for, without duplication, (a) P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the Servicing Fees) of Monthly Payments, Liquidation Proceeds, condemnation proceeds or Insurance Proceeds on the Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.03 or (b) any unreimbursed P&I Advances remaining after the Final Recovery Determination of a Mortgage Loan that are Nonrecoverable P&I Advances not otherwise recoverable pursuant to subsection (ii)(a) hereof;

(iii)

subject to Section 3.16(d), to pay itself or any Sub-Servicer (a) any unpaid Servicing Fees or (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds, condemnation proceeds, Insurance Proceeds or other amounts as may be collected by the Servicer from a Mortgagor, or otherwise received with respect to such Mortgage Loan or (c) any unreimbursed Servicing Advances made remaining after the Final Recovery Determination of a Mortgage Loan that are Nonrecoverable Servicing Advances, but only to the extent that Late Collections, Liquidation Proceeds, condemnation proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer or any related Sub-Servicer for Servicing Advances;

(iv)

to pay itself as servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account pursuant to Section 3.12(b);

(v)

to pay itself, the Originator, the Seller or the Depositor, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c), as applicable, all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

(vi)

to reimburse itself (A) for any P&I Advance or Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance in accordance with the provisions of Section 4.03 and (B) any unpaid Servicing Fees to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loans under Section 3.11(a)(iii);

(vii)

to reimburse itself, the Depositor or the Seller for expenses incurred by or reimbursable to the Servicer, the Seller or the Depositor, as the case may be, pursuant to Section 6.03;

(viii)

to reimburse itself or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.03 or Section 2.04 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

(ix)

to pay, or to reimburse itself for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b);

(x)

to withdraw funds deposited in error or for which amounts previously deposited are returned unpaid by the related Mortgagor and to clear and terminate the Collection Account pursuant to Section 9.01; and

(xi)

to pay to itself any interest income earned on funds deposited in the Collection Account pursuant to Section 3.12(b).

The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (v), (vi), (viii) and (ix) above.  The Servicer shall provide written notification to the Trustee on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (vii) above.

(b)

The Trustee shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

(i)

to make distributions to Certificateholders and the Depositor in accordance with Section 4.01;

(ii)

to pay any Extraordinary Trust Fund Expenses;

(iii)

on or prior to each Distribution Date, to remit to the Loan Performance Advisor the LPA Fee with respect to such Distribution Date;

(iv)

to reimburse itself pursuant to Section 7.01 to the extent such amounts in Section 7.01 were not reimbursed by the Servicer;

(v)

to pay any amounts in respect of taxes pursuant to Section 10.01(g)(iii);

(vi)

to remit to the Servicer any amount deposited in the Distribution Account by the Servicer but not required to be deposited therein in accordance with Section 3.10(b) or (d);

(vii)

to clear and terminate the Distribution Account pursuant to Section 9.01; and

(viii)

to pay to itself any interest income earned on funds deposited in the Distribution Account pursuant to Section 3.12(c).

SECTION 3.12.

Investment of Funds in the Collection Account, the REO Account and the Distribution Account.

(a)

The Servicer may direct any depository institution maintaining the Collection Account and any REO Account (for purposes of this Section 3.12, each an “Investment Account”), and the Trustee, in its individual capacity, may direct any depository institution maintaining the Distribution Account (for purposes of this Section 3.12, also an “Investment Account”), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon.  All such Permitted Investments shall be held to maturity, unless payable on demand.  Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee, in each case, for the benefit of the Certificateholders.  The Trustee shall be entitled to sole control (except with respect to investment direction of funds held in the Collection Account and any REO Account and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee.  In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall:

(1)

consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(2)

demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

(b)

All income and gain realized from the investment of funds deposited in the Collection Account and any REO Account held by or on behalf of the Servicer, shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11 or Section 3.23, as applicable.  The Servicer shall deposit in the Collection Account or any REO Account, as applicable, from its own funds, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in the Collection Account or REO Account immediately upon realization of such loss.

(c)

All income and gain realized from the investment of funds deposited in the Distribution Account held by or on behalf of the Trustee shall be for the benefit of the Trustee and shall be subject to withdrawal by the Trustee at any time.  The Trustee shall deposit in the Distribution Account from its own funds, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

(d)

Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

SECTION 3.13.

[Reserved].

SECTION 3.14.

Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

(a)

The Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (i) the then current principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy.  The Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the related Mortgage Rate and related Servicing Advances.  The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies.  Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage Loan or amounts to be released to the related Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage Loan and related Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property.  Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.  Any insurance premiums not paid by the related Mortgagor and advanced by the Servicer shall constitute a Servicing Advance.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

In the event that the Servicer shall obtain and maintain a blanket policy with an insurer that generally would be acceptable under Fannie Mae or Freddie Mac servicing guidelines insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or related REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause.  In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

(b)

The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer’s obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac.  The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac.  The Servicer shall provide the Trustee (upon its reasonable request) with copies of or evidence of any such insurance policies and fidelity bond.  The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer.  Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days’ prior written notice to the Trustee.  The Servicer shall also cause each Sub-Servicer to maintain a comparable policy of insurance covering errors and omissions and a fidelity bond meeting such requirements.

SECTION 3.15.

Enforcement of Due-On-Sale Clauses; Assumption Agreements.

The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not such Mortgagor remains or is to remain liable under the applicable Mortgage Note and/or the related Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business judgment the Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so.  If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the related Mortgage Note and, to the extent permitted by applicable state law, the related Mortgagor remains liable thereon.  The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original related Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the related Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and such substitution is in the best interests of the Certificateholders, as determined by the Servicer.  In connection with any assumption, modification or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities.  The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy, or a new policy meeting the requirements of this Section is obtained.  Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.  In connection with any such assumption, no material term of the related Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the related Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof.  The Servicer shall notify the Trustee or the Custodian, as applicable, that any such substitution, modification or assumption agreement has been completed by forwarding to the Trustee or Custodian, as applicable, the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  Notwithstanding the foregoing, the Servicer may enforce the due on sale clause, or the assumption and modification, or the substitution if it reasonably believes that it is in the best interest of the Trust Fund.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the related Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever.  For purposes of this Section 3.15, the term “assumption” is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

SECTION 3.16.

Realization Upon Defaulted Mortgage Loans.

(a)

The Servicer shall use its commercially reasonable efforts consistent with the servicing standard set forth in Section 3.01, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans (including release of the lien on the related Mortgaged Property in exchange for payment by the relevant Mortgagor of an amount at least equal to what would be obtained through foreclosure or other conversion of property ownership) as come into and continue in default and as to which no satisfactory arrangements can be made for collection of Delinquent payments pursuant to Section 3.07.  The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances or Nonrecoverable Servicing Advances by the Servicer as contemplated in Section 3.11 and Section 3.23.  The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole and absolute discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

(b)

Notwithstanding the foregoing provisions of this Section 3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Trust Fund, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Trust Fund or the Certificateholders would be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or “operator” of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

(1)

such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property into compliance therewith; and

(2)

there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to such affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 3.16 shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.  It is understood by the parties hereto that any such advance will be deemed a Servicing Advance.

If the Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund.  The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.  It is understood by the parties hereto that any such advance will be deemed a Servicing Advance.

(c)

The Servicer may, at its option, purchase from the Trust Fund any Mortgage Loan or related REO Property that is 90 days or more Delinquent, which the Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee prior to purchase), at a price equal to the Purchase Price; provided, however, that the Servicer shall purchase any such Mortgage Loans or related REO Properties on the basis of delinquency, purchasing the most Delinquent Mortgage Loans or related REO Properties first.  The Purchase Price for any Mortgage Loan or related REO Property purchased hereunder shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release or cause to be released to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Servicer shall furnish and as shall be necessary to vest in the Servicer title to any Mortgage Loan or related REO Property released pursuant hereto.  The Holder of the Class X Certificate may exercise such option if the Servicer declines to do so under the same terms and conditions applicable to the Servicer under this Section 3.16(c); provided, however, that if such Certificate is securing any NIM Note, the Class X Certificate shall not exercise such option while such NIM Notes remain outstanding.

(d)

Proceeds received (other than the Prepayment Premiums received) in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and P&I Advances and to pay any unpaid Servicing Fees, pursuant to Section 3.11(a)(ii) or (a)(iii); second, to accrued and unpaid interest on the related Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of such Mortgage Loan.  If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing.  The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer or any related Sub-Servicer pursuant to Section 3.11(a)(iii).

(e)

The Servicer may (but is not obligated to) enter into a special servicing agreement with an unaffiliated holder of a 100% Percentage Interest of the most junior Class of Subordinate Certificates (the “Special Servicer”), subject to each Rating Agency’s acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement.  Any such agreement shall be subject to the approval of the Servicer and may contain provisions whereby such Special Servicer may (i) instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash with the Servicer by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures, (ii) purchase delinquent Mortgage Loans from the Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the Purchase Price, and/or (iii) assume all of the servicing rights and obligations with respect to delinquent Mortgage Loans so long as such Holder (A) meets the requirements for a Sub-servicer set forth in Section 3.02(a), (B) will service such Mortgage Loans in accordance with this Agreement and (C) the Servicer has the right to transfer such servicing rights without the payment of any compensation to a Sub-servicer.

(f)

Any Special Servicer appointed by the Servicer pursuant to Section 3.16(e), at its option, may (but is not obligated to) purchase from the Trust Fund, (a) any Mortgage Loan that is delinquent in payment 90 or more days or (b) any related Mortgage Loan with respect to which there has been initiated legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, in each case, provided that the Servicer has the right to transfer the related servicing rights without the payment of any compensation to a Sub-servicer.  Any such purchase shall be made by the Special Servicer with its own funds at a price equal to the Purchase Price for such Mortgage Loan.  The Servicer shall be entitled to reimbursement from the Special Servicer for all expenses incurred by it in connection with the transfer of any Mortgage Loan to the Special Servicer pursuant to this Section 3.16(f).  The Special Servicer shall notify the Servicer in writing at least 30 days prior to any purchase of Mortgage Loans pursuant to this Section 3.16(f).

SECTION 3.17.

Trustee to Cooperate; Release of Mortgage Files.

(a)

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will promptly (or the Trustee may, in the event the Servicer does not so act) notify the Trustee or the Custodian, as applicable, by a certification in the form of Exhibit E-1 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) signed by a Servicing Officer and shall request delivery to the Servicer of the related Mortgage File.  Upon receipt of such certification and request, the Trustee or the Custodian, as applicable, shall, within five Business Days, release or cause the release and mailing by overnight mail of the related Mortgage File to the Servicer.  Except as otherwise provided herein, no expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account; such expenses incurred by the Trustee or the Custodian shall be paid by the Trustee and reimburseable from the Trust Fund as an Extraordinary Trust Fund Expense.

(b)

From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trustee shall, upon request of the Servicer and delivery to the Trustee or the Custodian, if permitted by the related Custodial Agreement, of a Request for Release in the form of Exhibit E-1, cause the release of the related Mortgage File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings and the Servicer shall retain such Mortgage File in trust for the benefit of the Certificateholders.  Such Request for Release shall obligate the Servicer to return each and every document previously requested from such Mortgage File to the Trustee or the Custodian when the need therefor by the Servicer no longer exists, unless the related Mortgage Loan has been liquidated and the Liquidation Proceeds relating to such Mortgage Loan have been deposited in the Collection Account or the related Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially.  Upon receipt of a certificate of such Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, such Mortgage Loan shall be released by the Trustee or the Custodian to the Servicer or its designee.

(c)

Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee’s sale or other documents reasonably necessary to the foreclosure or trustee’s sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the related Mortgage Note or related Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by such Mortgage Note or Mortgage or otherwise available at law or in equity, or shall execute and deliver to the Servicer a power of attorney sufficient to authorize the Servicer or a Sub-Servicer to execute such documents on its behalf, provided that the Trustee shall be obligated to execute the documents identified above if necessary to enable the Servicer or a Sub-Servicer to perform their respective duties hereunder.  Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution thereof by the Trustee and delivery thereof by the Trustee or the Custodian, as applicable, will not invalidate or otherwise affect the lien of the related Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee’s sale.

SECTION 3.18.

Servicing Compensation.

As compensation for the activities of the Servicer hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24.  In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of Late Collections, Insurance Proceeds, condemnation proceeds or Liquidation Proceeds and as otherwise permitted by Section 3.11(a) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23.  Except as expressly provided in Sections 6.04 and 7.02 herein, the right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer’s responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay from the related Servicing Fee any amounts due to a related Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under Section 3.02; provided further that the Servicer may assign a portion of its Servicing Fee to an affiliate of the Servicer in connection with the ownership by such affiliate of the servicing rights attributable to the Mortgage Loans (provided that any right, title or interest of such affiliate in such portion of the Servicing Fee shall be subject to termination of the Servicer in accordance with the terms of this Agreement).

Additional servicing compensation in the form of assumption or modification fees, late payment charges, insufficient funds fees, reconveyance fees and other ancillary fees (other than Prepayment Premiums) shall be retained by the Servicer (subject to Section 3.24) only to the extent such fees or charges are received by the Servicer.  The Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account, and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a related Sub-Servicer, it being understood however, that payment of such premiums by the Servicer shall constitute Servicing Advances), servicing compensation of any Sub-Servicer and to the extent provided herein in Section 8.05, the indemnification of the Trustee, and shall not be entitled to reimbursement therefor except as specifically provided herein.

SECTION 3.19.

[Reserved.]

SECTION 3.20.

Statement as to Compliance.

Not later than March 15 of each calendar year with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed pursuant to Section 4.06(b) (or if such day is not a Business Day, the immediately preceding Business Day), the Servicer shall deliver to the Trustee, the Depositor and each Rating Agency an Officers’ Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.  Copies of any such statement shall be provided by the Trustee to any Certificateholder upon the request and at the expense of the requesting party, provided that such statement is delivered by the Servicer to the Trustee.

SECTION 3.21.

Independent Public Accountants’ Servicing Report.

Not later than March 15 of each calendar year with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed pursuant to Section 4.06(b) (or if such day is not a Business Day, the immediately preceding Business Day), the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Depositor, the Trustee and each Rating Agency a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate.  In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by a Sub-Servicer, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to such Sub-Servicer.  Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the requesting party’s expense, provided that such statement is delivered by the Servicer to the Trustee.  In the event such firm of independent certified public accountants requires the Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

SECTION 3.22.

Access to Certain Documentation.

The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the documentation regarding the Mortgage Loans under this Agreement, as may be required by applicable laws and regulations.  Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.  Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.  Nothing in this Section 3.22 shall require the Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.  The Servicer shall not be required to make copies of or ship documents to any party unless provisions have been made for the reimbursement of the costs thereof.  In each case, access to any documentation regarding the Mortgage Loans may be conditioned upon the requesting party’s acknowledgement in writing of a confidentiality agreement reasonably satisfactory to the Servicer regarding any information that is required to remain confidential under the Gramm-Leach-Bliley Act of 1999.

SECTION 3.23.

Title, Management and Disposition of REO Property.

(a)

The Servicer shall foreclose upon or otherwise comparably effect ownership in the name of the Trustee, on behalf of the Trust, of any Mortgaged Property relating to a defaulted Mortgage Loan as to which no satisfactory arrangements can be made for the collection of Delinquent Monthly Payments and which the servicer has not purchased pursuant to Section 3.16(c), which such Mortgaged Property shall become an REO Property.  The Servicer, on behalf of the Trust Fund (and on behalf of the Trustee for the benefit of the Certificateholders), shall either sell any REO Property before the close of the third taxable year after the year the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period, unless the Servicer shall have delivered to the Trustee and the Depositor an Opinion of Counsel, addressed to the Trustee and the Depositor, to the effect that the holding by the Trust Fund of such REO Property subsequent to three years after its acquisition will not result in the imposition on any REMIC created hereunder of taxes on “prohibited transactions” thereof, as defined in Section 860F of the Code, or cause any REMIC created hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding.  The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any REMIC created hereunder of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code, or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions.

(b)

The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders (the “REO Account”), which shall be an Eligible Account.  The Servicer shall be permitted to allow the Collection Account to serve as an REO Account, subject to separate ledgers for each REO Property.  The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

(c)

The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders.  In connection therewith, the Servicer shall deposit, or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer’s receipt thereof, and shall thereafter deposit in the REO Account, in no event more than two Business Days after the deposit of such funds into the clearing account, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

(i)

all insurance premiums due and payable in respect of such REO Property;

(ii)

all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

(iii)

all costs and expenses necessary to maintain, operate and dispose of such REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds as Servicing Advances such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if it owned such REO Property and if in the Servicer’s sole judgment, the payment of such amounts will be recoverable from the rental or sale of such REO Property.

Notwithstanding the foregoing, the Servicer and the Trustee shall not:

(i)

authorize the Trust Fund to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

(ii)

authorize any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

(iii)

authorize any construction on any REO Property, other than the repair or completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

(iv)

authorize any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Servicer has obtained an Opinion of Counsel, provided to the Trustee, to the effect that such action will not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

(i)

the terms and conditions of any such contract shall not be inconsistent herewith;

(ii)

any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above, and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

(iii)

none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

(iv)

the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.  The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer’s compensation pursuant to Section 3.18 is sufficient to pay such fees; provided, however, that to the extent that any payments made by such Independent Contractor would constitute Servicing Advances if made by the Servicer, such amounts shall be reimbursable as Servicing Advances made by the Servicer.

(d)

In addition to the withdrawals permitted under Section 3.23(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and P&I Advances made in respect of such REO Property or the related Mortgage Loan.  On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

(e)

Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities for similar properties.

(f)

The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer or any Sub-Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01.  Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

(g)

The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to such Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

SECTION 3.24.

Obligations of the Servicer in Respect of Prepayment Interest Shortfalls.

The Servicer shall deliver to the Trustee for deposit into the Distribution Account not later than 3:00 p.m. New York time on the Servicer Remittance Date from its own funds an amount (such amount, “Compensating Interest”) equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Determination Date resulting solely from Principal Prepayments in full for any Mortgage Loan during the portion of the related Prepayment Period occurring between the first day of such Prepayment Period and the last day of the calendar month prior to such Distribution Date and (ii) the aggregate Servicing Fee for such Distribution Date.  The Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee in respect of Compensating Interest.  Such amounts remitted shall be included in the Available Distribution Amount and distributed therewith on the related Distribution Date.  The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.

SECTION 3.25.

Obligations of the Servicer in Respect of Mortgage Rates and Monthly Payments.

On each Adjustment Date, the Servicer shall make Mortgage Rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and Applicable Regulations.  The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and Applicable Regulations regarding Mortgage Rate adjustments.  The Servicer shall maintain all data and information regarding such Mortgage Rate adjustments and the Servicer’s methods of implementing such Mortgage Rate adjustments and shall provide such information to the Trustee upon request.

In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor and any successor servicer in respect of any such liability.  Such indemnities shall survive the termination or discharge of this Agreement.  Notwithstanding the foregoing, this Section 3.25 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law; provided that any expenses in connection with pursuing such recovery shall not be an expense of the Trust.

SECTION 3.26.

Net WAC Reserve Fund; Yield Maintenance Agreements.

(a)

On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Net WAC Reserve Fund, $1,000.  On each Distribution Date as to which there is Net WAC Rate Carryover Amount for any Class of LIBOR Certificates, the Trustee is hereby directed to, and shall therefore, deposit into the Net WAC Reserve Fund an amount equal to the Net WAC Rate Carryover Amount for each affected Class of LIBOR Certificates pursuant to Section 4.01(a)(3)(xxx).  For federal and state income tax purposes, the Class X Certificateholders will be deemed to be the owners of the Net WAC Reserve Fund and all amounts deposited into the Net WAC Reserve Fund.  Any monies held in the Net WAC Reserve Fund in excess of $1,000 on any Distribution Date after giving effect to the payment of any Net WAC Rate Carryover Amount on such Distribution Date shall be distributed to the Class X Certificateholders.  Amounts held in the Net WAC Reserve Fund and not distributed on any Distribution Date will be invested by the Trustee in investments identified in clause (f) of the definition of Permitted Investments having maturities on or prior to the next succeeding Distribution Date.  All income and gain earned upon such investment shall be deposited into the Net WAC Reserve Fund.  Upon the termination of the Trust Fund, or the payment in full of the LIBOR Certificates, all amounts remaining on deposit in the Net WAC Reserve Fund will be distributed to the Class X Certificateholders or their designees.  The Net WAC Reserve Fund will be part of the Trust Fund but not part of any REMIC and any payments to the LIBOR Certificates of Net WAC Rate Carryover Amounts with respect to any Class of LIBOR Certificates will not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  For federal tax return and information reporting, the right to receive any Net WAC Rate Carryover Amount shall be assigned the value specified in Section 10.01(l) of this Agreement.

(b)

The Depositor hereby directs the Trustee to execute and deliver on behalf of the Trust the Yield Maintenance Agreements and authorizes the Trustee to perform its obligations thereunder on behalf of the Trust in accordance with the terms of each Yield Maintenance Agreements, including, but not limited to, amending any of the Yield Maintenance Agreements  in accordance with their terms and as requested by a party to a Yield Maintenance Agreement to cure any ambiguity in or correct or supplement any provision of, the Yield Maintenance Agreements  provided, however, that any such amendment will not have a material adverse effect to a Certificateholder as evidenced by a written confirmation from each Rating Agency that such amendment would not result in the reduction or withdrawal of the then current ratings of any outstanding Class of Certificates.  The Depositor hereby authorizes and directs the Trustee to ratify on behalf of the Trust, as the Trust’s own actions, the terms agreed to by the Depositor in relation to each Yield Maintenance Agreement, as reflected in such Yield Maintenance Agreement, and the Trustee hereby so ratifies such Yield Maintenance Agreements.  On the Closing Date, the Trustee shall enter into the Yield Maintenance Agreements, on behalf of the Trust, with the Cap Counterparty.  The Yield Maintenance Agreements shall be part of the Trust Fund but not part of any REMIC.  The Trustee shall deposit all amounts received with respect to the Yield Maintenance Agreements in the Net WAC Reserve Fund.  On each Distribution Date, to the extent required following the distribution of the Available Distribution Amount pursuant to Section 4.01 of this Agreement, the Trustee will withdraw from amounts in the Net WAC Reserve Fund to pay the LIBOR Certificates any Net WAC Rate Carryover Amounts in the following order of priority, in each case to the extent of amounts remaining in the Net WAC Reserve Fund:

(i)

from amounts paid under the Yield Maintenance Agreements, as follows:

(a)

from and to the extent of amounts in respect of the Senior Yield Maintenance Agreement, to the Class A Certificates, pro rata based on amounts owed, any related unpaid Net WAC Rate Carryover Amounts for such Classes, and

(b)

from and to the extent of amounts in respect of the Subordinate Yield Maintenance Agreement, sequentially, to the Class M1 Certificates, the Class M2 Certificates, the Class M3 Certificates, the Class M4 Certificates, the Class M5 Certificates, the Class M6 Certificates, the Class M7 Certificates, the Class M8 Certificates and the Class M9 Certificates, in that order, any related unpaid Net WAC Rate Carryover Amounts for such Classes; and

(ii)

from and to the extent of amounts remaining in the Net WAC Reserve Fund on such Distribution Date after giving effect to the distributions in Section 3.26(b)(i) above, as follows:

(a)

to the Class A Certificates, pro rata, any remaining unpaid Net WAC Rate Carryover Amounts for such Classes; and

(b)

sequentially, to the Class M1 Certificates, the Class M2 Certificates, the Class M3 Certificates, the Class M4 Certificates, the Class M5 Certificates, the Class M6 Certificates, the Class M7 Certificates, the Class M8 Certificates and the Class M9 Certificates, in that order, any related remaining unpaid Net WAC Rate Carryover Amounts for such Classes; and

(c)

to the Class X Certificate, any amounts in excess of $1,000.

(c)

Notwithstanding anything in subsection (b) of Section 3.26 to the contrary, for any Distribution Date on which there are aggregate payments under the Yield Maintenance Agreements based on an aggregate notional balance in excess of the aggregate Class Certificate Balance of the LIBOR Certificates, the amount representing such excess payment shall not be an asset of the Trust Fund and, instead, shall be paid into and distributed out of a separate trust created by this Agreement for the benefit of the Class X Certificates and shall be distributed to the Class X Certificates pursuant to Section 4.01(a)(3)(xxxii).

SECTION 3.27.

[Reserved].

SECTION 3.28.

Advance Facility.

(a)

The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”) under which (1) the Servicer assigns or pledges to another Person (an “Advancing Person”) the Servicer’s rights under this Agreement to be reimbursed for any P&I Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all P&I Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement.  No consent of the Trustee, Certificateholders or any other party is required before the Servicer may enter into an Advance Facility; provided, however, that the consent of the Trustee shall be required before the Servicer may cause to be outstanding at one time more than one Advance Facility with respect to P&I Advances or more than one Advance Facility with respect to Servicing Advances.  Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund P&I Advances and/or Servicing Advances on the Servicer’s behalf, the Servicer shall remain obligated pursuant to this Agreement to make P&I Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility.  If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any P&I Advances or Servicing Advances outstanding and previously unreimbursed pursuant to this Agreement, then the Servicer may elect by providing written notice to the Trustee not to be permitted to reimburse itself for P&I Advances and/or Servicing Advances, as applicable, pursuant to Section 3.11(a) of this Agreement, but following any such election, the Servicer shall be required to include amounts collected that would otherwise be retained by the Servicer to reimburse it for previously unreimbursed P&I Advances (“P&I Advance Reimbursement Amounts”) and/or previously unreimbursed Servicing Advances (“Servicing Advance Reimbursement Amounts” and together with P&I Advance Reimbursement Amounts, “Advance Reimbursement Amounts”) (in each case to the extent such type of Advance Reimbursement Amount is included in the Advance Facility) in the remittance to the Trustee made pursuant to this Agreement to the extent of amounts on deposit in the Collection Account on the Servicer Remittance Date.  Notwithstanding anything to the contrary herein, in no event shall P&I Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in Interest Remittance Amounts or Principal Remittance Amounts or distributed to Certificateholders.  The Servicer making the election set forth herein shall report to the Trustee the portions of the Advance Reimbursement Amounts that consist of P&I Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts, respectively.

(b)

If the Servicer enters into an Advance Facility and makes the election set forth in Section 3.28(a), the Servicer and the related Advancing Person shall deliver to the Trustee a written notice and payment instruction (an “Advance Facility Notice”), providing the Trustee with written payment instructions as to where to remit P&I Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Advance Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates.  The payment instruction shall require the applicable Advance Reimbursement Amounts to be distributed to the Advancing Person or to a trustee or custodian (an “Advance Facility Trustee”) designated in the Advance Facility Notice.  An Advance Facility Notice may only be terminated by the joint written direction of the Servicer and the related Advancing Person (and any related Advance Facility Trustee); provided, however, that the provisions of this Section 3.28 shall cease to be applicable when all P&I Advances and Servicing Advances funded by an Advancing Person, and when all P&I Advances and Servicing Advances (the rights to be reimbursed for which have been assigned or pledged to an Advancing Person), have been repaid to the related Advancing Person in full.  Under no circumstances shall the Advancing Person have the right to withdraw funds directly from the Collection Account.

(c)

Advance Reimbursement Amounts shall consist solely of amounts in respect of P&I Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with Section 3.11(a)(ii), (iii), (vi) and (ix) hereof, assuming the Servicer had made the related P&I Advance(s) and/or Servicing Advance(s).  Notwithstanding the foregoing (subject to Section 3.28(a) above), no Advancing Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to the provisions of Section 4.03.  The Trustee shall not have any duty or liability with respect to the calculation of any Advance Reimbursement Amount and shall be entitled to rely without independent investigation on the Advance Facility Notice and on the Servicer’s report of the amount of P&I Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts that were included in the remittance from the Servicer to the Trustee pursuant to Section 3.11(a)(i).  The Servicer shall maintain and provide to any successor Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person.  The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

(d)

An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for P&I Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of P&I Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Sub-Servicer set forth in Section 3.02 hereof.

(e)

With respect to any Advance Facility pursuant to which the Servicer has made the election set forth in Section 3.28(a), the documentation establishing any Advance Facility shall require that Advance Reimbursement Amounts distributed with respect to each Mortgage Loan be allocated to outstanding unreimbursed P&I Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a “first-in, first-out” (FIFO) basis.  Such documentation shall also require the electing Servicer to provide to the related Advancing Person or Advance Facility Trustee loan-by-loan information with respect to each Advance Reimbursement Amount distributed by the Trustee to such Advancing Person or Advance Facility Trustee on each Distribution Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Advance Reimbursement Amount with respect to each Mortgage Loan.  The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all P&I Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

(f)

The Servicer who enters into an Advance Facility shall indemnify the Trustee, the Trust and any successor Servicer, as applicable, from and against any claims, losses, liabilities or damages resulting from any claim by the Advancing Person relating to the Advance Facility, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Trustee or the successor Servicer.

(g)

Any amendment to this Section 3.28 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.28, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Seller and the Servicer without the consent of any Certificateholder, notwithstanding anything to the contrary in Section 10.01 of or elsewhere in this Agreement.

(h)

Upon the direction of and at the expense of the Servicer, the Trustee agrees to execute such acknowledgments, certificates, and other documents provided by the Servicer recognizing the interests of any Advance Facility Trustee in such Advance Reimbursement Amounts as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.28, and such other documents in connection with such Advance Facilities as may be reasonably requested from time to time by any Advance Facility Trustee.

ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.

Distributions.

(a)  (1) On each Distribution Date, the Trustee shall withdraw from the Distribution Account that portion of the Available Distribution Amount equal to the Interest Remittance Amount for that Distribution Date and make the following disbursements and transfers in the following order of priority in each case, from and to the extent of the Interest Remittance Amount remaining for such Distribution Date:

(i)

concurrently, to the holders of the Class A Certificates, the related Monthly Interest Distributable Amount, on a pro rata basis based on such Monthly Interest Distributable Amount;

(ii)

concurrently: to the holders of the Class A Certificates, any related Unpaid Interest Shortfall Amount, if any, for each such Class for each such Distribution Date on a pro rata basis based on the entitlement of each such Unpaid Interest Shortfall Amount;

(iii)

to the Holders of the Class M1 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(iv)

to the Holders of the Class M2 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(v)

to the Holders of the Class M3 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(vi)

to the Holders of the Class M4 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(vii)

to the Holders of the Class M5 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(viii)

to the Holders of the Class M6 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(ix)

to the Holders of the Class M7 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(x)

to the Holders of the Class M8 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates; and

(xi)

to the Holders of the Class M9 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates.

Any Interest Remittance Amount remaining undistributed after giving effect to subclause (i) through (xi) above shall be used in determining the amount of Net Monthly Excess Cashflow, if any, for such Distribution Date.

(2)

On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Principal Distribution Amount for such Distribution Date and make the following disbursements and transfers in the following order of priority in each case to the extent of the Principal Distribution Amount remaining for such Distribution Date:

(A)

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows:

(i)

sequentially, to the Holders of the Class A1, Class A2 and Class A3 Certificates, in that order, until the respective Certificate Principal Balances have been reduced to zero; provided however, that beginning on the first Distribution Date on or after which the Mezzanine Certificates have been paid in full and the Net Monthly Excess Cashflow and Overcollateralization Amount for such Distribution Date are insufficient to cover Realized Losses on the Mortgage Loans, to the Class A1, Class A2 and Class A3 Certificates, pro rata based on Certificate Principal Balances, until the respective principal balances have been reduced to zero;

(ii)

to the Holders of the Class M1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(iii)

to the Holders of the Class M2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)

to the Holders of the Class M3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(v)

to the Holders of the Class M4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)

to the Holders of the Class M5 Certificates, until the Certificate Principal Balance thereof has each been reduced to zero;

(vii)

to the Holders of the Class M6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(viii)

to the Holders of the Class M7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(ix)

to the Holders of the Class M8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(x)

to the Holders of the Class M9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

(B)

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows:

(i)

sequentially, to the Holders of the Class A1, Class A2 and Class A3 Certificates, in that order, the Class A Principal Distribution Amount for such Distribution Date, until the respective Certificate Principal Balances have been reduced to zero; provided however, that beginning on the first Distribution Date on or after which the Mezzanine Certificates have been paid in full and the Net Monthly Excess Cashflow and Overcollateralization Amount for such Distribution Date are insufficient to cover Realized Losses on the Mortgage Loans, to the Class A1, Class A2 and Class A3 Certificates, the Class A Principal Distribution Amount for such Distribution Date, pro rata based on Certificate Principal Balances, until the respective principal balances have been reduced to zero;

(ii)

to the Holders of the Class M1 Certificates, the Class M1 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(iii)

to the Holders of the Class M2 Certificates, the Class M2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)

to the Holders of the Class M3 Certificates, the Class M3 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(v)

to the Holders of the Class M4 Certificates, the Class M4 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)

to the Holders of the Class M5 Certificates, the Class M5 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(vii)

to the Holders of the Class M6 Certificates, the Class M6 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(viii)

to the Holders of the Class M7 Certificates, the Class M7 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(ix)

to the Holders of the Class M8 Certificates, the Class M8 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero; and

(x)

to the Holders of the Class M9 Certificates, the Class M9 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero.

Any Principal Distribution Amount remaining undistributed after giving effect to clauses (A) and (B) above shall be used in determining the amount of Net Monthly Excess Cashflow, if any, for such Distribution Date.

(3)

On each Distribution Date, the Net Monthly Excess Cashflow shall be distributed as follows:

(i)

to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Overcollateralization Increase Amount, payable to such Holders as part of the Principal Distribution Amount and applied in the same order of priority as payments of principal would otherwise be applied on such Distribution Date to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Classes of Certificates is reduced to zero;

(ii)

to the Holders of the Class M1 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(iii)

to the Holders of the Class M1 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(iv)

to the Holders of the Class M2 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(v)

to the Holders of the Class M2 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(vi)

to the Holders of the Class M3 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(vii)

to the Holders of the Class M3 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(viii)

to the Holders of the Class M4 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(ix)

to the Holders of the Class M4 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(x)

to the Holders of the Class M5 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xi)

to the Holders of the Class M5 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xii)

to the Holders of the Class M6 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xiii)

to the Holders of the Class M6 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xiv)

to the Holders of the Class M7 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xv)

to the Holders of the Class M7 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xvi)

to the Holders of the Class M8 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xvii)

to the Holders of the Class M8 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xviii)

to the Holders of the Class M9 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xix)

to the Holders of the Class M9 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xx)

concurrently, to the Holders of each Class of Senior Certificates, pro rata based on the entitlement of each such Class pursuant to this clause, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls allocated to each such Certificates;

(xxi)

to the Holders of the Class M1 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxii)

to the Holders of the Class M2 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxiii)

to the Holders of the Class M3 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxiv)

to the Holders of the Class M4 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxv)

to the Holders of the Class M5 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxvi)

to the Holders of the Class M6 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxvii)

to the Holders of the Class M7 Certificates, in an amount equal to such Class’ previously allocated but not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to each such Class of Certificates;

(xxviii)

to the Holders of the Class M8 Certificates, in an amount equal to such Class’ previously allocated but not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to each such Class of Certificates;

(xxix)

to the Holders of the Class M9 Certificates, in an amount equal to such Class’ previously allocated but not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to each such Class of Certificates;

(xxx)

to the Net WAC Reserve Fund for distribution to the Class A and Mezzanine Certificates, an amount equal to any Net WAC Rate Carryover Amount for such classes for such Distribution Date (after giving effect to any amounts paid under each Yield Maintenance Agreement on such Distribution Date);

(xxxi)

to the Trustee, any amounts payable pursuant to Section 8.05(b) hereof;

(xxxii)

 to the Holders of the Class X Certificates, the Class X Distribution Amount; and

(xxxiii)

to the Holders of the Residual Certificates.

(b)  On each Distribution Date, the Trustee shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Premiums collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans or the Servicer Prepayment Premium Payment Amount and shall distribute such amounts to the Holders of the Class P Certificates.  Such distributions shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates.  On the first Distribution Date following the expiration of the latest prepayment term with respect to the related Mortgage Loans and if funds are available on such date, the Class P Certificates shall be entitled to its outstanding Certificate Principal Balance prior to any distributions of Net Monthly Excess Cashflow pursuant to Section 4.01(a)(3) on such Distribution Date.

(c)  All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests.  Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of record of the respective Class on the related Record Date (except as otherwise provided in this Section 4.01 or Section 9.01 respecting the final distribution on such Class), and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures.  Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent.  Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents.  All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates.  None of the Certificate Registrar, the Trustee, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(d)  The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement.  None of the Holders of any Class of Certificates, the Trustee, the Seller or the Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

(e)  Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than five (5) days after the related Determination Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

(i)

the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

(ii)

no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non-tendering Holder or Holders.  If any Certificates as to which notice has been given pursuant to this Section 4.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto.  If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders.  The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust fund.  If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease.  No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(e).

SECTION 4.02.

Statements to Certificateholders.

On each Distribution Date, the Trustee shall prepare and make available to each Holder of the Regular Certificates, the Servicer and each Rating Agency, a statement with respect to information regarding the Mortgage Loans, based solely on, and to the extent of, information provided to the Trustee by the Servicer pursuant to Section 4.03 hereof, as to the distributions made on such Distribution Date setting forth:

(i)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates including on account of the Mezzanine Certificates, separately identified, allocable to principal and the amount of the distribution to the Holders of the Class P Certificates allocable to Prepayment Premiums and Servicer Prepayment Premium Payment Amounts;

(ii)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates (other than the Class P Certificates), including on account of the Mezzanine Certificates, separately identified, allocable to interest;

(iii)

the Overcollateralization Amount, the Overcollateralization Release Amount, the Overcollateralization Deficiency Amount and the Overcollateralization Target Amount as of such Distribution Date and the Excess Overcollateralization Amount for such Distribution Date and the Overcollateralization Increase Amount for such Distribution Date;

(iv)

the aggregate Servicing Fee received by the Servicer during the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

(v)

the aggregate amount of P&I Advances for such Distribution Date;

(vi)

the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the close of business on such Distribution Date;

(vii)

the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

(viii)

the number and aggregate unpaid principal balance of the Mortgage Loans (a) Delinquent 30-59 days, (b) Delinquent 60-89 days, (c) Delinquent 90 or more days in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

(ix)

with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

(x)

the aggregate of the Stated Principal Balances of all REO Properties as of the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date;

(xi)

the aggregate amount of Principal Prepayments made during the related Prepayment Period;

(xii)

the aggregate amount of Realized Losses incurred during the calendar month preceding the month of such Distribution Date (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Bankruptcy Losses and the aggregate amount of Realized Losses incurred since the Closing Date;

(xiii)

the aggregate amount of Extraordinary Trust Fund Expenses withdrawn from the Collection Account or the Distribution Account for such Distribution Date;

(xiv)

the Certificate Principal Balance of the Class A Certificates and the Mezzanine Certificates, after giving effect to the distributions made on such Distribution Date and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of such Realized Losses;

(xv)

the Certificate Factor for each such Class of LIBOR Certificates applicable to such Distribution Date;

(xvi)

the Accrued Certificate Interest in respect of the Senior Certificates and the Subordinate Certificates for such Distribution Date and the Unpaid Interest Shortfall Amount, if any, with respect to each such Class of Certificates on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Interest Shortfalls, as applicable;

(xvii)

the Monthly Interest Distributable Amount in respect of the Senior Certificates and the Mezzanine Certificates for such Distribution Date and the Unpaid Interest Shortfall Amount, if any, with respect to each such Class of Certificates on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Interest Shortfalls, as applicable;

(xviii)

the aggregate amount of any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.24;

(xix)

the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

(xx)

the Net WAC Rate Carryover Amount for the Class A Certificates and the Mezzanine Certificates, if any, for such Distribution Date and the amount remaining unpaid after reimbursements therefor on such Distribution Date;

(xxi)

the Available Distribution Amount;

(xxii)

with respect to any Mortgage Loan as to which foreclosure proceedings have been concluded, the loan number and unpaid principal balance of such Mortgage Loan as of the date of such conclusion of foreclosure proceedings;

(xxiii)

with respect to Mortgage Loans as to which a Liquidation Event has occurred, the number of such Mortgage Loans, the unpaid principal balance of such Mortgage Loans as of the date of such Liquidation Event and the amount of proceeds (including Liquidation Proceeds and Insurance Proceeds) collected in respect of such Mortgage Loans;

(xxiv)

the respective Pass-Through Rates applicable to the LIBOR Certificates, for such Distribution Date and the Pass-Through Rate applicable to the LIBOR Certificates for the immediately succeeding Distribution Date;

(xxv)

the amount of any payment made by the Counterparty under a Yield Maintenance Agreement;

(xxvi)

the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders with respect to Allocated Realized Loss Amounts;

(xxvii)

amounts deposited into each Net WAC Reserve Fund;

(xxviii)

the date when a Stepdown Date has occurred;

(xxix)

the Net WAC Rate; and

(xxx)

whether a Trigger Event has occurred and is continuing.

The Trustee will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, the Servicer and the Rating Agencies via the Trustee’s internet website.  All information from which the Trustee makes such statement will be based solely on information provided by the Servicer pursuant to Section 4.03(a) hereof or by the Cap Counterparty pursuant to the related Yield Maintenance Agreement.  The Trustee’s website shall initially be located at “http://www.usbank.com/abs”.  Assistance in using the website can be obtained by calling the Trustee’s customer service desk at (800) 934-6802. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

In the case of information furnished pursuant to subclauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

Within a reasonable period of time after the end of each calendar year, upon written request or request by facsimile, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder.  Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

On each Distribution Date, the Trustee shall make available to the Depositor, each Holder of a Residual Certificate, and the Servicer, a copy of the reports forwarded to the Regular Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

Within a reasonable period of time after the end of each calendar year, upon written request or request by facsimile, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared by the Trustee and furnished to such Holders pursuant to the rules and regulations of the Code as are in force from time to time.

The Trustee shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide.  For purposes of this Section 4.02, the Trustee’s duties are limited to the extent that the Trustee receives timely reports as required from the Servicer pursuant to Section 4.03(a) hereof.

On each Distribution Date the Trustee shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) loan level data with respect to all of the Mortgage Loans and CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg.  In addition if so requested by the Originator, on each Distribution Date the Trustee shall provide to the Originator and at the expense of the Originator, the loan level data with respect to the Mortgage Loans.

SECTION 4.03.

Remittance Reports; P&I Advances.

(a)

No later than the eighteenth day of each month, or if such day is not a Business Day, the Business Day following such day, the Servicer shall deliver to the Trustee electronically (or such other means as the Servicer and the Trustee may agree from time to time) a Remittance Report with respect to each Mortgage Loan for the prior calendar month.  In addition, no later than the eighteenth day of each month, or if such day is not a Business Day, the Business Day following such day, the Servicer shall deliver to the Trustee delinquency information with respect to each Mortgage Loan and P&I Advances including (i) the amount of P&I Advances and Servicing Advances to be made by the Servicer in respect of the related Distribution Date, the aggregate amount of P&I Advances and Servicing Advances outstanding after giving effect to such P&I Advances and Servicing Advances, as applicable, and the aggregate amount of Nonrecoverable P&I Advances and Servicing Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02.  The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

(b)

The amount of P&I Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of (i) the aggregate amount of Monthly Payments (with each interest portion thereof net of the Servicing Fee), due on the related Due Date in respect of the Mortgage Loans, which Monthly Payments were Delinquent as of the close of business on the related Determination Date, plus (ii) with respect to each REO Property, which REO Property was acquired during or prior to the calendar month preceding the month of such Distribution Date and as to which such REO Property an REO Disposition did not occur during the calendar month preceding the month of such Distribution Date, an amount equal to the excess, if any, of the Monthly Payments (with each interest portion thereof net of the Servicing Fee) that would have been due on the related Due Date in respect of the related Mortgage Loans, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date.

On or before 3:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case, it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by the Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties.  Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer’s records and replaced by the Servicer by deposit in the Collection Account on or before the next succeeding Servicer Remittance Date on which such funds would be due.  The Trustee will provide notice to the Servicer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Trustee on such date is less than the P&I Advances required to be made by the Servicer for such Distribution Date.  Nothing in this Section 4.03(b) shall be construed to prohibit the Servicer from reimbursing itself for P&I Advances made from its own funds or so replaced by it in the Collection Account at any time from the Collection Account to the extent provided in Section 3.11 herein.

(c)

The obligation of the Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

(d)

Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.  The determination by the Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance, respectively, shall be evidenced by an Officers’ Certificate of the Servicer delivered to the Depositor and the Trustee.  In addition, the Servicer shall not be required to advance Relief Act Interest Shortfalls.

SECTION 4.04.

Allocation of Realized Losses.

(a)

No later than four Business Days prior to each Distribution Date, the Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the calendar month preceding the month of such Distribution Date; (ii) whether and the extent to which such Realized Losses constituted Bankruptcy Losses and (iii) the respective portions of such Realized Losses allocable to interest and allocable to principal.  No later than four Business Days prior to each Distribution Date, the Servicer shall also determine as to each Mortgage Loan: (A) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the calendar month preceding the month of such Distribution Date and (B) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period.  The information described in the two preceding sentences that is to be supplied by the Servicer shall be evidenced by a written report delivered to the Trustee by the Servicer no later than four Business Days prior to each Distribution Date immediately following the end of (x) in the case of Bankruptcy Losses allocable to interest, the Due Period during which any such Realized Loss was incurred, and (y) in the case of all other Realized Losses, the prior calendar month during which any such Realized Loss was incurred.

(b)

If on any Distribution Date after giving effect to all Realized Losses incurred with respect to the Mortgage Loans during or prior to the related Due Period and distributions of principal with respect to the LIBOR Certificates on such Distribution Date, the aggregate Certificate Principal Balance of the LIBOR Certificates exceeds the Aggregate Principal Balance on such date, the amount of such excess shall be allocated by the Trustee on such Distribution Date as follows: first, to the Class M9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class M8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class M7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; sixth to the Class M4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; seventh, to the Class M3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; eighth, to the Class M2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and ninth, to the Class M1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.  All Realized Losses to be allocated to the Certificate Principal Balance of the Mezzanine Certificates on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided in Section 4.01.

(c)

Any allocation of Realized Losses to a Mezzanine Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated.  All Realized Losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d)

With respect to any Class of Certificates to which an Applied Loss Amount has been allocated (including any such Class for which the related Certificate Principal Balance has been reduced to zero), the Certificate Principal Balance of such Class will be increased on each Distribution Date by the amount of related Recoveries for such Distribution Date, beginning with the Class of Mezzanine Certificates with the highest relative payment priority, in each case up to the amount of the Allocated Realized Loss Amount for that Class.  Any increase in a Certificate Principal Balance on a Distribution Date pursuant to this Section 4.04(d) shall be made prior to giving effect to distributions on that Distribution Date.

SECTION 4.05.

Compliance with Withholding Requirements.

Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code.  The consent of Certificateholders shall not be required for such withholding.  In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

SECTION 4.06.

Commission Reporting.

(a)

The Trustee and the Servicer shall reasonably cooperate with the Depositor in connection with the Trust’s satisfying the reporting requirements under the Exchange Act.  The Trustee shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Commission thereunder (which shall not include the Form 8-K filed in connection with the filing of this Agreement), and the Depositor shall sign and the Trustee shall file (via EDGAR) such Forms on behalf of the Depositor.  The Depositor hereby grants to the Trustee a limited power of attorney to execute each Form 8-K and to file each Form 8-K and 10-K on behalf of the Depositor.  Such power of attorney shall continue until the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust.

(b)

Each Form 8-K shall be filed by the Trustee within 15 days after each Distribution Date, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto.  Prior to March 31st of the calendar year following the calendar year during which the Closing Date occurs (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Commission), the Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Commission staff’s interpretations.  Such Form 10-K shall include as exhibits the Servicer’s annual statement of compliance described under Section 3.20 and the accountant’s report described under Section 3.21, in each case to the extent they have been timely delivered to the Trustee (other than the Trustee’s annual statement of compliance).  If they are not so timely delivered, the Trustee shall file an amended 10-K including such documents as exhibits promptly after they are delivered to the Trustee.  The Trustee shall have no liability with respect to any failure to properly or timely prepare or file such periodic reports resulting from or relating to the Trustee’s inability or failure to obtain any information not resulting from its own negligence or willful misconduct.  The Form 10-K shall also include a certification in the form attached hereto as Exhibit H (the “Depositor Certification”), which shall be signed by the senior officer of the Depositor in charge of securitization.

(c)

 Not later than 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, if such day is not a Business Day, the immediately preceding Business Day), the Trustee shall sign a certification in the form attached hereto as Exhibit I (the “Trustee Certification”) for the benefit of the Depositor and its officers, directors and Affiliates regarding certain aspects of items 1 through 3 of the Depositor Certification.  In addition, the Trustee shall, subject to the provisions of Sections 8.01 and 8.02 hereof, indemnify and hold harmless the Depositor, the Servicer and each Person, if any, who “controls” the Depositor and the Servicer within the meaning of the 1933 Act and their officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trustee’s obligations under this Section 4.06 or any inaccuracy made in the Trustee Certification.  If the indemnification provided for in this Section 4.06(c) is unavailable or insufficient to hold harmless such Persons, then the Trustee shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor or the Servicer on the one hand and the Trustee on the other.  The Trustee acknowledges that the Depositor is relying on the Trustee’s performance of its obligations under this Section 4.06 in order to perform its obligations under Section 4.06(b).

(d)

Not later than 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission each Servicer will deliver to the Depositor and the Trustee an Officer’s Certificate for the prior calendar year in substantially the form of Exhibit J (the “Servicer Certification”) to this Agreement.  The Servicer agrees to indemnify and hold harmless each of the Depositor, the Trustee and each Person, if any, who “controls” the Depositor or the Trustee within the meaning of the 1933 Act and their respective officers and directors against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that such Person may sustain arising out of third party claims based on (i) the failure of the Servicer to deliver or cause to be delivered when required any Officer’s Certificate required pursuant to this Section 4.06(d), or (ii) any material misstatement or omission contained in the Servicer Certification provided pursuant to this Section 4.06(d).  If an event occurs that would otherwise result in an indemnification obligation under clauses (i) or (ii) above, but the indemnification provided for in this Section 4.06(d) by the Servicer is unavailable or insufficient to hold harmless such Persons, then the Servicer shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor or Trustee on the one hand and the Servicer on the other.  The Servicer acknowledges that the Depositor and the Trustee are relying on the Servicer’s performance of its obligations under this Agreement in order to perform their respective obligations under this Section 4.06.

(e)

Upon any filing with the Commission, the Trustee shall promptly deliver to the Depositor and the Servicer a copy of any executed report, statement or information.

(f)

If the Commission issues additional interpretative guidance or promulgates additional rules or regulations, or if other changes in applicable law occur, that would require the reporting arrangements, or the allocation of responsibilities with respect thereto, described in this Section 4.06, to be conducted differently than as described, the Depositor, the Seller, Servicer and Trustee will reasonably cooperate to amend the provisions of this Section 4.06 in order to comply with such amended reporting requirements and such amendment of this Section 4.06.  Any such amendment shall be made in accordance with Section 11.01 without further consent of the Certificateholders, and may result in the reduction of the reports filed by the Trustee on behalf of the Trust under the Exchange Act.  Notwithstanding the foregoing, the Depositor, the Seller, Servicer and Trustee shall not be obligated to enter into any amendment pursuant to this Section 4.06 that adversely affects its obligations and immunities under this Agreement.

(g)

In filing any Form 8-K or Form 10-K, the Trustee shall not undertake any analysis of, and shall have no responsibility for, any financial information, accountant’s report, certification or other matter contained therein, except for computations performed by the Trustee and reflected in distribution reports.  Nothing in this Section 4.06(g) shall relieve the Trustee of its responsibility for the matters as to which it is certifying in the form attached hereto as Exhibit I.

(h)

Prior to January 31st of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file a Form 15D Suspension Notification with respect to the Trust.

ARTICLE V

THE CERTIFICATES

SECTION 5.01.

The Certificates.

(a)

The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Fund.  The Certificates of each Class will be substantially in the forms annexed hereto as Exhibit A-1, Exhibit A-2, Exhibit A-5, Exhibit A-6 and Exhibit A-10 and will be issuable in registered form only.  Each Certificate will share ratably in all rights of the related Class.

The LIBOR Certificates are issuable only in minimum denominations corresponding to minimum initial Certificate Principal Balances of $25,000 and integral multiples of $1 in excess thereof.  The Class P Certificates are issuable only in minimum denominations corresponding to minimum initial Certificate Principal Balances of $20 and integral multiples of $20 thereof.  The Class X Certificates are issuable only in minimum denominations corresponding to a minimum initial Notional Amount of $100,000 and integral multiples of $1 in excess thereof.  The Residual Certificates are issuable in minimum denominations corresponding to minimum Percentage Interests of 20% and multiples thereof.

Upon original issue, the Certificates shall be executed and delivered by the Trustee and the Trustee shall cause the Certificates to be authenticated by the Certificate Registrar to or upon the order of the Depositor.  The Certificates shall be executed and attested by manual or facsimile signature on behalf of the Trustee by an authorized signatory.  Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.  No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)

The Book-Entry Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Book-Entry Certificates for the respective Certificate Owners with Ownership Interests therein.  The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates (“Definitive Certificates”) in respect of such Ownership Interests.  All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.  The Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such.  The Book-Entry Custodian may, and if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Servicer, the Trustee (if the Trustee is not the Book-Entry Custodian) and any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository.  If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee or, if it so elects, the Depository shall immediately succeed to its predecessor’s duties as Book-Entry Custodian.  The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

The Trustee, the Servicer and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder.  The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.  Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners.  The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

If (i)(A) the Depository advises the Trustee in writing that it is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (B) the Issuer is unable to locate a qualified successor, (ii) the Depositor, with the consent of the applicable Depository Participants, elects to terminate a book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates at their option advise the Trustee and DTC in writing that they elect to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Trustee of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.  Such Definitive Certificates will be issued in minimum denominations of $25,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $25,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate.  None of the Depositor, the Seller, the Servicer or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

SECTION 5.02.

Registration of Transfer and Exchange of Certificates.

(a)

The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trustee will initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  The Certificate Registrar may appoint, by a written instrument delivered to the Trustee, the Seller, the Servicer and the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.  If the Trustee shall at any time not be the Certificate Registrar, the Trustee shall have and maintain the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

(b)

No transfer of any Non-Offered Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of a Non-Offered Certificate is to be made without registration or qualification (other than in connection with the initial transfer of any such Certificate by the Depositor to the Seller or by the Seller to an affiliate of the Seller or to a trust, the depositor of which is an affiliate of the Seller), the Trustee and the Certificate Registrar shall each require receipt of: either (i) written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder’s prospective transferee, substantially in the forms attached hereto as Exhibit F-1 or (ii) an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Depositor, the Seller, the Trustee, the Servicer, the Certificate Registrar or the Trust Fund).  None of the Depositor, the Seller, the Certificate Registrar or the Trustee is obligated to register or qualify the Non-Offered Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification.  Any Certificateholder desiring to effect the transfer of a Private Certificate shall, and does hereby agree to, indemnify the Trustee, the Seller, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(c)

(i)  No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received in the form attached hereto as Exhibit F-2 or Exhibit G, as applicable, either (i) a certification letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not a Plan or a person using the assets of any such Plan, which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of a Plan or a person acting on behalf of any such Plan, or using such Plan’s assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Seller, the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representations shall be deemed to have been made to the Trustee by the transferee’s acceptance of an ERISA-Restricted Certificate, or by any beneficial owner who purchases an interest in such Certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Plan, or a person using a Plan’s assets is attempted without the delivery to the Trustee of the opinion of counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.  Neither an Opinion of Counsel nor any certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall be deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

(ii)

[Reserved].

(iii)

If any Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c)(i), the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of any such Certificate or interest therein was effected in violation of the provisions of the preceding paragraph shall indemnify and hold harmless the Depositor, the Servicer, the Seller, the Trustee, the Certificate Registrar, the Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

(d)

(i)  Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(A)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)

In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it and shall not register the Transfer of any Residual Certificate until its receipt of an affidavit and agreement (a “Transfer Affidavit and Agreement”), in the form attached hereto as Exhibit F-2 from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

(C)

Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

(D)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement in the form attached hereto as Exhibit F-2) from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit F-2) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

(E)

Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a “pass-through interest holder” within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a “pass-through interest holder.”

(ii)

The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.  In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

(iii)

(A)  If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate.  The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)

If any purported Transferee shall become a holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose.  Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee.  Such purchaser may be the Trustee itself or any Affiliate of the Trustee.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

(iv)

The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the “excess inclusions” of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization.  Such information shall be provided by the Trustee upon receipt of reasonable compensation.

(v)

The provisions of this Section 5.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Certificate Registrar at the expense of the party seeking to modify, add to or eliminate any such provision the following:

(A)

written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

(B)

an Opinion of Counsel, in form and substance satisfactory to the Trustee and the Certificate Registrar, to the effect that such modification of, addition to or elimination of such provisions will not cause any REMIC created hereunder to cease to qualify as a REMIC and will not cause any REMIC created hereunder, as the case may be, to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

(e)

Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

(f)

At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12.  Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(g)

No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)

All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Certificate Registrar in accordance with its customary procedures.

(i)

The Trustee will cause the Certificate Registrar (unless the Trustee is acting as Certificate Registrar) to provide notice to the Trustee of each transfer of a Certificate and to provide the Trustee with an updated copy of the Certificate Registrar on the first Business Day in  April of each year, commencing in April 2006.

SECTION 5.03.

Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest.  Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith.  Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 5.04.

Persons Deemed Owners.

The Depositor, the Seller, the Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Seller, the Servicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

SECTION 5.05.

Certain Available Information.

The Trustee shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trustee as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Class X Certificate, a Class P Certificate or a Residual Certificate, any related private placement memorandum or other disclosure document relating to such Certificates, if any, in the form most recently provided to the Trustee; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 11.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Trustee since the Closing Date pursuant to Section 10.01(h), (D) any and all Officers’ Certificates delivered to the Trustee by the Servicer since the Closing Date to evidence the Servicer’s determination that any P&I Advance was, or if made, would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, and (E) any and all Officers’ Certificates delivered to the Trustee by the Servicer since the Closing Date pursuant to Section 4.04(a).  Copies and mailing of any and all of the foregoing items will be available from the Trustee upon request at the expense of the person requesting the same.

ARTICLE VI

THE DEPOSITOR, THE SERVICER AND THE LOAN PERFORMANCE ADVISOR

SECTION 6.01.

Liability of the Depositor, the Seller and the Servicer.

The Depositor, the Seller and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor, the Seller and the Servicer herein.

SECTION 6.02.

Merger or Consolidation of the Depositor, the Seller or the Servicer.

Subject to the following paragraph, the Depositor and the Seller will keep in full effect its existence, rights and franchises (charter and statutory) under the laws of the jurisdiction of its incorporation.  Subject to the following paragraph, the Servicer will keep in full effect its existence, rights and franchises as a corporation under the jurisdiction of its incorporation and its qualification as an approved conventional seller/servicer for Fannie Mae or servicer for Freddie Mac in good standing.  The Depositor, the Seller and the Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

The Depositor, the Seller or the Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Seller or the Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Seller or the Servicer, shall be the successor of the Depositor, the Seller or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be a servicer of Mortgage Loans on behalf of Fannie Mae or Freddie Mac and shall otherwise meet the requirements of a successor servicer set forth in Section 7.02.

SECTION 6.03.

Limitation on Liability of the Depositor, the Seller, the Servicer and Others.

None of the Depositor, the Seller, the Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, the Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Servicer, the Seller or Depositor pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Seller, the Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, the Seller, the Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense (i) in the case of the Servicer, relating to the Servicer’s failure to service any Mortgage Loan in accordance with this Agreement, unless such loss, liability or expense is otherwise reimburseable pursuant to this Agreement, or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Seller and the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor, the Seller and the Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, unless the Depositor, the Seller or the Servicer acts without the consent of Holders of Certificates entitled to at least 51% of the Voting Rights (which consent shall not be necessary in the case of litigation or other legal action by either to enforce or perform their respective rights or obligations under this Agreement or defend themselves hereunder), the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller and the Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account.

The Servicer (except the Trustee to the extent it has succeeded the Servicer as required hereunder) indemnifies and holds the Trustee, the Depositor and the Trust Fund harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor or the Trust Fund may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement.  The Servicer shall immediately notify the Trustee and the Depositor if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Depositor and/or the Trust Fund in respect of such claim.  The provisions of this paragraph shall survive the termination of this Agreement, the resignation or removal of the Trustee and the payment of the outstanding Certificates.  Any payment hereunder made by the Servicer to the Trustee shall be from the Servicer’s own funds, without reimbursement from the Trust Fund.

SECTION 6.04.

Limitation on Resignation of the Servicer.

The Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law or (ii) with the written consent of the Trustee and written confirmation from each Rating Agency (which confirmation shall be furnished to the Depositor and the Trustee) that such resignation will not cause such Rating Agency to reduce the then current rating of the Offered Certificates.  Any such determination pursuant to clause (i) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Servicer and delivered to the Trustee.  No resignation of the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

Except as expressly provided herein and in Section 3.18 and Section 3.28, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, nor delegate to or subcontract with, nor authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder.  The foregoing prohibition on assignment shall not prohibit the Servicer from designating a Sub-Servicer as payee of any indemnification amount payable to the Servicer hereunder; provided, however, that as provided in Section 3.06 hereof, no Sub-Servicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Sub-Servicer as an indemnitee under this Agreement.  If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor Servicer, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor Servicer.

SECTION 6.05.

Rights of the Depositor, the Seller and the Trustee in Respect of the Servicer.

The Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor, the Seller and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Servicer (and any such Sub-Servicer) in respect of the Servicer’s rights and obligations hereunder and access to officers of the Servicer (and those of any such Sub-Servicer) responsible for such obligations.  Upon request, the Servicer shall furnish to the Depositor, the Seller and the Trustee its (and any such Sub-Servicer’s) most recent financial statements and such other information relating to the Servicer’s capacity to perform its obligations under this Agreement that it possesses.  To the extent such information is not otherwise available to the public or is deemed confidential by the Servicer, the Depositor, the Seller and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Servicer’s (or any such Sub-Servicer’s) written consent, except as required pursuant to this Agreement or to the extent that it is necessary to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies, rating agencies or reinsurers or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Seller, the Trustee or the Trust Fund, and in either case, the Depositor, the Seller or the Trustee, as the case may be, shall each use its best efforts to assure the confidentiality of any such disseminated non-public information.  Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.  Nothing in this Section 6.05 shall require the Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.  The Servicer shall not be required to make copies of or ship documents to any party unless provisions have been made for the reimbursement of the costs thereof.

The Depositor may, but is not obligated to, enforce the obligations of the Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer under this Agreement or exercise the rights of the Servicer under this Agreement; provided that the Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee.  The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.

SECTION 6.06.

Duties of the Loan Performance Advisor.

The Loan Performance Advisor shall perform its obligations under the Loan Performance Advisor Agreement.

ARTICLE VII

DEFAULT

SECTION 7.01.

Servicer Events of Default.

(a)

“Servicer Event of Default,” means any one of the following events:

(i)

any failure by the Servicer to remit to the Trustee any payment or deposit  required pursuant to this Agreement (other than a P&I Advance required to be made from its own funds on any Servicer Remittance Date pursuant to Section 4.03) that continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or the Trustee (in which case notice shall be provided by telecopy), or to the Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(ii)

any failure on the part of the Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer contained this Agreement which continues unremedied for a period of 45 days after the earlier of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or the Trustee, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights and (y) actual knowledge of such failure by a Servicing Officer of the Servicer; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and if such proceeding is being contested by the Servicer in good faith, such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or results in the entry of an order for relief or any such adjudication or appointment; or

(iv)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

(v)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

any failure by the Servicer of the Servicer Termination Test; or

(vii)

any failure of the Servicer to make or cause an Advancing Person to make any P&I Advance on the Servicer Remittance Date required to be made from its own funds pursuant to Section 4.03 which continues unremedied until the close of business New York time on the Business Day one day after the date upon which written notice of such failure, requiring the same to be remedied, has been given to the Servicer by the Depositor or the Trustee (in which case notice shall be provided by telecopy).

If a Servicer Event of Default described in clauses (i) through (vi) of this Section shall occur, then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Servicer in its capacity as the Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof.  If a Servicer Event of Default described in clause (vii) hereof shall occur, the Trustee shall, by notice in writing to the Servicer, the Seller, the Depositor and the Trustee, terminate all of the rights and obligations of the Servicer in its capacity as the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

(b)

[Reserved].

(c)

On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Servicer agrees, at its sole cost and expense, promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Servicer’s functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Servicer’s responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trustee for administration by it of all cash amounts which at the time shall be or should have been credited by the Servicer to the Collection Account held by or on behalf of the Servicer, or any REO Account or Servicing Account held by or on behalf of the Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property.  For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of a Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee’s Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Event of Default is received by the Trustee and such notice references the Certificates, any of the Trust REMICs or this Agreement.

The Trustee shall be entitled to be reimbursed by the defaulting Servicer (or by the Trust Fund if such Servicer is unable to fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from the predecessor Servicer (or if the predecessor Servicer is the Trustee, from the Servicer immediately preceding the Trustee), including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any Late Collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating such Servicer’s rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which such Servicer would have been entitled pursuant to Section 3.11, and any other amounts payable to such Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder in accordance with Section 3.11 and in the time period specified in Section 3.11.  The Servicer shall continue to be entitled to the benefits of Section 6.03, notwithstanding any termination hereunder with respect to events occurring prior to such termination.

SECTION 7.02.

Trustee to Act; Appointment of Successor.

On and after the date on which the Servicer receives a notice of termination pursuant to Section 7.01, subject to the terms of this Section 7.02, the Trustee shall be the successor in all respects to the Servicer in its capacity as the Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer  (except for any representations or warranties of the Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(b) and its obligation to deposit amounts in respect of losses pursuant to Section 3.12) by the terms and provisions hereof including, without limitation, the Servicer’s obligations to make P&I Advances pursuant to Section 4.03; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding Delinquent Mortgage Loans, then the Trustee shall not be obligated to make P&I Advances pursuant to Section 4.03; and provided further, that any failure to perform such duties or responsibilities caused by the Servicer’s failure to provide information required by Section 7.01 shall not be considered a default by the Trustee as successor to the Servicer hereunder; provided, however, it is understood and acknowledged by the parties that there will be a period of transition (not to exceed 90 days from the date on which the Servicer receives such notice of termination) before the servicing transfer is fully effected, during which time the terminated Servicer shall continue all servicing (other than making any required P&I Advance, which the Trustee shall be required to do, subject to the limitations of this sentence) of the Mortgage Loans.  Notwithstanding the above, subject to the other provisions of this Section 7.02, the Trustee shall, if it is unable to so act or if it is prohibited by law from making advances regarding Delinquent Mortgage Loans, or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint or petition a court of competent jurisdiction to appoint a successor Servicer meeting the requirements described below.

As compensation therefor, the Trustee shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans to which the Servicer would have been entitled if it had continued to act hereunder (other than amounts which were due or would become due to the Servicer prior to its termination or resignation).  Notwithstanding anything herein to the contrary, in no event shall the Trustee be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

Any successor Servicer appointed under this Agreement must (i) be an established mortgage loan servicing institution that is a Fannie Mae and Freddie Mac approved seller/servicer, (ii) be approved by each Rating Agency by a written confirmation from each Rating Agency that the appointment of such successor Servicer would not result in the reduction or withdrawal of the then current ratings of any outstanding Class of Certificates, (iii) have a net worth of not less than $15,000,000 and (iv) assume all the responsibilities, duties or liabilities of the Servicer (other than liabilities of the Servicer hereunder incurred prior to termination of the Servicer under Section 7.01 herein) under this Agreement as if originally named as a party to this Agreement.  No appointment of a successor to the Servicer under this Agreement shall be effective until the assumption by the successor of all of the Servicer’s responsibilities, duties and liabilities (other than liabilities of the Servicer hereunder incurred prior to termination of the Servicer under Section 7.01 herein) hereunder.

In connection with such appointment and assumption of a successor Servicer as described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer as such hereunder.  The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  Pending appointment of a successor to the defaulting Servicer under this Agreement, the Trustee shall act in such capacity as herein provided.

Upon removal or resignation of the Servicer, the Trustee, with the cooperation of the Depositor, (x) shall use commercially reasonable efforts to solicit bids for a successor Servicer as described below and (y) pending the appointment of a successor Servicer as a result of soliciting such bids, shall serve as Servicer of the Mortgage Loans serviced by such predecessor Servicer.  The Trustee may solicit bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above (including the Trustee or any affiliate thereof).  Such successor Servicer shall be entitled to the servicing compensation agreed upon between the Trustee, the successor Servicer and the Depositor; provided, however, that no such fee shall exceed the Servicing Fee.  The Trustee upon receipt of the purchase price shall pay such purchase price to the Servicer being so removed, after deducting from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any sale, transfer and assignment of the servicing rights and responsibilities reasonably incurred hereunder.  After such deductions, the remainder of such sum shall be paid by the Trustee to the defaulting Servicer at the time of such sale.

SECTION 7.03.

Notification to Certificateholders.

(a)

Upon any termination of the Servicer pursuant to Section 7.01 above or any appointment of a successor to the Servicer pursuant to Section 7.02 above, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

(b)

Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Default or five days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Servicer Event of Default shall have been cured or waived.

SECTION 7.04.

Waiver of Servicer Events of Default.

The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Servicer Event of Default hereunder may waive such default or Servicer Event of Default; provided, however, that a default or Servicer Event of Default under clause (i) or (vii) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates.  Upon any such waiver of a default or Servicer Event of Default, such default or Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.  No such waiver shall extend to any subsequent or other default or Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

CONCERNING THE TRUSTEE

SECTION 8.01.

Duties of Trustee.

The Trustee, prior to the occurrence of a Servicer Event of Default and after the curing of all Servicer Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  During a Servicer Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.  Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.  If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, it will provide notice thereof to the Certificateholders.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

(i)

Prior to the occurrence of a Servicer Event of Default, and after the curing of all such Servicer Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it that conform to the requirements of this Agreement;

(ii)

The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii)

The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

SECTION 8.02.

Certain Matters Affecting the Trustee.

(a)

Except as otherwise provided in Section 8.01:

(i)

The Trustee may request and rely conclusively upon and shall be fully protected in acting or refraining from acting upon any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)

The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to it security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv)

The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

Prior to the occurrence of a Servicer Event of Default hereunder and after the curing of all Servicer Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

(vi)

The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents custodians, nominees or attorneys and shall not be responsible for any willful misconduct or negligence of such agents, custodians, nominees or attorneys (as long as such agents, custodians, nominees or attorneys are appointed with due and proper care);

(vii)

The Trustee shall not be personally liable for any loss resulting from the investment of funds held in the Collection Account at the direction of the Servicer pursuant to Section 3.12; and

(viii)

Except as otherwise expressly provided herein, none of the provisions of this Agreement shall require the Trustee to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of its performance in accordance with the provisions of this Agreement).

(b)

All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 8.03.

Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Certificate Registrar on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 8.13) shall be taken as the statements of the Depositor and the Trustee does not assume any responsibility for their correctness.  The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.13) or of the Certificates (other than the signature of the Trustee and authentication of the Certificate Registrar on the Certificates) or of any Mortgage Loan or related document.  The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer.

SECTION 8.04.

Trustee May Own Certificates.

The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

SECTION 8.05.

Fees and Expenses of the Trustee.

(a)

As compensation for its duties hereunder, the Trustee shall withdraw from the Distribution Account on each Distribution Date all investment income and gains (net of losses) on amounts on deposit in the Distribution Account.  Subject to Section 8.05(b), the Trustee, or any director, officer, employee or agent of it, shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (including any unreimbursed fees or expenses for work relating to an appointment of a successor Servicer under Section 7.02 herein, but not including expenses, disbursements and advances incurred or made by the Trustee, including the reasonable compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of its performance in accordance with the provisions of this Agreement) incurred by the Trustee (i) in connection with any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (a) resulting from the Servicer’s actions or omissions in connection with this Agreement and the Mortgage Loans, (b) that constitutes a specific liability of the Trustee pursuant to Section 10.01(c) or (c) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or as a result of a breach of the its obligations under Article X hereof, or (ii) resulting from any error in any tax or information returns prepared by the Servicer, including but not limited to, costs incurred with respect to any audit.  Any amounts payable to the Trustee, or any director, officer, employee or agent of the Trustee, in respect of the indemnification provided by this paragraph (a), or pursuant to any other right of reimbursement from the Trust Fund that the Trustee, or any director, officer, employee or agent of the Trustee, may have hereunder in its capacity as such, may be withdrawn by the Trustee from the Distribution Account at any time.  Such indemnity shall survive the termination of this Agreement and the resignation of the Trustee.

(b)

As a limitation on the foregoing with respect to certain expenses of the Trustee in its capacity as Trustee (except as to any costs, damages or expenses incurred by the Trustee in connection with “high-cost” home loans or any predatory or abusive lending laws, which amounts shall not be subject to any such limitations), the Trustee shall receive from the Trust Fund amounts with respect to indemnification for reasonable counsel fees and expenses (collectively, “Legal Fees”) in connection with any third-party litigation or other claims alleging violations of laws or regulations relating to consumer lending and/or servicing of the Trust Fund (collectively, “Third Party Claims”) in an amount not greater than $25,000 per month, and $600,000 in the aggregate (with amounts in excess of $25,000 for any month carried-forward to subsequent months, until the $600,000 aggregate maximum is reached).  The amounts, if any, described in the preceding sentence, shall be paid on each Distribution Date in accordance with the priorities set forth in Section 4.01(a)(3)(xliii) hereof to the extent of the Available Distribution Amount.  The Trustee shall not have any obligation to incur additional expenses for which reimbursement is limited pursuant to this paragraph in excess of the aggregate limit set forth above unless it has received reasonable security or indemnity for such additional expenses.  The Certificateholders shall hold the Trustee harmless for any consequences to such Certificateholders resulting from any failure of the Trustee to incur any such additional expenses in excess of the aforementioned aggregate limit.

(c)

The Depositor shall pay any annual rating agency fees of S&P, Moody’s and Fitch for ongoing surveillance from its own funds without right of reimbursement.

(d)

The Trustee shall deliver to the Depositor and each Holder of a Non-Offered Certificate a report detailing all payments from the Trust Fund made with respect to Legal Fees on account of Third-Party Claims.  The report shall be delivered monthly, promptly following any month in which such payments were made.

SECTION 8.06.

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be a corporation or an association (other than the Depositor, the Seller, the Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority.  If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

SECTION 8.07.

Resignation and Removal of the Trustee.

The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Servicer and the Certificateholders.  Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee.  The Depositor shall deliver a copy of such instrument to the Certificateholders and the Servicer.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor.  The Depositor shall deliver a copy of such instrument to the Certificateholders and the Servicer.

The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.  The Depositor shall deliver a copy of such instrument to the Certificateholders and the Servicer.

Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor as provided in Section 8.08.

SECTION 8.08.

Successor Trustee.

Any successor appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor shall become effective and such successor, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to its successor all Mortgage Files and related documents and statements, as well as all moneys, held by it hereunder (other than any Mortgage Files at the time held by a Custodian, if any, which Custodian shall become the agent of any successor trustee hereunder), and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.06 and the appointment of such successor shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor, the successor shall cause such notice to be mailed at the expense of the Depositor.

SECTION 8.09.

Merger or Consolidation of Trustee.

Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 8.10.

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee, acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable.  If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case a Servicer Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof. Any reasonable and necessary expense of the Trustee related to the appointment of a co-trustee or a separate trustee for the limited purpose of performing the Trustee’s duties pursuant to this Section 8.10 shall be reimbursable from the Trust Fund.

In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the defaulting Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 8.11.

Appointment of Custodians.

The Trustee may, at the direction of the Depositor and with the consent of the Servicer (which consent shall not be unreasonably withheld), appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into one or more Custodial Agreements.  The appointment of any Custodian may at any time be terminated and a substitute Custodian shall be appointed upon the reasonable request of the Servicer to the Trustee, the consent to which shall not be unreasonably withheld.  All fees and expenses of the Custodian shall be paid in accordance with the related Custodial Agreement.  The Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders having an interest in any Mortgage File held by such Custodian.  Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.  In no event shall the appointment of any Custodian pursuant to a Custodial Agreement diminish the obligations of the Trustee hereunder.

SECTION 8.12.

Appointment of Office or Agency.

The Trustee designates its office at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107, Attention: Corporate Trust – Structured Finance ABSC 2005-HE7, as the location at which the Certificates may be surrendered for registration of transfer or exchange and presented for final distribution.  The Trustee designates its offices at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107, Attention: Corporate Trust – Structured Finance ABSC 2005-HE7, as the location at which notices and demands to or upon the Trustee in respect of the Certificates may be served and will notify the Certificateholders of any change in the location of such office or agency.

SECTION 8.13.

Representations and Warranties of the Trustee.

The Trustee hereby represents and warrants to the Servicer and the Depositor, as of the Closing Date, that:

(i)

It is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

(ii)

The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its charter or articles of association or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

(iii)

It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(iv)

This Agreement, assuming due authorization, execution and delivery by the other parties, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

ARTICLE IX

TERMINATION

SECTION 9.01.

Termination Upon Repurchase or Liquidation of All Mortgage Loans.

(a)

Subject to Section 9.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Servicer and the Trustee (other than the obligations of the Servicer to the Trustee pursuant to Section 6.03 and of the Servicer to provide for and the Trustee to make payments in respect of the Regular Interests issued hereby or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Servicer of all Mortgage Loans and each REO Property remaining in the Trust Fund, (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund and (iii) the Distribution Date in July 2038; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.  The purchase by the Servicer of all of the Mortgage Loans and each REO Property remaining in the Trust Fund shall be at a price (the “Termination Price”) equal to the sum of (1) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus one month’s accrued interest thereon at the applicable Mortgage Rate, (2) with respect to any REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate and (3) any unreimbursed P&I Advances, Servicing Advances, Servicing Fees and other amounts payable to the Servicer and the Trustee.

(b)

The Servicer shall have the right to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Servicer may elect to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) above only if the Aggregate Principal Balance remaining in the Trust Fund at the time of such election is less than 10% of the Aggregate Principal Balance as of the Cut-off Date.  By acceptance of the Residual Certificates, the Holders of the Residual Certificates agree, in connection with any termination hereunder, to assign and transfer any amounts in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class X Certificates.

(c)

Notice of the liquidation of the Trust Fund shall be given promptly by the Trustee by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Servicer, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment in respect of the Regular Interests issued hereby and the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of any Regular Interests issued hereby or the Certificates from and after the Interest Accrual Period relating to the Final Distribution Date and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee.  The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders.  In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in the Trust Fund by the Servicer, the Servicer shall deliver to the Trustee for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described Termination Price for the Mortgage Loans purchased by the Servicer.  The Trustee shall remit to the Servicer from such funds deposited in the Distribution Account (i) any amounts which the Servicer would be permitted to withdraw and retain from the Collection Account pursuant to Section 3.11 and (ii) any other amounts otherwise payable by the Trustee to the Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to Section 10.01(d) below.  Upon delivery of the Termination Price, the Trustee shall promptly release or cause to be released to the Servicer the related Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

(d)

Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section 4.01 in respect of the Certificates so presented and surrendered.  Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non-tendering Holder or Holders.  If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto.  If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to remaining related non-tendering Certificateholders concerning surrender of their Certificates.  The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds.  If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease.  No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

SECTION 9.02.

Additional Termination Requirements.

(a)

In the event that the Servicer purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund pursuant to Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

(i)

The Trustee shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return of each REMIC formed hereby pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel delivered to the Trustee and the Depositor and obtained at the expense of the Servicer;

(ii)

During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash; and

(iii)

At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

(b)

The Servicer (if the Trust Fund is terminated pursuant to Section 9.01(a)(i)) or the Trustee, as applicable, at the applicable party’s expense, shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each REMIC executed hereunder pursuant to this Section 9.02.

(c)

By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each REMIC executed hereunder, which authorization shall be binding upon all successor Certificateholders.

ARTICLE X

REMIC PROVISIONS

SECTION 10.01.

REMIC Administration.

(a)

The Trustee shall elect to treat each REMIC created hereunder as a REMIC under the Code and, if necessary, under applicable state law.  Each such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  For the purposes of the REMIC election in respect of REMIC I, the REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the R-I interest shall be designated as the Residual Interest in REMIC I.  The Certificates (other than the Residual Certificates) shall be designated as the Regular Interests in REMIC II and the R-II interest shall be designated as the Residual Interest in REMIC II.  The Trustee shall not permit the creation of any “interests” in any REMIC created hereunder (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests and the interests represented by the Certificates.

(b)

The Closing Date is hereby designated as the “Startup Day” of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code.

(c)

The Trustee shall pay out of funds on deposit in the Distribution Account, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to any REMIC created hereunder that involve the Internal Revenue Service or state tax authorities) unless such expenses, professional fees or any administrative or judicial proceedings are incurred by reason of the Trustee’s willful misfeasance, bad faith or negligence.  The Trustee, as agent for the tax matters person for each REMIC formed hereby, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any REMIC created hereunder and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and will be entitled to reimbursement from the Trust Fund for any expenses incurred by the Trustee in connection therewith unless such administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority is incurred by reason of the Trustee’s willful misfeasance, bad faith or negligence.  The holder of the largest Percentage Interest of each Class of Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the related REMIC created hereunder.  By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

(d)

The Trustee shall prepare, sign and file in a timely manner all of the Tax Returns in respect of each REMIC created hereunder.  The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement for such expenses.  The Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the assets of the Trust Fund as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article.

(e)

The Trustee shall perform on behalf of each REMIC created hereunder all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.  The Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of the Trust Fund, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection.  In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

(f)

The Trustee shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Servicer shall assist the Trustee, to the extent reasonably requested by the Trustee to do specific actions in order to assist in the maintenance of such status).  The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to any REMIC created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that the Servicer may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel.  In addition, prior to taking any action with respect to any REMIC created hereunder or the respective assets of each, or causing any REMIC created hereunder to take any action, which is not contemplated under the terms of this Agreement, the Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and the Servicer shall not take any such action or cause any REMIC created hereunder to take such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur; provided that the Servicer may conclusively rely on such writing and shall incur no liability for its action or failure to act in accordance with such writing.  The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee.  At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of each REMIC created hereunder will consist of “qualified mortgages” as defined in Section 860G(a)(3) of the Code and “permitted investments” as defined in Section 860G(a)(5) of the Code.

(g)

In the event that any tax is imposed on “prohibited transactions” of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Servicer of any of its obligations under Article III or this Article X, or otherwise (iii) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

(h)

On or before April 15th of each calendar year (other than the calendar year during which the Closing Date occurs), the Trustee shall deliver to the Servicer and each Rating Agency an Officer’s Certificate from a Responsible Officer of the Trustee stating, without regard to any actions taken by any party other than the Trustee, the Trustee’s compliance with this Article X.

(i)

The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

(j)

Following the Startup Day, the Trustee shall not accept any contributions of assets to any REMIC created hereunder other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(k)

Neither the Trustee nor the Servicer shall enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

(l)

The Trustee shall treat the Net WAC Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class X Certificateholders and that is not an asset of any REMIC.  The Trustee shall treat the beneficial owners of Certificates (other than the Class P, Class X and Class R Certificates) as having entered into a notional principal contract with respect to the beneficial owners of the Class X Certificates.  Pursuant to each such notional principal contract, all beneficial owners of the Class X Certificates shall be treated as having agreed to pay Net WAC Rate Carryover Amounts to the  beneficial owners of the Certificates (other than the Class X, Class P and Class R Certificates)  Any payments on the Certificates in light of the foregoing shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  Thus, each Certificate (other than the Class P, Class X and Class R Certificates) shall be treated as representing ownership of not only Regular Interests in the Master REMIC, but also ownership of an interest in a notional principal contract.  For purposes of determining the issue price of the Regular Interests in the Master REMIC, the Trustee shall assume that the notional principal contract has a value of $10,000 as of the Closing Date in favor of the Certificates (other than the Class X, Class P and Class R Certificates) and shall allocate such value proportionately to each such Class of Certificates based on such Class’s initial Certificate Principal Balance.

(m)

The Trustee shall apply for an Employee Identification Number from the IRS via a Form SS-4 or any other applicable method for all tax entities and will also file a Form 8811.

SECTION 10.02.

Prohibited Transactions and Activities.

None of the Depositor, the Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for any REMIC created hereunder (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to any REMIC created hereunder after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any of any REMIC Regular Interest created hereunder as a REMIC or (b) cause any REMIC Regular Interest created hereunder to be subject to a tax on “prohibited transactions” or “contributions” pursuant to the REMIC Provisions.

SECTION 10.03.

Servicer and Trustee Indemnification.

(a)

The Trustee agrees to indemnify, severally and not jointly, the Trust Fund, the Depositor and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Servicer, as a result of a breach of its respective covenants set forth in this Article X.

(b)

The Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys’ fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Servicer’s covenants set forth in Article III or this Article X.

ARTICLE XI

MISCELLANEOUS PROVISIONS

SECTION 11.01.

Amendment.

This Agreement may be amended from time to time by the Depositor, the Seller, the Servicer and the Trustee, but without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), (iii) to modify, eliminate or add any of its provisions to maintain the Trust as Qualifying SPE, (iv) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided that no such action shall, as evidenced by either (i) an Opinion of Counsel delivered to the Trustee or (ii) delivery to the Trustee of a letter from each Rating Agency confirming the then current ratings of the LIBOR Certificates, adversely affect in any material respect the interests of any Certificateholder, or (v) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any federal income tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee, the Depositor, the Seller and the Servicer have received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such federal income tax and (B) such action will not adversely affect the status of the Trust Fund as a REMIC or adversely affect in any material respect the interest of any Certificateholder.  No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

This Agreement may also be amended from time to time by the Depositor, the Seller, the Servicer, the Trustee and the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding.  Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor, the Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

Notwithstanding any contrary provision of this Agreement, the Trustee shall be entitled to receive an Opinion of Counsel to the effect that such amendment will not result in the imposition of any federal income tax on any REMIC created hereunder pursuant to the REMIC Provisions or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder.

It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

The cost of any Opinion of Counsel to be delivered pursuant to this Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

SECTION 11.02.

Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Certificateholders, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

SECTION 11.03.

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Except as expressly provided for herein, no Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless (i) such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and (ii) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.  It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 11.04.

Governing Law.

This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 11.05.

Notices.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or facsimile transmission or delivered in any other manner specified herein, to (a) in the case of the Depositor, Eleven Madison Avenue, New York, New York 10010, telecopy number: (212) 325-6424, or such other address or telecopy number as may hereafter be furnished to the Servicer and the Trustee in writing by the Depositor, (b) in the case of the Seller, Eleven Madison Avenue, New York, New York 10010, telecopy number: (212) 325-6424, or such other address or telecopy number as may hereafter be furnished to the Servicer and the Trustee in writing by the Seller, (c) in the case of the Loan Performance Advisor, MortgageRamp Inc., 7000 Central Parkway, Suite 800, Atlanta, Georgia 30328, Attention: Ken Beyer, Facsimile: (770) 394-6068, or such other address as may be hereafter furnished to the Depositor, the Servicer and the Trustee; (d) in the case of the Originator or the Servicer, Centex Home Equity Company, LLC, 2728 North Harwood Street, Dallas, Texas 75201, facsimile number (214) 758-7868, or such other address or telecopy number as may hereafter be furnished to the Trustee, the Loan Performance Advisor and the Depositor in writing by the Servicer, (e) in the case of the Trustee, U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107, Attention: Corporate Trust – Structured Finance, ABSC 2005-HE7, telecopy number: (651) 495-8090, or such other address or telecopy number as may hereafter be furnished to the Servicer, the Loan Performance Advisor and the Depositor in writing by the Trustee and (f) in the case of U.S. Bank National Association, in the capacity of custodian, U.S. Bank National Association, Document Collateral Servicers, 1133 Rankin Street, St. Paul, Minnesota 55116.  Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.  A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

SECTION 11.06.

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 11.07.

Notice to Rating Agencies.

The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

(1)

With respect to the Rating Agencies, any amendment to this Agreement;

(2)

The occurrence of a Servicer Event of Default that has not been cured or waived;

(3)

The resignation or termination of the Servicer or the Trustee;

(4)

The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

(5)

The final payment to the Holders of any Class of Certificates;

(6)

Any change in the location of the Collection Account or the Distribution Account;

(7)

The Trustee, were it to succeed as the Servicer, is unable to make advances regarding Delinquent Mortgage Loans; and

(8)

The filing of any claim under the Servicer’s blanket bond and errors and omissions insurance policy required by Section 3.14 or the cancellation or material modification of coverage under any such instrument.

In addition, the Trustee shall make available to each Rating Agency copies of each report to Certificateholders described in Section 4.02 and the Servicer, as required pursuant to Section 3.20 and Section 3.21, shall make available to each Rating Agency copies of the following:

(1)

Each annual statement as to compliance described in Section 3.20; and

(2)

Each annual independent public accountants’ servicing report described in Section 3.21.

Any such notice pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by facsimile transmission or express delivery service to Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Fitch Ratings, One State Street Plaza, New York, NY 10004, Attention: Asset Backed Securities Corporation Home Equity Loan Trust 2005-HE5, and to Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. at 55 Water Street, 41st Floor, New York, NY 10041, Attention: Structured Finance Surveillance Group, Credit Suisse First Boston International, One Cabot Square, London E14 4QJ, England, Attention: Head of Credit Risk Management or such other addresses as the Rating Agencies or the Cap Counterparty may designate in writing to the parties hereto.

SECTION 11.08.

Article and Section References.

All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

SECTION 11.09.

[Reserved].

SECTION 11.10.

Grant of Security Interest.

It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans by the Depositor to secure a debt or other obligation of the Depositor.  However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor’s obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.  Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence.  Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee.

SECTION 11.11.

Protection of Assets.

Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust is not authorized and has no power to:

(1)

borrow money or issue debt;

(2)

merge with another entity, reorganize, liquidate or sell assets; or

(3)

engage in any business or activities.

Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition or initiate any other form of insolvency proceeding against the Trust Fund until after the Certificates have been paid in full.

SECTION 11.12.

Non-Solicitation.

From and after the date of this Agreement, each of the Depositor, the Seller, the Servicer and the Trustee agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on any such party’s behalf, to personally, by telephone, by mail, or electronically by e-mail or through the internet or otherwise, to solicit any Mortgagor in any manner whatsoever, including but not limited to, soliciting a Mortgagor to prepay or refinance a Mortgage Loan; provided, however, that the Trustee shall not be held responsible for actions of the Custodian in violation of the foregoing.  Furthermore, neither the Depositor, the Seller, the Servicer and the Trustee nor any of their affiliates shall directly or indirectly provide information to any third-party for purposes of soliciting the Mortgagors related to the Mortgage Loans.  It is understood that promotions undertaken by the Seller, Trustee or any of either of their affiliates which are directed to the general public at large, including, without limitation, mass mailings based on mailing lists, newspaper, radio and television advertisements and not specifically directed to the mortgagors related to the Mortgage Loans shall not constitute a breach of this Section.  From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of their agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer’s behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, that the Servicer may solicit any mortgagor for whom the Servicer has received a request for verification of mortgage, a request for demand for payoff, a Mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the Mortgagor initiates a title search, provided further, it is understood and agreed that promotions undertaken by the Servicer or any of its affiliates which (i) concern optional insurance products or other additional projects or (ii) are directed to the general public at large, including, without limitation, mass mailings based on mailing lists, newspaper, radio and television advertisements shall not constitute solicitation nor is  the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.  Notwithstanding the foregoing, the following solicitations, if undertaken by the Servicer or any affiliate of the Servicer, shall not be prohibited: (i) solicitations that are directed to the general public at large, including, without limitation, mass mailings based on mailing lists and newspaper, radio, television and other mass media advertisements and (ii) borrower messages included on, and statement inserts provided with, the monthly statements sent to Mortgagors; provided, however, that similar messages and inserts are sent to the borrowers of other mortgage loans serviced by the Servicer.

IN WITNESS WHEREOF, the Depositor, the Seller, the Servicer, the Loan Performance Advisor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

ASSET BACKED SECURITIES CORPORATION,

as Depositor

By:___________________

Name:

Title:

DLJ MORTGAGE CAPITAL, INC.,

as Seller

By: ___________________

Name:

Title:

CENTEX HOME EQUITY COMPANY, LLC

as Servicer

By: ___________________

Name:

Title:

MORTGAGERAMP, INC

as Loan Performance Advisor

By: ___________________

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: ___________________

Name:

Title:

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

On the __th day of July 2005, before me, a notary public in and for said State, personally appeared _________________, known to me to be a _________________ of Asset Backed Securities Corporation, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____________________

Notary Public

[Notarial Seal]

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

On the __th day of July 2005, before me, a notary public in and for said State, personally appeared _________________, known to me to be a _________________ of DLJ Mortgage Capital, Inc., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

______________________

Notary Public

[Notarial Seal]

STATE OF VIRGINIA

)

) ss.:

COUNTY OF HENRICO

)

On the __th day of July 2005, before me, a notary public in and for said State, personally appeared _________________, known to me to be the _________________ of MortgageRamp, Inc., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

______________________

Notary Public

[Notarial Seal]

STATE OF TEXAS

)

) ss.:

COUNTY OF DALLAS

)

On the __th day of July 2005, before me, a notary public in and for said State, personally appeared _______________, known to me to be the ________________ of Centex Home Equity Company, LLC, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

______________________

Notary Public

[Notarial Seal]

STATE OF MINNESOTA

)

) ss.:

COUNTY OF

RAMSEY

)

On the __th day of July 2005, before me, a notary public in and for said State, personally appeared _________________, known to me to be a _________________ of U.S. Bank National Association, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

______________________

Notary Public

[Notarial Seal]

[A1] [A2] [A3]

EXHIBIT A-1

FORM OF CLASS [A1] [A2] [A3] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

Series 2005-HE7, Class A_

Aggregate Certificate Principal Balance of the Class A_ Certificates as of the Issue Date:	$_____________
Pass-Through Rate:	Floating
Date of Pooling and Servicing Agreement:	July 1, 2005
Denomination:	$____________
First Distribution Date:	July 25, 2005
Servicer:	Centex Home Equity Company, LLC
Trustee:	U.S. Bank National Association
Issue Date:	July 29, 2005
No. ____	CUSIP: ____________

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class [A1] [A2] [A3] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class [A1] [A2] [A3] Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicer, the Loan Performance Advisor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [A1] [A2] [A3] Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus _____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus _____% per annum, in the case of any Distribution Date thereafter, and (ii) the related Net WAC Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicer, the Loan Performance Advisor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Cap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Seller, the Trustee, and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans and (iii) the Distribution Date in July 2038; provided, however, that in no event will the trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of a certain person named in the Agreement.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July __, 2005

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Classes of Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

[M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9]

EXHIBIT A-2

FORM OF CLASS [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A1, CLASS A1A, CLASS A2, CLASS A2A, [CLASS M1], [CLASS M2], [CLASS M3], [CLASS M4], [CLASS M5], [CLASS M6], [CLASS M7], [CLASS M8] AND [CLASS M9] CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

PURSUANT TO SECTION 5.02(c) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”), AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Series 2005-HE7, Class [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9]

Aggregate Certificate Principal Balance of the Class [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] Certificates as of the Issue Date:	$_____________
Pass-Through Rate:	Floating
Date of Pooling and Servicing Agreement:	July 1, 2005
Denomination:	$____________
First Distribution Date:	July 25, 2005
Servicer:	Centex Home Equity Company, LLC
Trustee:	U.S. Bank National Association
Issue Date:	July 29, 2005
No. ____	CUSIP: ____________

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicer, and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus _____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus _____% per annum, in the case of any Distribution Date thereafter, and (ii) the related Net WAC Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicer, the Loan Performance Advisor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Cap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Seller, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Seller, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans and (iii) the Distribution Date in July 2038; provided, however, that in no event will the trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of a certain person named in the Agreement.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July __, 2005

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Classes of Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT A-3

[RESERVED]

EXHIBIT A-4

[RESERVED]

EXHIBIT A-5

FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES AND THE MEZZANINE CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

PURSUANT TO SECTION 5.02(c) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE.

Series 2005-HE7, Class X

Aggregate Percentage Interest of the Class X Certificates as of the Issue Date:	______%
Pass-Through Rate:	Variable
Date of Pooling and Servicing Agreement:	July 1, 2005
Denomination:	$____________
First Distribution Date:	July 25, 2005
Servicer:	Centex Home Equity Company, LLC
Trustee:	U.S. Bank National Association
Issue Date:	July 29, 2005
No. ____	CUSIP: ____________

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ________________ is the registered owner of a Percentage Interest in that certain beneficial ownership interest evidenced by all the Class X Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicer, and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class X Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicer, the Loan Performance Advisor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Cap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based.  None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Seller, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Seller, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans and (iii) the Distribution Date in July 2038; provided, however, that in no event will the trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of a certain person named in the Agreement.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July __, 2005

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Classes of Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT A-6

FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

PURSUANT TO SECTION 5.02(c) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Series 2005-HE7, Class P

Aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date:	$100.00
Date of Pooling and Servicing Agreement:	July 1, 2005
Denomination:	$____________
First Distribution Date:	July 25, 2005
Servicer:	Centex Home Equity Company, LLC
Trustee:	U.S. Bank National Association
Issue Date:	July 29, 2005
No. ____	CUSIP: ____________

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class P Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicer, and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicer, the Loan Performance Advisor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Cap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based.  None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Seller, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Seller, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans and (iii) the Distribution Date in July 2038; provided, however, that in no event will the trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of a certain person named in the Agreement.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July __, 2005

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class P Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT A-7

[RESERVED]

EXHIBIT A-8

[RESERVED]

EXHIBIT A-9

[RESERVED]

EXHIBIT A-10

FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

PURSUANT TO SECTION 5.02(c) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A “DISQUALIFIED ORGANIZATION”) OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE AGREEMENT.  ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

Series 2005-HE7, Class R

Aggregate Percentage Interest of the Class R Certificates as of the Issue Date:	100.00%
Date of Pooling and Servicing Agreement:	July 1, 2005
Percentage Interest of this Class R Certificate:	100.00%
First Distribution Date:	July 25, 2005
Servicer:	Centex Home Equity Company, LLC
Trustee:	U.S. Bank National Association
Issue Date:	July 29, 2005
No. ____	CUSIP: ____________

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicer, and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicer, the Loan Performance Advisor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Cap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based.  Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a pro rata share of the net income of the Trust Fund and that such income may be an “excess inclusion,” as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates.  Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Seller, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Seller, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans and (iii) the Distribution Date in July 2038; provided, however, that in no event will the trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of a certain person named in the Agreement.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: June __, 2005

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Classes of Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT B

[RESERVED]

EXHIBIT C-1

FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

_______________, 2005

Asset Backed Securities Corporation

Eleven Madison Avenue, 4th Floor

New York, New York  10010

DLJ Mortgage Capital, Inc.

Eleven Madison Avenue, 4th Floor

New York, New York  10010

Centex Home Equity Company, LLC

2728 North Harwood Street

Dallas, Texas 75201

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55105

Attention: Corporate Trust Services – ABSC 2005-HE7

Re:

Pooling and Servicing Agreement, dated as of July 1, 2005 (“Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, DLJ Mortgage Capital, Inc., Centex Home Equity Company, LLC, MortgageRamp, Inc. and U.S. Bank National Association (the “Trustee”).

Ladies and Gentlemen:

In accordance with the provisions of the above-referenced Pooling and Servicing Agreement, the undersigned, as the Trustee, hereby certifies that as to each Mortgage Loan described in the Mortgage Loan Schedule attached as Exhibit 5 to the Pooling and Servicing Agreement and a copy of which is attached hereto, it has reviewed the Custodial File and has determined that (i) all documents listed in Section 2 of the Pooling and Servicing Agreement, to the extent applicable, are in its possession (subject to any exceptions listed herein), (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) each Mortgage Note has been endorsed as provided in the Pooling and Servicing Agreement, (iv) each Custodial File includes an Assignment of Mortgage in blank as provided in the Pooling and Servicing Agreement and (v) based on its examination, the foregoing documents on their face satisfy the requirements set forth in Section 2 of the Pooling and Servicing Agreement Agreement. The Trustee makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

The Trustee will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at 60 Livingston Avenue, St. Paul, Minnesota 55105.

All terms used herein shall have the meanings ascribed to them in the above-referenced  Pooling and Servicing Agreement Agreement.

U.S. BANK NATIONAL ASSOCIATION

as Trustee

By: ____________________________

Name:

Title:

EXHIBIT C-2

TRUST RECEIPT AND FINAL CERTIFICATION

_______________, 2005

Asset Backed Securities Corporation

Eleven Madison Avenue, 4th Floor

New York, New York  10010

DLJ Mortgage Capital, Inc.

Eleven Madison Avenue, 4th Floor

New York, New York  10010

Centex Home Equity Company, LLC

2728 North Harwood Street

Dallas, Texas 75201

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55105

Attention: Corporate Trust Services – ABSC 2005-HE7

Re:

Pooling and Servicing Agreement, dated as of July 1, 2005 (“Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, DLJ Mortgage Capital, Inc., Centex Home Equity Company, LLC, MortgageRamp, Inc. and U.S. Bank National Association (the “Trustee”).

Ladies and Gentlemen:

In accordance with the provisions of the above-referenced Pooling and Servicing Agreement, the undersigned, as the Trustee, hereby certifies that as to each Mortgage Loan described in the Mortgage Loan Schedule attached as Exhibit 5 to the Pooling and Servicing Agreement and a copy of which is attached hereto, it has reviewed the Custodial File and has determined that (i) all documents listed in Section 2 of the Pooling and Servicing Agreement, to the extent applicable, are in its possession (subject to any exceptions listed herein), (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) each Mortgage Note has been endorsed as provided in the Pooling and Servicing Agreement, (iv) each Custodial File includes an Assignment of Mortgage in blank as provided in the Pooling and Servicing Agreement and (v) based on its examination, the foregoing documents on their face satisfy the requirements set forth in Section 2 of the Pooling and Servicing Agreement. The Trustee makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

The Trustee will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Final Certification at its office at 60 Livingston Avenue, St. Paul, Minnesota 55105.

All terms used herein shall have the meanings ascribed to them in the above-referenced Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

Name:

Title:

EXHIBIT D

FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

[ON FILE AT THE OFFICES OF MCKEE NELSON LLP]

EXHIBIT E-1

FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:  [Address]

Re:

Pooling and Servicing Agreement, dated as of July 1, 2005 (“Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, DLJ Mortgage Capital, Inc., Centex Home Equity Company, LLC, MortgageRamp, Inc. and U.S. Bank National Association (the “Trustee”).

In connection with the administration of the Mortgage Loans held by U.S. Bank National Association, as Trustee, pursuant to the provisions of the above-referenced Pooling and Servicing Agreement, we request the release, and acknowledge receipt, of the (Mortgage File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor’s Name Address & Zip Code:

Mortgage Loan Number:

Send Custodial File to:

Reason for Requesting Documents (check one)

__1.

Mortgage Loan Paid in Full.  (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

__2.

Mortgage Loan Purchase Pursuant to Section 2.03 or 3.16(c) of the Pooling and Servicing Agreement.  (The Servicer hereby certifies that the repurchase price has been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

__3.

Mortgage Loan Liquidated By _____________ (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Collection Account pursuant to the Pooling and Servicing Agreement.)

__4.

Mortgage Loan in Foreclosure

__5.

Other (explain) ____________________________

If box 1, 2 or 3 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

Upon written request, the Trustee will acknowledge the return of any or all of the above documents in its custody.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of July 1, 2005 (“Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, DLJ Mortgage Capital, Inc., Centex Home Equity Company, LLC, MortgageRamp, Inc. and U.S. Bank National Association.

[SERVICER]

By:

_________________________

Name:

Title:

Date:

(If more than 30 Mortgage Files requested by the Servicer)

Authorization by the Trustee

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: _________________________

Name:

Title:

Date:

EXHIBIT E-2

[RESERVED]

EXHIBIT F-1

FORM OF TRANSFEROR REPRESENTATION LETTER

[Date]

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55105

Attention: Corporate Trust Services – ABSC 2005-HE7

Re:

Asset Backed Securities Corporation,

Asset Backed Pass-Through Certificates, Series 2005-HE7,

Class ___, representing a ___% Class ___ Percentage Interest

Ladies and Gentlemen:

In connection with the transfer by ________________ (the “Transferor”) to ________________ (the “Transferee”) of the captioned Asset Backed Pass-Through Certificates (the “Certificates”), the Transferor hereby certifies as follows:

Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the “1933 Act”), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto.  The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of July 1, 2005, among Asset Backed Securities Corporation as Depositor, DLJ Mortgage Capital, Inc. as Seller, Centex Home Equity Company, LLC as Servicer, MortgageRamp, Inc., as Loan Performance Advisor, and U.S. Bank National Association, as Trustee (the “Pooling and Servicing Agreement”), pursuant to which the Certificates were issued.

Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

Very truly yours,

[Transferor]

By:_________________________________

Name:

Title:

FORM OF TRANSFEREE REPRESENTATION LETTER

[Date]

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55105

Attention: Corporate Trust Services – ABSC 2005-HE7

Re:

Asset Backed Securities Corporation,

Asset Backed Pass-Through Certificates, Series 2005-HE7,

Class ___, representing a ___% Class ___ Percentage Interest

Ladies and Gentlemen:

In connection with the purchase from ______________________ (the “Transferor”) on the date hereof of the captioned trust certificates (the “Certificates”), _______________ (the “Transferee”) hereby certifies as follows:

1.

The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933 (the “1933 Act”) and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  The Transferee is aware that the sale to it is being made in reliance on Rule 144A.  The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

2.

The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of July 1, 2005, among Asset Backed Securities Corporation as Depositor, DLJ Mortgage Capital, Inc. as Seller, Centex Home Equity Company, LLC as Servicer, MortgageRamp, Inc., as Loan Performance Advisor, and U.S. Bank National Association, as Trustee, pursuant to which the Certificates were issued.

[TRANSFEREE]

By:________________________________

Name:

Title:

ANNEX 1 TO EXHIBIT F-1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and U.S. Bank National Association, as Trustee, with respect to the Asset Backed Pass-Through Certificates (the “Certificates”) described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the “Transferee”).

2.

In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Transferee owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

___

Corporation, etc.  The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

___

Bank.  The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan.  The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Broker-dealer.  The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company.  The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

___

Investment Advisor.  The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof,  (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee,  but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction.  However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

5.

The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

___

___

Will the Transferee be purchasing the Certificates

Yes

No

only for the Transferee’s own account?

6.

If the answer to the foregoing question is “no”, the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A.  In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

7.

The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

_________________________________________

Print Name of Transferee

By:_______________________________________

Name:

Title:

ANNEX 2 TO EXHIBIT F-1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and U.S. Bank National Association, as Trustee, with respect to the Asset Backed Pass-Through Certificates (the “Certificates”) described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the “Adviser”).

2.

In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used.

____

The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____

The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.  In addition, the Transferee will only purchase for the Transferee’s own account.

The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:

__________________________________________

Print Name of Transferee

By:_______________________________________

Name:

Title:

IF AN ADVISER:

__________________________________________

Print Name of Transferee

FORM OF TRANSFEREE REPRESENTATION LETTER

The undersigned hereby certifies on behalf of the purchaser named below (the “Purchaser”) as follows:

1.

I am an executive officer of the Purchaser.

2.

The Purchaser is a “qualified institutional buyer”, as defined in Rule 144A, (“Rule 144A”) under the Securities Act of 1933, as amended.

3.

As of the date specified below (which is not earlier than the last day of the Purchaser’s most recent fiscal year), the amount of “securities”, computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.

Name of Purchaser

By:

(Signature)

Name of Signatory

Title

Date of this certificate

Date of information provided in paragraph 3

EXHIBIT F-2

FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK

)

: ss.:

COUNTY OF NEW YORK

)

____________________________________, being duly sworn, deposes, represents and warrants as follows:

1.

I am a ______________________ of ____________________________ (the “Owner”) a corporation duly organized and existing under the laws of ______________, the record owner of Asset Backed Securities Corporation, Home Equity Loan Trust Series 2005-HE7 Asset Backed Pass-Through Certificates, Series 2005-HE7, Class R (the “Class R Certificates”), on behalf of whom I make this affidavit and agreement.  Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

2.

The Owner (i) is and will be a “Permitted Transferee” as of ____________________, 20___ and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit.  A “Permitted Transferee” is any person other than a “disqualified organization” or a possession of the United States.  For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

3.

The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a “noneconomic residual interest” will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

In accordance with Treasury Regulation Section 1.860E-1(c)(4), the Transferee represents and warrants that the transfer does not involve the transfer of the Class R Certificates to a foreign permanent establishment or fixed base of the Transferee and one of the following applies:

(i)

the consideration paid to the Transferee for accepting the Class R Certificates is greater than the present value of the anticipated net federal income taxes and tax benefits (“Tax Liability Present Value”) associated with owning such Certificates, with such present value computed using a discount rate equal to the “applicable federal rate” prescribed by Section 1274 of the Internal Revenue Code as of the date hereof (with all applicable computations done in accordance with Treasury Regulation Section 1.860E-1(c)(8); or

(ii)

the Transferee (A) is an “eligible corporation” as defined in Treasury Regulation 1.860E-1(c)(6), as to which the income of Class R Certificates will only be subject to taxation in the United States, (B) has, and has had in each of its two preceding fiscal years, gross assets for financial reporting purposes (excluding any obligation of a person related to the transferee within the meaning of Treasury Regulation 1.860E-1(c)(6)) in excess of $100 million and net assets of $10 million, and (C) hereby agrees only to transfer the Certificate to another corporation meeting the criteria set forth in this letter.

4.

The Owner is aware of the tax imposed on a “pass-through entity” holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.

The Owner is aware that the Trustee will not register the transfer of any Class R Certificate unless the transferee, or the transferee’s agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.

The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

7.

The Owner’s taxpayer identification number is ___________________.

8.

The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.

The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

10.

The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

11.

The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

12.

The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

13.

The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

14.

The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

15.

The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee:  (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a “Permitted Transferee”.

16.

The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

17.

The Owner of the Class R Certificate, hereby agrees that in the event that the Trust Fund created by the Pooling and Servicing Agreement is terminated pursuant to Section 9.01 thereof, the undersigned shall assign and transfer to the Holders of the Class X Certificates any amounts in excess of par received in connection with such termination.  Accordingly, in the event of such termination, the Trustee is hereby authorized to withhold any such amounts in excess of par and to pay such amounts directly to the Holders of the Class X Certificates.  This agreement shall bind and be enforceable against any successor, transferee or assigned of the undersigned in the Class R Certificate.  In connection with any transfer of the Class R Certificate, the Owner shall obtain an agreement substantially similar to this clause from any subsequent owner.

18.

The Owner

(a)

is not an employee benefit plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person purchasing any Certificate with the assets of any such plan or arrangement;

(b)

if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

(c)

provides an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of an ERISA-Restricted Certificate by, on behalf of or with the assets of such plan or arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of __________, 20__.

[OWNER]

By:____________________________________

Name:

Title:

[Vice] President

ATTEST:

By:_________________________________

Name:

Title:

[Assistant] Secretary

Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this ____ day of __________, 20__.

_____________________________________

                       Notary Public

County of _____________________

State of __________________

My Commission expires:

FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK

)

: ss. :

COUNTY OF NEW YORK

)

______________________________________, being duly sworn, deposes, represents and warrants as follows:

1.

I am a ____________________ of _____________________________ (the “Owner”), a corporation duly organized and existing under the laws of ______________, on behalf of whom I make this affidavit.

2.

The Owner is not transferring the Class R Certificates (the “Residual Certificates”) to impede the assessment or collection of any tax.

3.

The Owner has no actual knowledge that the Person that is the proposed transferee (the “Purchaser”) of the Residual Certificates:  (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

4.

The Owner understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-2.  The Owner does not know or believe that any representation contained therein is false.

5.

At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

6.

Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ___________, 20__.

[OWNER]

By:_____________________________________

Name:

Title:

[Vice] President

ATTEST:

By:___________________________________

Name:

Title:

[Assistant] Secretary

Personally appeared before me the above-named _________________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this ____ day of __________, 20__.

_______________________________________

Notary Public

County of _______________________

State of __________________

My Commission expires:

EXHIBIT G

FORM OF CERTIFICATION WITH RESPECT TO ERISA AND THE CODE

_____________, 20__.

Asset Backed Securities Corporation Eleven Madison Avenue New York, New York 10010	Centex Home Equity Company, LLC 2728 North Harwood Street Dallas, Texas 75201
U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55105	DLJ Mortgage Capital, Inc. Eleven Madison Avenue New York, New York 10010

Re:

Asset Backed Securities Corporation

Asset Backed Pass Through Certificates,

Series 2005-HE7, Class [X] [P] [M7] [M8] [M9]

Dear Sirs:

__________________________________ (the “Transferee”) intends to acquire from _____________________ (the “Transferor”) $____________ Initial Certificate Principal Balance of Asset Backed Securities Corporation, Asset Backed Pass-Through Certificates, Series 2005-HE7, Class [X] [P] [M7] [M8] [M9], (the “Certificates”), issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of July 1, 2005 among Asset Backed Securities Corporation, as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Centex Home Equity Company, LLC, as servicer (the “Servicer”), MortgageRamp, Inc., as loan performance advise (the “Loan Performance Advisor”) and U.S. Bank National Association, as trustee (the “Trustee”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Pooling and Servicing Agreement.  The Transferee hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Servicer that one of the following statement is accurate:

(a)

We are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or arrangement;

(b)

We are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA-Restricted Certificates by, on behalf of or with “plan assets” of such plan or arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement; or

(c)

If, in the case of ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60

Very truly yours,

_______________________________________

By:___________________________

Name:

Title:

EXHIBIT H

FORM DEPOSITOR CERTIFICATION

Re:  Asset Backed Securities Corporation
Home Equity Loan Trust Series 2005-HE7
Asset Backed Pass-Through Certificates, Series 2005-HE7

I, __________________________, certify that:

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of Asset Backed Securities Corporation Home Equity Loan Trust Series 2005-HE7 (the “Trust”);

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the distribution information required to be prepared by the Trustee based upon the servicing information required to be provided by the Servicer under the Pooling and Servicing Agreement is included in these reports;

4.

Based on my knowledge and upon the annual compliance statements included in the report and required to be delivered to the Trustee in accordance with the terms of the Pooling and Servicing Agreement and based upon the review required under the Pooling and Servicing Agreement, and except as disclosed in the report, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

5.

The reports disclose all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards based, in each case, upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement, that is included in these reports.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: the Servicer and the Trustee.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated July 1, 2005 (the “Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Centex Home Equity Company, LLC, as servicer (the “Servicer”), MortgageRamp, Inc., as loan performance advisor (the “Loan Performance Advisor”) and U.S. Bank National Association, as trustee (the “Trustee”).

________________________________

[Name]

[Title]

[Date]

EXHIBIT I

FORM TRUSTEE CERTIFICATION

Re:  Asset Backed Securities Corporation
Home Equity Loan Trust Series 2005-HE7
Asset Backed Pass-Through Certificates, Series 2005-HE7

U.S. Bank National Association, as trustee (the “Trustee”) of the Asset Backed Securities Corporation Home Equity Loan Trust Series 2005-HE7 (the “Trust”), hereby certifies to Asset Backed Securities Corporation (the “Depositor”), DLJ Mortgage Capital, Inc. (the “Seller) and each Person, if any, who “controls” the Depositor and the Seller within the meaning of the Securities Act of 1933, as amended, and their officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

The Trustee has reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the Trust;

2.

Based on the Trustee’s knowledge, and assuming the accuracy and completeness of the information supplied to the Trustee by the Servicer, the distribution information in the distribution reports contained in all reports on Form 8-K included in the year covered by the annual report on Form 10-K for the fiscal year [____], prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3.

Based on the Trustee’s knowledge, the distribution information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in these reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated July 1, 2005 (the “Pooling and Servicing Agreement”), among the Depositor, the Seller, Centex Home Equity Company, LLC, as servicer, MortgageRamp, Inc., as loan performance advisor, and the Trustee.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:  _________________________

[Name]
[Title]

[Date]

EXHIBIT J

FORM SERVICER CERTIFICATION

Re:  Asset Backed Securities Corporation
Home Equity Loan Trust Series 2005-HE7
Asset Backed Pass-Through Certificates, Series 2005-HE7

I, [name of certifying individual], a duly elected and acting officer of Centex Home Equity Company, LLC (the “Servicer”), certify pursuant to Section 4.06(d) of the Pooling and Servicing Agreement to the Depositor, the Seller, the Trustee and each Person, if any, who “controls” the Depositor or the Trustee within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

For purposes of this Certificate, “Relevant Information” means the information in the certificate provided pursuant to Section 3.20 of the Pooling and Servicing Agreement (the “Annual Compliance Certificate”) for the Relevant Year and the information in all servicing reports required pursuant to the Pooling and Servicing Agreement to be provided by the Servicer to the Trustee during the Relevant Year.  Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.

The Relevant Information has been provided to those Persons entitled to receive it.

3.

I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement during the Relevant Year.  Based upon the review required by the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement provided pursuant to Section 3.21 of the Pooling and Servicing Agreement, to the best of my knowledge, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated July 1, 2005 (the “Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Centex Home Equity Company, LLC, as servicer (the “Servicer”), MortgageRamp, Inc., as loan performance advisor (the “Loan Performance Advisor”) and U.S. Bank National Association, as trustee (the “Trustee”).

CENTEX HOME EQUITY COMPANY, LLC,
as Servicer

By: _________________________

[Name]
[Title]

[Date]

Schedule 1

MORTGAGE LOAN SCHEDULE

FILED BY PAPER

[ON FILE WITH THE TRUSTEE]

Schedule 2

PREPAYMENT CHARGE SCHEDULE

[TO BE PROVIDED UPON REQUEST]